FINANCIAL STATEMENTS – STATUTORY BASIS
AND SUPPLEMENTARY INFORMATION

Transamerica Financial Life Insurance Company
Years Ended December 31, 2025, 2024 and 2023

Transamerica Financial Life Insurance Company

Financial Statements – Statutory Basis
and Supplementary Information

Years Ended December 31, 2025, 2024 and 2023

Report of Independent Auditors

The Board of Directors

Transamerica Financial Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of Transamerica Financial Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2025 and 2024, and the related statements of operations, changes in capital and surplus and cash flows for the years then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2025 and 2024, or the results of its operations or its cash flows for the years then ended.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

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Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Report of Other Auditors on 2023 Financial Statements

The statutory-basis financial statements of the Company for the year ended December 31, 2023 were audited by another auditor who expressed an adverse opinion with respect to conformity with U.S. generally accepted accounting principles and an unmodified opinion with respect to conformity with accounting practices prescribed or permitted by the New York Department of Financial Services on those statements on April 11, 2024.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

April 9, 2026

Philadelphia, PA

Report of Independent Auditors

To the Board of Directors of Transamerica Financial Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of Transamerica Financial Life Insurance Company (the “Company”), which comprise the statements of operations - statutory basis, of changes in capital and surplus - statutory basis, and of cash flow - statutory basis for the year ended December 31, 2023, including the related notes and supplementary insurance information for the year ended December 31, 2023, and reinsurance for the year ended December 31, 2023 listed in the accompanying index (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the results of its operations and its cash flows for the year ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the results of its operations or its cash flows for the year ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

  Exercise professional judgment and maintain professional skepticism throughout the audit.
  Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
  Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
  Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
  Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/PricewaterhouseCoopers LLP
Chicago, Illinois
April 11, 2024

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Millions)

	December 31
	2025	2024
Admitted assets
Cash, cash equivalents and short-term investments	$210	$243
Bonds	4,729	4,586
Preferred stocks	4	4
Common stocks	3	3
Mortgage loans on real estate	1,539	1,725
Policy loans	172	160
Securities lending reinvested collateral assets	312	301
Derivatives	23	21
Other invested assets	386	273
Total cash and invested assets	7,378	7,316
Accrued investment income	52	52
Premiums deferred and uncollected	6	6
Net deferred income tax asset	21	21
Other assets	32	45
Separate account assets	22,603	20,993
Total admitted assets	$30,092	$28,433
Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$5,899	$5,863
Policy and contract claim reserves	33	32
Liability for deposit-type contracts	31	32
Transfers from separate accounts due or accrued	(56)	(65)
Asset valuation reserve	93	106
Derivatives	64	43
Payable for collateral under securities loaned and other transactions	325	319
Remittances and items not allocated	206	219
Other liabilities	70	60
Separate account liabilities	22,603	20,993
Total liabilities	29,268	27,602
Total capital and surplus	824	831
Total liabilities and capital and surplus	$30,092	$28,433

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2025	2024	2023
Revenues
Premiums and annuity considerations	$4,336	$5,047	$3,517
Net investment income	286	310	330
Fee revenue and other income	250	254	238
Total revenue	4,872	5,611	4,085
Benefits and expenses
Death benefits	76	91	92
Annuity benefits	140	131	180
Accident and health benefits	77	72	69
Surrender benefits	5,285	4,867	3,902
Other benefits	15	14	11
Net increase (decrease) in reserves	36	(284)	(360)
Commissions	97	98	89
Net transfers to (from) separate accounts	(1,195)	209	(365)
General insurance expenses and other	164	175	153
Total benefits and expenses	4,695	5,373	3,771
Gain (loss) from operations before federal income taxes	177	238	314
Federal income tax (benefit) expense	17	15	24
Net gain (loss) from operations	160	223	290
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(22)	(87)	(100)
Net income (loss)	$138	$136	$190

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2023	$2	$684	$7	$154	$847
Net income (loss)	—	—	—	190	190
Change in net unrealized capital gains/losses, net of taxes	—	—	—	14	14
Change in net deferred income tax asset	—	—	—	1	1
Change in nonadmitted assets	—	—	—	6	6
Change in asset valuation reserve	—	—	—	(8)	(8)
Return of capital	—	(1)	—	—	(1)
Dividends to stockholders	—	—	—	(170)	(170)
Other changes - net	—	1	5	25	31
Balance at December 31, 2023	$2	$684	$12	$212	$910
Net income (loss)	—	—	—	136	136
Change in net unrealized capital gains/losses, net of taxes	—	—	9	(26)	(17)
Change in nonadmitted assets	—	—	—	(4)	(4)
Change in asset valuation reserve	—	—	—	8	8
Return of capital	—	1	—	—	1
Dividends to stockholders	—	—	—	(200)	(200)
Other changes - net	—	(1)	2	(4)	(3)
Balance at December 31, 2024	$2	$684	$23	$122	$831

Continued on next page.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2024	$2	$684	$23	$122	$831
Net income (loss)	—	—	—	138	138
Change in net unrealized capital gains/losses, net of taxes	—	—	2	(26)	(24)
Change in net deferred income tax asset	—	—	—	9	9
Change in nonadmitted assets	—	—	—	(12)	(12)
Change in asset valuation reserve	—	—	—	13	13
Dividends to stockholders	—	—	—	(130)	(130)
Other changes - net	—	(1)	1	(1)	(1)
Balance at December 31, 2025	$2	$683	$26	$113	$824

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2025	2024	2023
Operating activities
Premiums and annuity considerations	$4,337	$5,048	$3,518
Net investment income	293	328	333
Other income	251	253	238
Benefit and loss related payments	(5,595)	(5,180)	(4,262)
Net transfers from separate accounts	1,204	(209)	395
Commissions and operating expenses	(263)	(275)	(240)
Federal income taxes (paid) received	(1)	(36)	(23)
Net cash provided by (used in) operating activities	$226	$(71)	$(41)
Investing activities
Proceeds from investments sold, matured or repaid	$4,537	$717	$680
Costs of investments acquired	(4,656)	(330)	(408)
Net change in policy loans	(12)	(10)	(7)
Net cash provided by (used in) investing activities	$(131)	$377	$265
Financing and miscellaneous activities
Capital and paid in surplus received (returned)	$(1)	$(1)	$1
Net deposits (withdrawals) on deposit-type contracts	(2)	2	1
Net change in borrowed money	—	(20)	—
Net change in payable for collateral under securities lending and other transactions	6	(40)	(104)
Other cash (applied) provided	(1)	(1,051)	1,090
Dividends to stockholders	(130)	(200)	(170)
Net cash provided by (used in) financing and miscellaneous activities	$(128)	$(1,310)	$818
Net increase (decrease) in cash, cash equivalents and short-term investments	(33)	(1,004)	1,042
Cash, cash equivalents and short-term investments:
Beginning of year	243	1,247	205
End of year	$210	$243	$1,247

See accompanying notes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Years Ended December 31, 2025, 2024 and 2023

1.	Organization and Nature of Business

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company domiciled in the State of New York and is owned by Transamerica Corporation (TA Corp). TA Corp is an indirect, wholly-owned subsidiary of Aegon Ltd., a holding company organized under the laws of Bermuda.

Nature of Business

The Company sells individual life insurance, including indexed universal life, whole life, term life, and final expense whole life. It also sells variable annuities and registered index-linked annuities (RILA). In addition, the Company offers supplemental health insurance, group life insurance, group annuity contracts and stable value solutions. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through a network of independent agents and broker-dealers, affiliated agencies, and financial institutions.

2.	Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services (NYDFS), which differ from accounting principles generally accepted in the United States of America (GAAP).

The NYDFS recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Commissioner of Insurance has the right to permit specific practices that deviate from prescribed practices.

The State of New York has adopted prescribed accounting practices that differ from the NAIC SAP related to the reported value of certain assets supporting the Company’s guaranteed and registered index-linked annuity (RILA) separate accounts. As prescribed by Section 1414 of the New York Insurance Law, the Company is entitled to generally value these assets at amortized cost, whereas the assets would be required to be reported at fair value under Statement of Statutory Accounting Principles (SSAP) No. 56, Separate Accounts, of the NAIC SAP. There are no impacts to the Company’s income or surplus as a result of utilizing these prescribed practices.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairments.

For GAAP, for debt securities classified as available-for-sale, management first assesses whether the Company has the intent to sell, or whether it is more likely than not it will be required to sell the security before the amortized cost basis is fully recovered. If either criterion is met, the amortized cost is written down to fair value through earnings as an impairment. If neither criterion is met, the securities are further evaluated to determine if the cause of the decline in fair value resulted from credit losses or other factors. When a credit loss is determined to exist and the present value of cash flows expected to be collected is less than the amortized cost of the security, an allowance for credit loss is recorded along with a charge to earnings, limited by the amount that the fair value is less than amortized cost. Any remaining unrealized loss after recording the allowance for credit loss is the non-credit amount and is recorded to other comprehensive income.

Investments in unaffiliated redeemable preferred stocks in good standing (those with NAIC designations 1 to 3) are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in unaffiliated redeemable preferred stocks not in good standing (those with NAIC designations 4 to 6) are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. Investment in perpetual preferred stocks are reported at fair value, not to exceed any currently effective call price. Investment in mandatory convertible preferred stocks (regardless if the preferred stock is redeemable or perpetual) are reported at fair value, not to exceed any currently effective call price, in the periods prior to conversion. For preferred stocks reported at fair value, the related net unrealized capital gains and losses for all NAIC designations are reported in accordance with SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in changes in capital and surplus.

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, an allowance for credit loss is recognized in earnings at time of purchase or origination based on an expected lifetime credit loss, which is an amount that represents the portion of the amortized cost basis of the mortgage loans that the Company does not expect to collect.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Other invested assets include surplus notes which are valued at either amortized cost (those that have an NAIC designation of 1 or 2) or the lesser of amortized cost or fair value (those that have an NAIC designation of 3 through 6).

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the Statements of Operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying Balance Sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Derivative Instruments

Overview: The Company may use various derivative instruments (swaps and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities. Replications, income generation and held for other investment/risk management activities do not qualify for hedge accounting under SSAP No. 86, Derivatives.

(A)	Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)	Derivative instruments are also used in replication (synthetic asset) transactions (RSAT). A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)	Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets.

Cash flows from derivative instruments are presented within the Investing activities section of the Statements of Cash Flows, with the exception of cash received from written options, which are presented within the Financing activities section.

Instruments:

Interest rate swaps may be used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date; however, if there are upfront costs this is treated as book value and amortized into income over the duration of the deal. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps may be used to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.

Total return swaps may be used in the asset/liability management process to mitigate the delta risk created when the Company has issued minimum guarantee insurance contracts linked to an

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard and Poor’s 500 (S&P) or other global market financial index) and floating leg (tied to Secured Overnight Financing Rate (SOFR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date; however, if there are upfront costs this is treated as book value and amortized into income over the duration of the deal. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Variance swaps may be used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract; however, if there are upfront costs this is treated as book value and amortized into income over the duration of the deal. The variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Bond forwards may be used to hedge the interest rate risk (rho) that future liability claims increase as rates decrease, leading to higher guarantee values. Bond return swaps are also used to hedge interest rate risk of the underlying liability by exchanging performance and interest of a treasury asset for a funding level plus spread. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.

Futures contracts may be used to hedge the liability risk associated with when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company may issue products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. The costs to acquire options are treated as book value and amortized into income over the duration of the deal. If terminated prior to maturity, proceeds equal to the fair

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Options are marked to fair value in the Balance Sheets and fair value adjustments are recorded as unassigned surplus in the financial statements.

Caps may be used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. The costs to acquire caps are treated as book value and amortized into income over the duration of the deal. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company may use zero cost collars to hedge the interest rate risk associated with rising short term interest rates, whereby the exposure would otherwise adversely impact the Company’s capital generation. The collar position(s) help range bound the floating rate by combining a cap and floor position. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company may issue fixed liabilities that have a guaranteed minimum crediting rate. The Company may use receiver swaptions, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract that is subsequently amortized throughout the life of the swaption. These swaptions are marked to fair value in the Balance Sheets and the fair value adjustment is recorded in unassigned surplus. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company may replicate investment grade corporate bonds, sovereign debt, or commercial mortgage backed securities by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset, sovereign debt, or commercial mortgage backed security. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions whereby the representative issuer defaults. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.

The Company may designate and account for fair value hedges when the effectiveness requirements of SSAP No. 86 are achieved. The following hedge type relationships are considered: (A) an interest rate swap that converts a fixed rate asset to a floating rate asset; (B) an interest rate swap that converts a fixed rate liability to a floating rate liability; (C) a cross currency interest rate swap that converts a foreign denominated fixed rate asset to a U.S. dollar floating rate asset; and (D) a cross currency interest rate swap that converts a foreign denominated fixed rate liability to a U.S. dollar floating rate liability.

The Company may designate and account for cash flow hedges when the effectiveness requirements of SSAP No. 86 are achieved. The following hedge-type relationships are considered: (A) an interest rate swap that converts a floating rate asset to a fixed rate asset; (B) an interest rate swap that converts a floating rate liability to a fixed rate liability; (C) a cross currency interest rate swap that converts a foreign denominated floating rate asset to a U.S. dollar fixed rate asset; (D) a cross currency interest rate swap that converts a foreign denominated floating rate liability to a U.S. dollar fixed rate liability; and (E) a forward starting interest rate swap to hedge the forecasted purchases of fixed rate assets.

Any deferred gain (loss) related to forecasted transaction cash flow hedging is recognized in income as the purchased asset affects income. If the forecasted transaction no longer qualifies for hedge accounting or if the forecasted transaction is no longer probable, the forward-starting swap will cease to be valued at amortized cost and will be marked to market through surplus. For the year ended December 31, 2025, none of the Company’s cash flow hedges have been discontinued, as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The Company does not currently have exposure to forecasted hedge transactions.

The Company may enter into derivative transactions that economically mitigate risk associated with interest rate, exchange rate, credit, and equity movements within the marketplace. Due to the natural economic benefits of the hedge in relation to the hedged item, the Company chooses not to seek hedge accounting in these instances. Examples of these types of derivative transactions and the associated risks are as follows: (A) futures that hedge equity risk on universal life liabilities; (B) futures, options, swaps, or forward contracts that hedge the equity or interest rate

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

risk on minimum rate guarantee liabilities; (C) credit default swap purchases of protection that hedge the credit risk of specific bonds; (D) interest rate caps that hedge a rapidly rising interest rate environment and withdrawal activity in pension products; and (E) interest rate swaptions that hedge the risk of a low interest rate environment on in-force recurring premium products.

The Company may enter into replicated (synthetic asset) transactions used for purposes other than hedging by the following: (A) combining a written credit default swap with a highly rated cash instrument to synthetically create corporate debt; (B) combining a written credit default swap with a highly rated cash instrument to synthetically create sovereign debt; or (C) combining a written credit default swap with a highly rated cash instrument to synthetically create a portfolio of commercial mortgage backed securities.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the Balance Sheets (Securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s Balance Sheets. Under GAAP, the reinvested collateral is included within invested assets and is not reported as a single line item.

Other Assets and Other Liabilities

Other assets consist primarily of disallowed IMR, reinsurance receivable, accounts receivable, and current federal income tax recoverable. Other “admitted assets” are valued principally at cost, as required or permitted by New York Insurance Laws.

Other liabilities consist primarily of payable to parent, subsidiaries and affiliates, amounts withheld or retained, other policyholders’ funds, general expenses due or accrued, and unearned investment income.

Separate Accounts

The majority of separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-term bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The portfolios are registered under the Investment Company Act of 1940, as amended, as open-ended, diversified, management investment companies.

Assets held in trust for purchases of group annuities segregated by the Company for the benefit of contract holders and the Company’s corresponding obligation to the contract owners are shown separately in the Balance Sheets. The assets and liabilities of the non-guaranteed separate accounts are carried at fair value. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Modified guaranteed annuity separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the Statements of Operations. Modified guaranteed annuity separate account assets and liabilities are carried at amortized cost. Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the Company’s Statements of Operations as a component of net transfers from separate accounts.

The investment risks associated with fair value changes of the separate account are borne entirely by the contract owners except in cases where minimum guarantees exist. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the Statements of Operations.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held.

In accordance with SSAP No. 51, Life Contracts, and No. 54, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is not included as a factor in the health contract premium deficiency calculation.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the Balance Sheets date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the Statements of Operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three-part test plus the sum of all deferred tax liabilities.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Subsidiaries and Affiliated Companies

Investments in subsidiaries, controlled and affiliated companies (SCA) are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets, reinsurance receivables, agent’s balances and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3.	Accounting Changes and Correction of Errors

The Company’s policy is to disclose recently adopted accounting pronouncements that have been classified by the NAIC as a new statutory accounting principle (SAP) concept change, as well as items classified by the NAIC as SAP clarification changes that have been adopted and have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

Effective January 1, 2025, the NAIC implemented substantive revisions to SSAP No. 26, Bonds and SSAP No. 43, Asset-Backed Securities, incorporating concepts from the principles-based bond definition (PBBD) project regarding the criteria for reporting long-term bonds. In accordance with the NAIC’s transition guidance specific to the project, this update does not constitute a change in accounting principle. The updated guidance has led to modifications in

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

how tables within footnotes 4 and 5 are presented, which may differ from the presentation used in previous reporting periods.

Effective January 1, 2025, the NAIC adopted revisions to SSAP No. 21, Other Admitted Assets, to reflect accounting and reporting guidance for investments that do not meet the requirements of PBBD, and for residual tranches or interests/loss positions.

No securities were reclassified from Schedule D upon the implementation of this guidance. There was no impact to the Company’s net income or capital and surplus.

On August 13, 2023, the Statutory Accounting Principles Working Group (SAPWG) adopted INT 23-01, Net Negative (Disallowed) Interest Maintenance Reserve, effective immediately. INT 23-01 provides optional, limited-time guidance, which allows the admittance of net negative (disallowed) IMR if certain conditions are met, up to 10% of adjusted general account capital and surplus. Refer to Note 5 for further detail.

Change in Estimates

During 2025, the Company implemented a change in estimate for TFLIC’s AG38 8C asset adequacy testing following updated regulatory guidance and actuarial review. These changes included extending projection periods, expanding the cohorts included in testing, and increasing retained spreads on certain closed indexed universal life (IUL) blocks. This resulted in an increase to TFLIC’s AG38 8C reserves of $41, resulting in a corresponding unfavorable pre-tax impact to statutory earnings.

Correction of Errors

During 2023, management identified and corrected an error in the Company’s prior year cash. The error resulted in an understatement of premiums and annuity considerations in the amount of $19, net of tax, which was corrected in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors. This is reflected as a correction of an error in Other Changes - net in the Statements of Changes in Capital and Surplus.

There were additional errors identified in prior year financial statements that have been corrected in the years presented in the financial statements in accordance with SSAP No. 3. These errors do not have a material impact on the financial statements, individually or in aggregate, and therefore have not been separately disclosed.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

4.	Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of Fair Value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/ or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair Value Hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets
c)	Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

underlying characteristics of bonds, are determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the Balance Sheets date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the Balance Sheets date. The estimated fair values of swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying Balance Sheets approximate their fair values. These are included in the investment contract liabilities.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the Balance Sheets, as of December 31, 2025 and 2024, respectively:

	December 31, 2025
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$153	$153	$153	$—	$—
Bonds
Asset-backed securities	897	933	38	857	2
Issuer credit obligations	3,325	3,796	268	3,057	—
Preferred stocks, other than affiliates	4	4	—	4	—
Common stocks, other than affiliates	3	3	—	—	3
Mortgage loans on real estate	1,391	1,539	—	—	1,391
Other invested assets	20	21	—	20	—
Derivative assets:
Options	17	17	—	17	—
Currency swaps	7	3	—	7	—
Credit default swaps	5	2	—	5	—
Equity futures	—	1	—	—	—
Derivative assets total	29	23	—	29	—
Policy loans	172	172	—	172	—
Securities lending reinvested collateral	271	271	252	19	—
Separate account assets	22,557	22,556	21,942	604	11
Liabilities
Investment contract liabilities	3,453	3,460	—	1	3,452
Derivative liabilities:
Options	5	5	—	5	—
Interest rate swaps	29	41	—	29	—
Currency swaps	5	5	—	5	—
Equity swaps	10	10	—	10	—
Interest rate futures	1	1	1	—	—
Equity futures	2	2	2	—	—
Derivative liabilities total	52	64	3	49	—
Payable for securities lending	312	312	—	312	—
Payable for derivative cash collateral	13	13	—	13	—
Separate account liabilities	22,190	22,205	—	21,927	263

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2024
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$91	$91	$91	$—	$—
Short-term notes receivable from affiliates	100	100	—	100	—
Bonds	3,956	4,586	261	3,692	3
Preferred stocks, other than affiliates	4	4	—	4	—
Common stocks, other than affiliates	3	3	—	—	3
Mortgage loans on real estate	1,512	1,725	—	—	1,512
Other invested assets	21	22	—	21	—
Derivative assets:
Currency swaps	12	12	—	12	—
Credit default swaps	8	4	—	8	—
Equity swaps	5	5	—	5	—
Derivative assets total	25	21	—	25	—
Policy loans	160	160	—	160	—
Securities lending reinvested collateral	265	265	265	—	—
Separate account assets	20,954	20,961	20,389	565	—
Liabilities
Investment contract liabilities	3,521	3,507	—	1	3,520
Derivative liabilities:
Interest rate swaps	32	42	—	32	—
Currency swaps	(1)	—	—	(1)	—
Interest rate futures	1	1	1	—	—
Derivative liabilities total	32	43	1	31	—
Payable for securities lending	301	301	—	301	—
Payable for derivative cash collateral	18	18	—	18	—
Separate account liabilities	20,593	20,616	—	20,288	305

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2025 and 2024:

	2025
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Asset-backed securities	$—	$2	$—	$2
Total bonds	—	2	—	2
Preferred stock
Industrial and miscellaneous	—	4	—	4
Total preferred stock	—	4	—	4
Common stock
Industrial and miscellaneous	—	—	3	3
Total common stock	—	—	3	3
Cash equivalents and short-term investments
Money market mutual funds	147	—	—	147
Total cash equivalents and short-term investments	147	—	—	147
Derivative assets	—	18	—	18
Separate account assets	21,940	299	—	22,239
Total assets	$22,087	$323	$3	$22,413
Liabilities:
Derivative liabilities	$3	$16	$—	$19
Total liabilities	$3	$16	$—	$19

	2024
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$3	$—	$3
Total bonds	—	3	—	3
Preferred stock
Industrial and miscellaneous	—	4	—	4
Total preferred stock	—	4	—	4
Common stock
Industrial and miscellaneous	—	—	3	3
Total common stock	—	—	3	3
Cash equivalents and short-term investments
Money market mutual funds	49	—	—	49
Total cash equivalents and short-term investments	49	—	—	49
Derivative assets	1	5	—	6
Other long term	—	3	—	3
Separate account assets	20,382	263	—	20,645
Total assets	$20,432	$278	$3	$20,713
Liabilities:
Derivative liabilities	$1	$6	$—	$7
Total liabilities	$1	$6	$—	$7

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Preferred stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Common stock classified as Level 3 are comprised primarily of shares in the FHLB of New York, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Derivatives classified as Level 2 represent over-the-counter contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other over-the-counter trades, or external pricing services.

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

The following tables summarize the changes in assets classified as Level 3 for 2025 and 2024:

	Beginning Balance at January 1, 2025	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)
Common stock	$3	$—	$—	$—	$—
Total	$3	$—	$—	$—	$—

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2025
Common stock	$—	$—	$—	$—	$3
Total	$—	$—	$—	$—	$3

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

	Beginning Balance at January 1, 2024	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)
Common stock	$3	$—	$—	$—	$—
Total	$3	$—	$—	$—	$—

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2024
Common stock	$—	$—	$—	$—	$3
Total	$—	$—	$—	$—	$3

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

5.    Investments

Bonds and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2025
ICOs:
U.S. Government obligations (exempt from RBC)	$271	$—	$42	$229
Other U.S. Government obligations (not exempt from RBC)	10	—	2	8
Non-U.S. sovereign jurisdiction securities	97	1	13	85
Municipal bonds - general obligations (direct & guaranteed)	1	—	—	1
Municipal bonds - special revenue	3	—	—	3
Corporate bonds	3,197	41	425	2,813
Single entity backed obligation	217	—	30	187
Total ICOs	$3,796	$42	$512	$3,326
ABS:
Financial asset-backed securities - self liquidating:
Agency RMBS - not/partially guaranteed (not exempt from RBC)	$3	$—	$—	$3
Non-agency CLOs/CBOs/CDOs - unaffiliated	47	—	—	47
Non-agency CMBS - unaffiliated	256	—	21	235
Non-agency RMBS - unaffiliated	38	6	1	43
Other financial ABS - unaffiliated	304	3	16	291
Non-financial ABS - full analysis:
Lease backed transactions - unaffiliated	85	—	1	84
Non-financial ABS - practical expedient:
Lease backed transactions - unaffiliated	161	1	8	154
Other non-financial ABS - unaffiliated	39	—	—	39
Total ABS	$933	$10	$47	$896
Common stock	$3	$—	$—	$3
Preferred stock	$4	$—	$—	$4
	$4,736	$52	$559	$4,229

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2024
Bonds:
United States Government and agencies	$271	$—	$45	$226
State, municipal and other government	103	—	19	84
Hybrid securities	29	1	3	27
Industrial and miscellaneous	3,330	22	517	2,835
Mortgage and other asset-backed securities	853	10	79	784
Total unaffiliated bonds	4,586	33	663	3,956
Unaffiliated preferred stocks	4	—	—	4
	$4,590	$33	$663	$3,960

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Unaffiliated common stocks	$3	$—	$—	$3

The carrying amount and estimated fair value of items held as bonds and short-term investments at December 31, 2025, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2025
December 31:	Carrying Value	Fair Value
Due in one year or less	$97	$97
Due after one year through five years	661	649
Due after five years through ten years	730	703
Due after ten years through twenty years	1,139	1,023
Due after twenty years	1,175	860
Subtotal	3,802	3,332
Mortgage and other asset-backed securities	933	898
Total	$4,735	$4,230

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2025 and 2024 is as follows:

	2025
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
ICOs:
U.S. Government obligations (exempt from RBC)	$69	$10	$160	$32
Other U.S. Government obligations (not exempt from RBC)	9	2	—	—
Non-U.S. sovereign jurisdiction securities	67	13	—	—
Municipal bonds - special revenue	3	—	—	—
Corporate bonds	1,914	422	85	3
Single entity backed obligation	174	30	5	—
Total ICOs	$2,236	$477	$250	$35
ABS:
Financial asset-backed securities - self liquidating:
Agency RMBS - not/partially guaranteed (not exempt from RBC)	$1	$—	$—	$—
Non-agency CLOs/CBOs/CDOs - unaffiliated	9	—	29	—
Non-agency CMBS - unaffiliated	213	21	8	—
Non-agency RMBS - unaffiliated	21	1	—	—
Other financial ABS - unaffiliated	115	14	58	2
Non-financial ABS - full analysis:
Lease backed transactions - unaffiliated	29	1	14	—
Non-financial ABS - practical expedient:
Lease backed transactions - unaffiliated	34	8	25	—
Other non-financial ABS - unaffiliated	2	—	26	—
Total ABS	$424	$45	$160	$2
Common stock	$—	$—	$3	$—
Preferred stock	$—	$—	$4	$—
	$2,660	$522	$417	$37

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	2024
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$31	$8	$189	$37
State, municipal and other government	71	19	1	—
Hybrid securities	15	3	5	—
Industrial and miscellaneous	2,050	503	412	14
Mortgage and other asset-backed securities	577	78	98	1
Total bonds	2,744	611	705	52
Preferred stocks-unaffiliated	—	—	—	—
Common stocks-unaffiliated	—	—	—	—
	$2,744	$611	$705	$52

During 2025 and 2023, respectively, there were no asset-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold. During 2024, there were $35 of loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

For asset-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2025, 2024 and 2023, the Company recognized OTTI of $4, $0 and $6, respectively.

The following asset-backed and structured securities were held at December 31, 2025, for which an OTTI was recognized during the current reporting period:

	Amortized Cost Before Current Period	Present Value of Projected	Recognized	Amortized Cost After	Fair Value at Time of	Date of Financial Statement Where
CUSIP	OTTI	Cash Flows	OTTI	OTTI	OTTI	Reported
BAE2XVVX7-TA	$—	$—	$—	$—	$—	3/31/2025
46642 MAA6	8	5	3	5	3	3/31/2025
BAE3K7RU3-TA	—	—	—	—	—	3/31/2025
46642 MAA6	5	5	—	5	2	6/30/2025
12640 WAG5	—	—	—	—	—	6/30/2025
46642 MAA6	5	4	1	4	2	9/30/2025
12640 WAG5	—	—	—	—	—	9/30/2025
81744 FFC6	—	—	—	—	—	9/30/2025
22944 BCX4	3	3	—	3	3	12/31/2025
81744 FFC6	—	—	—	—	—	12/31/2025
			$4

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The unrealized losses of asset-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2025 and 2024 is as follows:

	2025		2024
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31:
The aggregate amount of unrealized losses	$46	$2	$82	$1
The aggregate related fair value of securities with unrealized losses	424	158	580	112

At December 31, 2025 and 2024, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 755 and 792 securities with a carrying amount of $3,182 and $3,355, and an unrealized loss of $522 and $611. Of this portfolio, at December 31, 2025 and 2024, 97.2% and 97.6% were investment grade with associated unrealized losses of $508 and $597, respectively.

At December 31, 2025 and 2024, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 88 and 247 securities with a carrying amount of $451 and $756, and an unrealized loss of $37 and $52. Of this portfolio, at December 31, 2025 and 2024, 97.5% and 94.5% were investment grade with associated unrealized losses of $36 and $51, respectively.

At December 31, 2025 and 2024, there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2025 and 2024, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 1 securities with a cost of $3 and 2 securities with an insignificant cost, respectively, and no unrealized losses.

During the years ended December 31, 2025 and 2024, the Company held no 5GI securities.

During 2025 and 2024, respectively, the Company sold, redeemed or otherwise disposed of 7 and 5 securities as a result of a callable feature which generated investment income of $1 and $2 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements, if applicable.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Year Ended December 31
	2025	2024	2023
Proceeds	$421	$457	$371
Gross realized gains	$1	$11	$8
Gross realized losses	(3)	(19)	(5)
Net realized capital gains (losses)	$(2)	$(8)	$3

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2025, 2024 and 2023 of $4, $7 and $5, respectively.

At December 31, 2025 and 2024, the Company had no investments in restructured securities. There were no capital gains (losses) taken as a direct result of restructures in 2025, 2024 and 2023.

Concentrations of Credit Risk

Credit risk represents the risk that a counterparty will fail to perform on its contractual obligations. The Company’s investment portfolio includes exposures that may be subject to concentrations of credit risk by industry sector and asset class. Such concentrations arise when multiple issuers share similar economic characteristics or are exposed to common industry, regulatory or macroeconomic factors that could affect their ability to meet contractual obligations.

The Company’s significant concentrations of credit risk are primarily related to corporate fixed-income securities and structured securities, diversified across a range of industries and asset types.

Banking (Stable)

The Company maintains material exposure to issuers within the banking sector. Credit risk in this sector is influenced by earnings stability, asset quality trends, capital and liquidity management, interest rate conditions and exposure to commercial real estate and other credit-sensitive asset classes.

Communications (Stable)

The Company maintains material exposure to issuers within the communications sector, including cable, media and telecommunications companies. Credit risk within this sector is influenced by competitive pressures, technological change, capital intensity and regulatory considerations that may impact issuer cash flows and overall credit quality.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Consumer Cyclical (Stable)

The Company holds investments in consumer cyclical industries, including retailers, restaurants, gaming entities and lodging and leisure companies. Credit risk within this sector is sensitive to changes in discretionary consumer spending, employment conditions, inflationary pressures and broader economic cycles that may affect revenues and profitability.

Consumer Noncyclical (Mostly Stable)

The Company’s consumer noncyclical exposure includes issuers in the food and beverage, consumer products, supermarkets, tobacco, healthcare and pharmaceutical industries. Credit risk in these sectors is influenced by factors such as pricing power, input cost volatility, regulatory environments, healthcare policy developments, and the relative stability of consumer demand.

Electric Utilities (Stable)

The Company’s electric utility exposure includes regulated issuers with capital-intensive operating models. Credit risk within this sector is influenced by capital expenditure requirements, regulatory frameworks, customer affordability considerations, weather-related events and sensitivity to interest rate movements.

Energy (Stable)

The Company holds investments in energy-related issuers, including integrated energy producers, independent exploration and production companies, midstream operators, refining companies and oilfield services providers. Credit risk in this sector is influenced by commodity price volatility, capital allocation discipline, regulatory considerations and broader energy demand trends.

Government and Government-Related Securities (Stable)

The Company also invests in government and government-related securities, including U.S. Treasury securities, municipal obligations, supranational entities and non-U.S. sovereign issuers. Credit risk for these investments is largely associated with changes in fiscal conditions, interest rates and geopolitical developments.

Technology (Stable)

The Company’s technology exposure includes issuers engaged in hardware manufacturing, software development and semiconductor production. Credit risk within this sector is affected by rapid technological advancement, capital investment requirements, product demand cycles and, in certain cases, global supply chain dynamics.

Transportation (Stable)

Transportation-related exposure includes airlines, automotive manufacturers, railroads and transportation service providers. Credit risk within this sector is affected by fuel and operating costs, labor dynamics, trade and tariff policies, supply chain disruptions and overall economic activity.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of unrealized losses in each of the above sectors and does not consider those investments to be other-than-temporarily impaired as of December 31, 2025.

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2025 and 2024 were as follows:

	Farm	Commercial	Total
December 31, 2025
AAA - AA	$—	$866	$866
A	16	588	604
BBB	—	67	67
B	—	2	2
	$16	$1,523	$1,539

	Farm	Commercial	Total
December 31, 2024
AAA - AA	$—	$916	$916
A	16	757	773
BBB	—	34	34
B	—	2	2
	$16	$1,709	$1,725

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company's mortgage lending process, taking into account such factors as projected future cash flows, net operating income and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2025, the Company issued no new mortgage loans. During 2024, the Company issued mortgage loans with a maximum interest rate of 7.65% and a minimum interest rate of 7.65% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2024 at the time of origination was 55%.

During 2025, the Company issued no farm mortgage loans. During 2024, the Company issued agricultural loans with both a maximum and minimum interest rate of 6.55%.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

During 2025 and 2024, the Company did not reduce the interest rate on any outstanding mortgage loans.

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2025 and 2024:

		Commercial
	Farm	All Other	Total
December 31, 2025
Recorded Investment (All)
Current	$16	$1,523	$1,539
Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$16	$484	$500

		Commercial
	Farm	All Other	Total
December 31, 2024
Recorded Investment (All)
Current	$16	$1,709	$1,725
Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$16	$538	$554

There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2025 and 2024, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans.

As of December 31, 2025 and 2024, the Company had no mortgage loans derecognized as a result of foreclosure.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2025, 2024 and 2023, the Company has recognized no interest income on impaired loans or on a cash basis.

At December 31, 2025 and 2024, the Company held a mortgage loan loss reserve in the AVR of $15 and $17, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2025	2024		2025	2024
Pacific	33%	31%	Apartment	55%	56%
E. North Central	17	15	Industrial	22	21
South Atlantic	14	17	Retail	15	14
Middle Atlantic	14	13	Office	5	6
Mountain	9	11	Medical	2	2
W. South Central	5	4	Agricultural	1	1
E. South Central	5	5
W. North Central	2	3
New England	1	1

Other Invested Assets

During 2025, the Company recognized $5 of impairment write downs for its investments in joint ventures and limited partnerships. During 2024 and 2023, the Company recognized no impairment write downs for its investments in joint ventures and limited partnerships.

Tax Credits

The Company invests in projects designed to generate federal and state tax credits and other tax benefits through ownership interests in tax credit structures, including partnerships and limited liability entities. These investments primarily relate to affordable housing and historic rehabilitation. The Company’s objective in making these investments is to realize value through the receipt and utilization of tax credits and related tax benefits rather than through operating income or appreciation of the underlying assets.

Tax credits generated by these investments may be transferable or certificated in certain jurisdictions or non-transferable and usable only against the Company’s income tax liabilities. The investments are accounted for in accordance with SSAP No. 93 and SSAP No. 94, as applicable.

Tax credits generated from these investments are recognized as assets in accordance with SSAP No. 94 and are recorded at amounts expected to be realized through utilization or, where applicable, transfer or sale. The recognition of tax credits impacts the Company’s statutory financial position through the recording of admitted or nonadmitted tax credit assets.

Utilization of tax credits reduces income tax expense and current tax payable, favorably affecting statutory results of operations. Unused tax credits remain recorded as assets and are evaluated for admissibility and recoverability based on expected future taxable income, statutory limitations, and credit expiration provisions. Tax credits not expected to be realized are reduced through nonadmission or impairment, which negatively impacts statutory surplus and results of operations

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

in the period recognized. Tax credit benefits recognized in 2025, 2024 and 2023 was $13, $14 and $15, respectively, and other tax benefits recognized was $2, $2 and $2. The balance of the investment recognized as of December 31, 2025, 2024 and 2023 is $35, $49 and $64, respectively.

During the year ended December 31, 2025, 2024 and 2023, the Company recognized $14, ($14) and ($15), respectively, of investment amortization related to investments generating tax credits and other tax benefits. This amortization was recognized as a component of net investment income.

The Company recognized an insignificant amount of non-income tax related activity associated with these investments as a component of net investment income during 2025, 2024 and 2023.

There were no other returns allocated to these investments recognized outside of income tax expense.

The following schedule reflects the aggregate amount of tax credits expected to be generated in each of the subsequent five years and thereafter, disaggregated between transferable/certificated and non-transferable tax credits:

Year	Transferable/ Certificated	Nontransferable	Total
2026	$—	$12	$12
2027	—	10	10
2028	—	6	6
2029	—	2	2
2030	—	—	—
2031 and After	—	1	1
	$—	$31	$31

The Company has commitments related to investments in tax credit structures, including obligations to make additional capital contributions upon the occurrence of specified events. The table below presents these commitments and the periods in which such amounts are expected to be funded:

Year	Tax Credit
2026	$1
2027	—
2028	—
2029	—
2030	—
2031 and After	—
$1

The Company is not subject to regulatory review for any underlying projects as of December 31, 2025, 2024 and 2023.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company did not recognize impairment losses on tax credit investments as of December 31, 2025, 2024 and 2023.

The following tables provide the carrying value of tax credits, disaggregated by transferable/ certificated and non-transferable, gross of any related tax liabilities by jurisdiction and in total as of December 31, 2025 and 2024:

		December 31, 2025
Description of State Transferable and Non-Transferable Tax Credits	Jurisdiction	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	United States	$35	$31
Economic Redevelopment and Growth Tax Credits	NJ	—	1
Total	XXX	$35	$32

		December 31, 2024
Description of State Transferable and Non-Transferable Tax Credits	Jurisdiction	Carrying Value	Unused Amount
Economic Redevelopment and Growth Tax Credits	NJ	$—	$1
Low-Income Housing Tax Credits	United States	49	44
Total	XXX	$49	$45

The Company did not have any non-transferable state tax credits.

The following tables provide total unused tax credits by jurisdiction, disaggregated by transferable/certificated and non-transferable as of December 31, 2025 and 2024:

December 31, 2025
	Jurisdiction	Transferable/ Certificated	Nontransferable	Total
State:
New Jersey	NJ	$1	$—	$1
Federal	XXX	—	31	31
Total	XXX	$1	$31	$32

December 31, 2024
	Jurisdiction	Transferable/ Certificated	Nontransferable	Total
State:
New Jersey	NJ	$1	$—	$1
Federal	XXX	—	44	44
Total	XXX	$1	$44	$45

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables identify tax credits by transferable/certificated and non-transferable classifications and identify the admitted and nonadmitted portions of each classification as of December 31, 2025 and 2024:

December 31, 2025
	Total Admitted	Total Nonadmitted
State:
Transferable	$—	$—
Non-transferable	—	—
Federal:
Transferable	$—	$—
Non-transferable	35	—

December 31, 2024
	Total Admitted	Total Nonadmitted
State:
Transferable	$—	$—
Non-transferable	—	—
Federal:
Transferable	$—	$—
Non-transferable	49	—

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company's behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2025 and 2024 was as follows:

	2025	2024
Fair value - positive	$32	$30
Fair value - negative	(52)	(36)

At December 31, 2025, 2024 and 2023, the Company has recorded unrealized gains (losses) of ($9), ($2) and $2, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2025, 2024 and 2023 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Summary of realized gains (losses) by derivative type for the years ended December 31, 2025, 2024 and 2023:

	2025	2024	2023
Options:
Calls	$(7)	$(1)	$—
Puts	1	—	—
Total options	$(6)	$(1)	$—
Swaps:
Interest rate	$(1)	$8	$(40)
Total return	(41)	(77)	(49)
Total swaps	$(42)	$(69)	$(89)
Futures - net positions	35	(22)	(5)
Total realized gains (losses)	$(13)	$(92)	$(94)

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2025 and 2024:

	Asset(1)		Liability(1)
	2025	2024	2025	2024
Derivative component of RSATs Credit default swaps	$6	$9	$—	$—

(1) Asset and liability classification of derivatives is based on each derivative's positive (asset) or negative (liability) book/adjusted carrying value.

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2025 and 2024:

	Asset(1)		Liability(1)
	2025	2024	2025	2024
Derivative component of RSATs Credit default swaps	$5	$8	$—	$—

(1) Asset and liability classification of derivatives is based on each derivative's positive (asset) or negative (liability) book/adjusted carrying value.

The Company did not have net realized gains (losses) on derivatives held for other than hedging purposes for the years ended December 31, 2025, 2024 and 2023.

As stated in Note 2, the Company replicates investment grade corporate bonds, sovereign debt, and commercial mortgage backed securities by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2025 and 2024:

		2025
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$1	$103	1.5
Credit default swaps referencing indices		—	20	35.7
Subtotal		1	123	7.1
BBB	2
Single name credit default swaps (3)		3	106	1.7
Credit default swaps referencing indices		1	77	2.3
Subtotal		4	183	2.0
BB	3
Single name credit default swaps (3)		—	10	0.5
Subtotal		—	10	0.5
Total		$5	$316	3.9

(1)	The rating agency designations are based on availability and the blending of the applicable ratings among Moody's Investors Service, S&P, and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		2024
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$1	$101	2.4
Credit default swaps referencing indices		—	20	36.7
Subtotal		1	121	8.1
BBB	2
Single name credit default swaps (3)		4	176	2.1
Credit default swaps referencing indices		2	143	2.2
Subtotal		6	319	2.2
BB	3
Single name credit default swaps (3)		—	10	1.5
Subtotal		—	10	1.5
Total		$7	$450	3.7

(1) The rating agency designations are based on availability and the blending of the applicable ratings among Moody's Investors Service, S&P, and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2) The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3) Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2025 and 2024, there were not any potential future recoveries available to offset the $316 and $450, respectively, from the table above.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2025 and 2024, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount (1)		Fair Value
	2025	2024	2025	2024
Derivative assets:
Credit default swaps	$281	$434	$5	$8
Currency swaps	62	147	7	12
Equity swaps	11	258	—	5
Options	62	13	17	—
Derivative liabilities: Credit default swaps	46	35	—	—
Currency swaps	92	7	5	1
Equity futures	—	—	2	—
Equity swaps	264	31	10	—
Interest rate futures	—	—	1	1
Interest rate swaps	90	282	28	32
Interest rate forwards	60	—	1	—
Options	(195)	(26)	5	—

(1) Futures are presented in contract format. Swaps and options are presented in notional format.

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2025 and 2024, respectively:

	Gross (Admitted & Nonadmitted) Restricted
	2025
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total
Collateral held under security lending agreements	$312	$—	$—	$—	$312
FHLB capital stock	3	—	—	—	3
On deposit with states	3	—	—	—	3
Pledged as collateral not captured in other categories	159	—	—	—	159
Collateral assets received and on balance sheet	13	—	—	—	13
Total restricted assets	$490	$—	$—	$—	$490

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Gross (Admitted & Nonadmitted) Restricted				Percentage
Restricted Asset Category	Total From Prior Year (2024)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$301	$11	$—	$312	1.03%	1.04%
FHLB capital stock	3	—	—	3	0.01%	0.01%
On deposit with states	3	—	—	3	0.01%	0.01%
Pledged as collateral not captured in other categories	160	(1)	—	159	0.53%	0.53%
Collateral assets received and on balance sheet	—	13	—	13	0.04%	0.04%
Total restricted assets	$467	$23	$—	$490	1.62%	1.63%

The following tables show the pledged or restricted assets in other categories as of December 31, 2025 and 2024, respectively:

	Gross (Admitted & Nonadmitted) Restricted
	2025
Description of Assets	Total G/A	G/A Supporting S/A Activity (a)	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total
Derivatives	$159	$—	$—	$—	$159
Total	$159	$—	$—	$—	$159
Total excluding derivative collateral (total minus amount of total pledged under derivative contracts)	$159	$—	$—	$—	$159

	Gross (Admitted & Nonadmitted) Restricted			Percentage
Description of Assets	Total From Prior Year (2024)	Increase/ (Decrease)	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivatives	$160	$(1)	$159	0.53%	0.53%
Total	$160	$(1)	$159	0.53%	0.53%
Total excluding derivative collateral (total minus amount of total pledged under derivative contracts)	$160	$(1)	$159	0.53%	0.53%

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2025 and 2024:

	2025
	BACV	BACV	BACV	Fair Value	Fair Value
Collateral Assets	Collateral	Modco	FWH	Collateral	Modco
General Account
Cash	$13	$—	$—	$13	$—
Securities lending collateral assets	312	—	—	312	—
Other	—	—	—	—	—
Total collateral assets	$325	$—	$—	$325	$—

	2025
Collateral Assets	Fair Value FWH	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets	BACV FWH Including Modco
General Account
Cash	$—	0.17%	0.17%	$—
Securities lending collateral assets	—	4.12%	4.17%	—
Other	—	—%	—%	—
Total collateral assets	$—	4.29%	4.34%	$—

	Amount	% of Liability to Total Liabilities
Recognized obligation to return collateral asset (General Account)	$325	4.88%

	2024
			% of CV to
			Total Assets	% of CV to
			(Admitted and	Total Admitted
Collateral Assets	Carrying Value	Fair Value	Nonadmitted)	Assets
Cash	$15	$15	0.20%	0.20%
Securities lending collateral assets	301	301	4.00	4.05
Other	3	3	0.04	0.04
Total collateral assets	$319	$319	4.24%	4.29%

	Amount	% of Liability to Total Liabilities
Recognized obligation to return collateral asset	$319	4.84%

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2025	2024	2023
Income:
Bonds	$195	$198	$212
Common stocks	—	—	1
Mortgage loans on real estate	67	72	74
Policy loans	9	9	8
Cash, cash equivalents and short-term investments	10	13	7
Derivatives	25	24	25
Other invested assets	(2)	11	17
Gross investment income	304	327	344
Less: investment expenses	17	18	17
Net investment income before amortization of IMR	287	309	327
Amortization of IMR	(1)	1	3
Net investment income	$286	$310	$330

The gross, nonadmitted and admitted amounts for interest income due and accrued are presented in the following table:

	Year Ended December 31
	2025	2024
Gross	$52	$52
Nonadmitted	$—	$—
Admitted	$52	$52

At December 31, 2025, the Company had no cumulative amounts for paid-in-kind interest included in the principle balance. At December 31, 2024, the Company had insignificant cumulative amounts for paid-in-kind interest included in the principle balance.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized
	Year Ended December 31
	2025	2024	2023
Bonds	$(7)	$(15)	$(10)
Common stocks	—	—	(1)
Derivatives	(13)	(92)	(94)
Other invested assets	(2)	5	1
Net realized capital gains (losses), before taxes	(22)	(102)	(104)
Federal income tax effect	(1)	3	(2)
Transfer from (to) interest maintenance reserve	1	12	6
Net realized capital gains (losses) on investments	$(22)	$(87)	$(100)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2025	2024	2023
Bonds	$20	$(4)	$2
Common stocks	—	—	(2)
Derivatives	(26)	(1)	(1)
Other invested assets	(21)	(15)	19
Change in unrealized capital gains (losses), before taxes	(27)	(20)	18
Taxes on unrealized capital gains (losses)	3	3	(4)
Change in unrealized capital gains (losses), net of tax	$(24)	$(17)	$14

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Admitted Disallowed IMR

The Company has admitted net negative (disallowed) IMR in accordance with the following criteria:

A.	Fixed income investments generating IMR losses comply with the reporting entity’s documented investment or liability management policies.
B.	IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with a reporting entity’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination.
C.	Any deviation to (a) was either because of a temporary and transitory timing issue or related to a specific event, such as a reinsurance transaction, that mechanically made the cause of IMR losses not reflective of reinvestment activities.
D.	Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures (e.g., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

The aggregate net negative (disallowed) IMR allocation is presented in the following table for the years ended December 31, 2025 and 2024:

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
2025	$28	$11	$17	$—
2024	$27	$9	$18	$—

The allocation of the admitted negative (disallowed) IMR is presented in the following table for the years ended December 31, 2025 and 2024:

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
2025	$28	$11	$17	$—
2024	$27	$9	$18	$—

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The calculation of adjusted capital and surplus with consideration of the negative (disallowed) IMR is presented in the following table for the years ended December 31, 2025 and 2024:

	2025	2024
Prior period, as of September 30, the most recent statement filed with the NYDFS, general account capital and surplus	$796	$814
From prior period SAP financials:
Net positive goodwill (admitted)	—	—
EDP equipment & operating system software (admitted)	—	—
Net DTAs (admitted)	22	22
Net negative (disallowed) IMR (admitted)	11	8
Adjusted capital and surplus	$763	$784

The admitted net negative (disallowed) IMR represents 3.67% and 3.44% of adjusted capital and surplus for 2025 and 2024.

The Company did not have gains/losses associated with derivatives sold allocated to IMR during 2025 and 2024.

6. Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2025 and 2024 were as follows:

	Year Ended December 31
	2025	2024
Life insurance reserves	$1,786	$1,640
Annuity reserves and supplementary contracts with life contingencies	3,907	3,942
Accident and health reserves (including long term care)	206	281
Total policy reserves	$5,899	$5,863
Deposit-type contracts	31	32
Policy claims	33	32
Total policy reserves, deposit-type contracts and claim liabilities	$5,963	$5,927

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner's Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 7.25 percent and are computed principally on the Net Level Premium Valuation and the Commissioner's Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner's Reserve

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Valuation Method. Indexed Universal Life Insurance issued after January 1, 2020, follows Valuation Manual section 20 (VM-20) reserve requirements.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, reserves are determined by computing the regular reserve for the plan at the true age and holding, in addition, the unearned portion of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner's Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

As of December 31, 2025 and 2024, the Company had insurance in force aggregating $1,961 and $2,526, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the NYDFS. The Company established policy reserves of $395 and $422 to cover these deficiencies as of December 31, 2025 and 2024, respectively.

The Company does not issue participating life insurance policies.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and/or minimum guaranteed death benefits, the Company complies with Reg 213. Reg 213 specifies statutory reserve requirements for variable annuity contracts (VACARVM) with benefit guarantees and without benefit guarantees and related products. Examples of covered guaranteed benefits include return of premium death benefits, guaranteed minimum accumulation benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The Reg 213 reserve calculations include standard scenario calculations from the prior Actuarial Guideline 43

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

(AG 43) as well as reserve requirements based on the NAIC Valuation Manual Section 21 (VM-21) Principles Based Reserving for Variable Annuities. The reserve for contracts falling within the scope of Reg 213 is split into pre and post January 1, 2020 contract issues and is calculated at a contract level with no aggregation. For pre 2020 business, the reserve is the greater of the VM-21 reserve or the modified AG 43 standard scenario reserve. For post 2020 business, the reserve is the greater of the VM-21 reserve and the New York Objective Floor; the New York Objective Floor is the maximum of two distinct modified AG 43 standard scenario reserves, the cash surrender value and the option value floor.

The VM-21 reserve is equal to the Conditional Tail Expectation (CTE) amount plus an additional standard projection amount if the Company’s non-economic assumptions differ enough from industry assumptions. To determine the CTE amount, the Company uses 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and the Society of Actuaries and prudent estimate assumptions based on Company experience. The Standard Projection Amount is determined using the same CTE calculations but replaces the Company’s own assumptions with prescribed assumptions and methods specified in VM-21.

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2025 and 2024, the Company had no premium deficiency reserve related to accident and health policies.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2025
2025	$—	$80	$43	$37
2024 and prior	41	2	34	9
	41	$82	$77	46
Active life reserve	$255			$175
Total accident and health reserves	$296			$221

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2024
2024	$—	$72	$40	$32
2023 and prior	41	(1)	31	9
	41	$71	$71	41
Active life reserve	$252			$255
Total accident and health reserves	$293			$296

The change in the Company's unpaid claims reserve was $2 and ($1) for the years ended December 31, 2025 and 2024, respectively, for health claims that were incurred prior to those Balance Sheets date. The change in 2025 was due to the LTC block releasing NY Sound Value at the end of 2025, causing a $75M reduction. There were no significant drivers of the change in 2024.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year	Incurred	Paid	Liability End of Year
Year ended December 31, 2025
2025	$—	$1	$—	$1
2024 and prior	—	1	1	—
	$—	$2	$1	$1
Year ended December 31, 2024
2024	$—	$1	$1	$—
2023 and prior	—	—	—	—
	$—	$1	$1	$—

There was no significant change in the claim adjustment expense provision for insured events of prior years during 2025.

Premium and Annuity Considerations Deferred and Uncollected

Reserves on the Company's traditional life insurance products are computed using mean and interpolated or mid-terminal reserving methodologies. The mean methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. The interpolated methodologies do not require the establishment of such assets, however, it is required to hold unearned premium liabilities. At December 31, 2025 and 2024, the gross premiums and net of loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	2025		2024
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:	$—	$—	$2	$1
Ordinary renewal business	$—	$—	$2	$1

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

	December 31 2025
	General Account	Separate Account with Guarantees	Separate Account Non Guaranteed	Total	Percent
Individual Annuities:
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$—	$82	$—	$82	2%
At book value less surrender charge of 5% or more	60	—	—	60	1
At fair value	—	—	4,291	4,291	83
Total with adjustment or at fair value	60	82	4,291	4,433	86
At book value without adjustment (minimal or no charge or adjustment)	445	—	—	445	9
Not subject to discretionary withdrawal provision	245	—	24	269	5
Total individual annuity reserves	750	82	4,315	5,147	100%
Less reinsurance ceded	134	—	—	134
Net individual annuities reserves	$616	$82	$4,315	$5,013
Amount included in book valueless surrender charge above that will move to book value without adjustment in the year after the statement date	$20	$—	$—	$20

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2025
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Group Annuities:
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$821	$2	$—	$823	4%
At book value less surrender charge of 5% or more	383	—	—	383	2
At fair value	—	221	16,863	17,084	81
Total with adjustment or at fair value	1,204	223	16,863	18,290	87
At book value without adjustment (minimal or no charge or adjustment)	1,645	41	—	1,686	8
Not subject to discretionary withdrawal provision	417	—	680	1,097	5
Total group annuities reserves	3,266	264	17,543	21,073	100%
Net group annuities reserves	$3,266	$264	$17,543	$21,073

	December 31 2025
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Deposit-type contracts (no life contingencies):
Subject to discretionary withdrawal with adjustment:
At book value without adjustment (minimal or no charge or adjustment)	$1	$—	$—	$1	2%
Not subject to discretionary withdrawal provision	43	—	2	45	98
Total deposit-type contracts	44	—	2	46	100%
Less reinsurance ceded	13	—	—	13
Net deposit-type contracts	$31	$—	$2	$33

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Amount
Reconciliation to the Annual Statement:
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$3,825
Exhibit 5, Supp contracts with life contingencies section, total (net)	57
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	31
Subtotal	3,913
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	22,170
Exhibit 3, Supp contracts with life contingencies section, total	34
Other contract deposit funds	2
Subtotal	22,206
Combined total	$26,119

	December 31 2024
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Individual Annuities:
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$—	$17	$—	$17	—%
At book value less surrender charge of 5% or more	51	—	—	51	1
At fair value	—	—	4,225	4,225	84
Total with adjustment or at fair value	51	17	4,225	4,293	85
At book value without adjustment (minimal or no charge or adjustment)	487	—	—	487	10
Not subject to discretionary withdrawal provision	229	—	21	250	5
Total individual annuity reserves	767	17	4,246	5,030	100%
Less reinsurance ceded	135	—	—	135
Net individual annuity reserves	$632	$17	$4,246	$4,895
Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	$12	$—	$—	$12

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2024
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Group Annuities:
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$786	$1	$—	$787	4%
At book value less surrender charge of 5% or more	414	—	—	414	2
At fair value	—	258	15,355	15,613	79
Total with adjustment or at fair value	1,200	259	15,355	16,814	85
At book value without adjustment (minimal or no charge or adjustment)	1,666	46	—	1,712	9
Not subject to discretionary withdrawal provision	444	—	692	1,136	6
Total group annuity reserves	3,310	305	16,047	19,662	100%
Net group annuity reserves	$3,310	$305	$16,047	$19,662

	December 31 2024
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Deposit-type contracts (no life contingencies):
Subject to discretionary withdrawal with adjustment:
At book value without adjustment (minimal or no charge or adjustment)	$1	$—	$—	$1	2%
Not subject to discretionary withdrawal provision	44	—	1	45	98
Total deposit-type contracts	45	—	1	46	100%
Less reinsurance ceded	13	—	—	13
Net deposit-type contracts	$32	$—	$1	$33

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Amount
Reconciliation to the Annual Statement:
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$3,888
Exhibit 5, Supp contracts with life contingencies section, total (net)	54
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	32
Subtotal	3,974
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	20, 584
Exhibit 3, Supp contracts with life contingencies section, total	31
Other contract deposit funds	1
Subtotal	20,616
Combined total	$24,590

The amount of reserves on life products, by withdrawal characteristics, is summarized as follows:

	December 31 2025
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$1	$1
Universal life	691	675	735
Universal life with secondary guarantees	39	22	82
Indexed universal life with secondary guarantees	709	608	651
Other permanent cash value life insurance	—	66	80
Variable universal life	55	55	57
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	270
Accidental death benefits	—	—	1
Disability - active lives	—	—	2
Disability - disabled lives	—	—	7
Miscellaneous reserves	—	—	91
Total (gross)	1,494	1,427	1,977
Reinsurance ceded	176	176	191
Total (net)	$1,318	$1,251	$1,786

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As of December 31, 2025, the Company did not hold any life reserves for separate accounts with guarantees.

	December 31 2025
	Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$337	$337	$337
Total (net)	$337	$337	$337

Amount
Reconciliation to the Annual Statement:
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$1,685
Exhibit 5, Accidental death benefits section total (net)	1
Exhibit 5, Disability - active lives section, total (net)	2
Exhibit 5, Disability - disabled lives section, total (net)	7
Exhibit 5, Miscellaneous reserves section, total (net)	91
Subtotal	1,786
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	337
Subtotal	337
Combined total	$2,123

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2024
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$1	$2
Universal life	681	587	721
Universal life with secondary guarantees	31	26	84
Indexed universal life with secondary guarantees	612	515	549
Other permanent cash value life insurance	—	66	82
Variable universal life	26	27	55
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	275
Disability - active lives	—	—	1
Disability - disabled lives	—	—	8
Miscellaneous reserves	—	—	56
Total (gross)	1,350	1,222	1,833
Reinsurance ceded	176	176	192
Total (net)	$1,174	$1,046	$1,641

As of December 31, 2024, the Company did not hold any life reserves for separate accounts with guarantees.

	December 31 2024
	Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans: Variable universal life	$171	$170	$308
Total (net)	$171	$170	$308

Amount
Reconciliation to the Annual Statement:
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$1,575
Exhibit 5, Disability - active lives section, total (net)	1
Exhibit 5, Disability - disabled lives section, total (net)	8
Exhibit 5, Miscellaneous reserves section, total (net)	56
Subtotal	1,640
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	308
Subtotal	308
Combined total	$1,948

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Separate Accounts

Information regarding the separate accounts of the Company as of and for the years ended December 31, 2025, 2024 and 2023 is as follows:

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2025	$—	$31	$3,309	$3,340
Reserves for separate accounts as of December 31, 2025 with assets at:
Fair value	$—	$—	$22,197	$22,197
Amortized cost	67	279	—	346
Total as of December 31, 2025	$67	$279	$22,197	$22,543
Reserves for separate accounts by withdrawal characteristics as of December 31, 2025:
With fair value adjustment	$67	$17	$—	$84
At fair value	—	221	21,491	21,712
At book value without fair value adjustment and with current surrender charge of less than 5%	—	41	—	41
Subtotal	67	279	21,491	21,837
Not subject to discretionary withdrawal	—	—	706	706
Total separate account reserve liabilities at December 31, 2025	$67	$279	$22,197	$22,543

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2024	$—	$27	$4,154	$4,181
Reserves for separate accounts as of December 31, 2024 with assets at:
Fair value	$—	$—	$20,601	$20,601
Amortized cost	1	321	—	322
Total as of December 31, 2024	$1	$321	$20,601	$20,923
Reserves for separate accounts by withdrawal characteristics as of December 31, 2024:
With fair value adjustment	$1	$18	$—	$19
At fair value	—	258	19,887	20,145
At book value without fair value adjustment and with current surrender charge of less than 5%	—	46	—	46
Subtotal	1	322	19,887	20,210
Not subject to discretionary withdrawal	—	—	714	714
Total separate account reserve liabilities at December 31, 2024	$1	$322	$20,601	$20,924

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2023	$48	$2,576	$2,624
Reserves for separate accounts as of December 31, 2023 with assets at:
Fair value	$—	$17,995	$17,995
Amortized cost	391	—	391
Total as of December 31, 2023	$391	$17,995	$18,386
Reserves for separate accounts by withdrawal characteristics as of December 31, 2023:
With fair value adjustment	$19	$—	$19
At fair value	323	17,177	17,500
At book value without fair value adjustment and with current surrender charge of less than 5%	49	—	49
Subtotal	391	17,177	17,568
Not subject to discretionary withdrawal	—	818	818
Total separate account reserve liabilities at December 31, 2023	$391	$17,995	$18,386

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2025	2024	2023
Transfer as reported in the Summary of Operations of the separate accounts statement:
Transfers to separate accounts	$3,345	$4,187	$2,635
Transfers from separate accounts	4,541	3,979	(3,006)
Net transfers from separate accounts	(1,196)	208	(371)
Miscellaneous reconciling adjustments	1	1	6
Net transfers as reported in the Summary of Operations of the life, accident and health annual statement	$(1,195)	$209	$(365)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. The assets legally insulated from general account claims at December 31, 2025 and 2024 are attributed to the following products:

	2025	2024
Variable life	$337	$138
Variable universal life	—	171
Variable annuities	4,640	4,550
Group annuities	15,761	14,285
Registered market value separate accounts	618	608
Non-registered market value separate accounts	56	59
Par annuities	827	831
Registered market value annuity product - SPL	—	2
Book value separate accounts	278	330
Total separate account assets	$22,517	$20,974

At December 31, 2025 and 2024, the Company held separate account assets not legally insulated from the general account in the amount of $86 and $19, respectively.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $47, $49, $49, $51 and $53, to the general account in 2025, 2024, 2023, 2022 and 2021, respectively. During the years ended December 31, 2025, 2024, 2023 and 2022, the general account of the Company had paid $1, $1, $2 and $2, respectively, toward separate account guarantees, with an insignificant amount paid in 2021.

At December 31, 2025 and 2024, the Company reported guaranteed separate account assets at amortized cost in the amount of $320 and $301, respectively, based upon the prescribed practice granted by the State of New York as described in Note 2. These assets had a fair value of $321 and $296 at December 31, 2025 and 2024, respectively, which would have resulted in an unrealized gain/(loss) of $1 and ($5), respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

7. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company coinsures up to 100% of select policies or reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums and annuity considerations include the following reinsurance amounts:

	Year Ended December 31
	2025	2024	2023
Direct premiums	$4,344	$5,051	$3,527
Reinsurance assumed - non affiliates	180	190	189
Reinsurance ceded - non affiliates	(188)	(194)	(125)
Reinsurance ceded - affiliates	—	—	(74)
Net premiums earned	$4,336	$5,047	$3,517

The Company received reinsurance recoveries in the amount of $234, $212 and $238 during 2025, 2024 and 2023, respectively. At December 31, 2025 and 2024, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $77 and $89, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2025 and 2024 of $1,444 and $1,527, respectively, of which $0 and $0 were ceded to affiliates, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

8. Income Taxes

The net deferred income tax asset at December 31, 2025 and 2024 and the change from the prior year are comprised of the following components:

	December 31, 2025
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$104	$10	$114
Statutory Valuation Allowance Adjustment	—	—	—
Adjusted Gross Deferred Tax Assets	104	10	114
Deferred Tax Assets Nonadmitted	69	—	69
Subtotal (Net Deferred Tax Assets)	35	10	45
Deferred Tax Liabilities	7	17	24
Net Admitted Deferred Tax Assets (Liabilities)	$28	$(7)	$21

	December 31, 2024
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$99	$10	$109
Statutory Valuation Allowance Adjustment	—	—	—
Adjusted Gross Deferred Tax Assets	99	10	109
Deferred Tax Assets Nonadmitted	57	—	57
Subtotal (Net Deferred Tax Assets)	42	10	52
Deferred Tax Liabilities	15	16	31
Net Admitted Deferred Tax Assets (Liabilities)	$27	$(6)	$21

	Ordinary	Change Capital	Total
Gross Deferred Tax Assets	$5	$—	$5
Statutory Valuation Allowance Adjustment	—	—	—
Adjusted Gross Deferred Tax Assets	5	—	5
Deferred Tax Assets Nonadmitted	12	—	12
Subtotal (Net Deferred Tax Assets)	(7)	—	(7)
Deferred Tax Liabilities	(8)	1	(7)
Net Admitted Deferred Tax Assets (Liabilities)	$1	$(1)	$—

The Company recognized all of its deferred tax liabilities as of December 31, 2025 and 2024.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2025	2024	Change
Deferred Tax Assets:
Ordinary
Policyholder reserves	$58	$60	$(2)
Investments	7	1	6
Deferred acquisition costs	34	32	2
Compensation and benefits accrual	1	1	—
Receivables - nonadmitted	4	4	—
Other	—	1	(1)
Subtotal	104	99	5
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	69	57	12
Admitted ordinary deferred tax assets	35	42	(7)
Capital
Investments	10	10	—
Other		—	—
Subtotal	10	10	—
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—
Admitted capital deferred tax assets	10	10	—
Admitted deferred tax assets	$45	$52	$(7)

	Year Ended December 31
	2025	2024	Change
Deferred Tax Liabilities:
Ordinary
Investments	$3	$3	$—
Policyholder reserves	4	12	(8)
Other	—	—	—
Subtotal	7	15	(8)
Capital
Investments	17	16	1
Other	—	—	—
Subtotal	17	16	1
Deferred tax liabilities	24	31	(7)
Net admitted deferred tax assets (liabilities)	$21	$21	$—

As a result of the 2017 Tax Cuts and Jobs Act (TCJA), the Company’s tax reserve deductible temporary difference increased by $18. This change results in an offsetting $(18) taxable temporary difference that has been fully amortized into taxable income as of December 31, 2025.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

On July 4, 2025, the One Big Beautiful Bill (Bill) was passed into US law. The Company has no material tax impacts related to the Bill in its December 31, 2025 results.

The Inflation Reduction Act was enacted during the third quarter 2022 reporting period on August 16, 2022. The act included a provision which subjects high earning corporate taxpayers to the Corporate Alternative Minimum Tax (CAMT). The Company is part of an affiliated group that has determined it is a nonapplicable reporting entity for CAMT in 2023, 2024, or 2025 and has not included any impacts of the CAMT in the financial statements as of December 31, 2025.

As discussed in Note 2, for the years ended December 31, 2025 and 2024, the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

	December 31, 2025
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$1	$1
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	18	2	20
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	18	2	20
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	120
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	17	7	24
2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$35	$10	$45

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2024
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$1	$—	$1
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	18	3	21
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	18	3	21
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	122
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	23	7	30
2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$42	$10	$52

	Ordinary	Change Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$(1)	$1	$—
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	—	(1)	(1)
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	—	(1)	(1)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	(2)
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(6)	—	(6)
2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(7)	$—	$(7)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2025	2024
Ratio Percentage Used To Determine Recovery
Period and Threshold Limitation Amount	1148%	1203%
Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold
Limitation in 2(b)2 Above	$803	$810

The impact of tax planning strategies at December 31, 2025 and 2024 was as follows:

	December 31, 2025
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%
(% of Total Net Admitted Adjusted Gross DTAs)	8%	0%	8%

	December 31, 2024
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%
(% of Total Net Admitted Adjusted Gross DTAs)	7%	0%	7%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2025	2024	Change
Current Income Tax
Federal	$17	$15	$2
Subtotal	17	15	2
Federal income tax on net capital gains	1	(3)	4
Federal and foreign income taxes incurred	$18	$12	$6

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Year Ended December 31
	2024	2023	Change
Current Income Tax
Federal	$15	$24	$(9)
Subtotal	15	24	(9)
Federal income tax on net capital gains	(3)	2	(5)
Federal and foreign income taxes incurred	$12	$26	$(14)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2025	2024	2023
Current income taxes incurred	$18	$12	$26
Change in deferred income taxes (without tax on unrealized gains and losses)	(9)	—	(1)
Total income tax reported	$9	$12	$25
Income before taxes	$155	$136	$210
Federal statutory tax rate	21.00%	21.00%	21.00%
Expected income tax expense (benefit) at statutory rate	$33	$29	$44
Increase (decrease) in actual tax reported resulting from:
Dividends received deduction	$(3)	$(2)	$(3)
Nondeductible expenses	1	—	—
Pre-tax items reported net of tax	—	—	(2)
Tax credits	(14)	(15)	(15)
Prior period tax return adjustment	(2)	3	(1)
Change in uncertain tax positions	(2)	—	—
Deferred tax change on other items in surplus	(2)	4	2
Other	(2)	(7)	—
Total income tax reported	$9	$12	$25

The Company’s federal income tax return is consolidated with other includible affiliated companies. Please see the listing of companies in Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2025.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

There was an insignificant amount of operating loss and tax credit carryforwards available for tax purposes as of December 31, 2025.

The following is income tax expense for current year and preceding years that is available for recoupment in the event of future losses:

Total
2023	$—
2024	—
2025	1

The Company did not have any deposits admitted under Internal Revenue Code Section 6603 for December 31, 2025 and 2024.

The total amount of the unrecognized tax benefits that if recognized would affect the effective income tax rate:

Unrecognized Tax Benefits
Balance at January 1, 2024	$2
Tax positions taken during prior period	—
Tax positions taken during current period	—
Settlements with taxing authorities	—
Lapse of applicable statute of limitations	—
Balance at December 31, 2024	$2
Tax positions taken during prior period	(2)
Tax positions taken during current period	—
Settlements with taxing authorities	—
Lapse of applicable statute of limitations	—
Balance at December 31, 2025	$—

The Company is not subject to the repatriation transition tax.

The Company did not have any alternative minimum tax credit carryovers as of December 31, 2025 and 2024.

The IRS has completed its examination of 2014 - 2017 with an expected refund for 2014 pending Joint Committee on Taxation approval. The 2018 amended tax return remains under audit, and the IRS opened exam on the 2019 tax return. Federal income tax returns filed in 2020 through 2024 remain open, subject to potential future examination. The statute of limitations for all other tax years have been closed. The Company believes there are adequate defenses against, or sufficient provisions established related to any open or contested tax positions.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company classifies interest and penalties related to income taxes as income tax expense. The amount of interest and penalties accrued on the balance sheet as income taxes includes the following:

	Interest	Penalties	Total payable (receivable)
Balance at January 1, 2023	$1	$—	$1
Balance at December 31, 2023	$1	$—	$1
Balance at December 31, 2024	$1	$—	$1
Interest expense (benefit)	(1)	—	(1)
Balance at December 31, 2025	$—	$—	$—

9. Capital and Surplus

The Company has authorized 24,000 common stock shares at $125 per share par value, of which 15,067 shares were issued and outstanding at December 31, 2025 and 2024.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31 (excluding any reported special surplus), or (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year, not to exceed earned surplus as of the preceding December 31. New York law grants the Commissioner authority to approve, or in some cases non-disapprove, distributions requested in excess of these limitations.

On September 26, 2025, the Company paid an ordinary common stock dividend of $65 to TA Corp.

On March 27, 2025, the Company paid an ordinary common stock dividend of $65 to TA Corp.

On September 26, 2024, the Company paid an ordinary common stock dividend of $125 to TA Corp.

On March 28, 2024, the Company paid an ordinary common stock dividend of $75 to TA Corp.

On September 28, 2023, the Company paid an ordinary common stock dividend of $95 to TA Corp.

On March 30, 2023, the Company paid an ordinary common stock dividend of $75 to TA Corp.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2025 and 2024, the Company met the minimum RBC requirements.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company held special surplus funds in the amount of $15 and $14, as of December 31, 2025 and 2024, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

The Company held special surplus funds in the amount of $11 and $9, as of December 31, 2025 and 2024, respectively, for admitted disallowed IMR as required under INT 23-01.

10. Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2025 and 2024, respectively, securities with a fair value of $301 and $289 were on loan under securities lending agreements. At December 31, 2025 and 2024, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $312 and $301 at December 31, 2025 and 2024, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value
	2025	2024
Open	$312	$301
Securities received	—	—
Total collateral received	$312	$301

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The maturity dates of the reinvested securities lending collateral are as follows:

	2025		2024
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open	$41	$41	$36	$36
30 days or less	112	112	91	91
31 to 60 days	18	18	27	27
61 to 90 days	31	31	87	87
91 to 120 days	13	13	8	8
121 to 180 days	46	46	46	46
181 to 365 days	32	32	6	6
2 to 3 years	6	6	—	—
Greater than 3 years	13	13	—	—
Total	312	312	301	301
Securities received	—	—	—	—
Total collateral reinvested	$312	$312	$301	$301

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $313 (fair value of $312) that are currently tradable securities that could be sold and used to pay for the $312 in collateral calls that could come due under a worst-case scenario.

The following table presents collateral associated with securities lending transactions that extend beyond one year for 2025 and 2024:

Description of collateral	2025	2024
ABS credit cards	$4	$—
ABS autos	9	—
ABS other non-housing	6	—
Total collateral extending beyond
one year of the reporting date	$19	$—

11. Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will contribute an amount up to four percent of the participant’s eligible earnings per the plan’s matching formula. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

(ERISA), as amended. Benefits expense of $1, $1 and $1 was allocated to the Company for the years ended December 31, 2025, 2024 and 2023, respectively.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on the employee’s eligible compensation. The plan provides benefits based on a cash balance formula. The plan is subject to the reporting and disclosure requirements of the ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory. The benefits are based on the employee’s eligible compensation. The plans provide benefits based on a cash balance formula. The plans are unfunded and nonqualified under the IRS Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $1, $1 and $1 for the years ended December 31, 2025, 2024 and 2023, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plans. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses for the years ended December 31, 2025, 2024 and 2023 was insignificant.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2025, 2024 and 2023 was insignificant.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

In accordance with an agreement between TA Corp and the Company, TA Corp will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by TA Corp as needed.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company and an affiliate, Transamerica Life Insurance Company, are parties to a Shared Services and Cost Sharing Agreement whereby both provide accounting, administrative, and other advisory services in accordance with the agreement. The net amount received/(paid) by the Company as a result of being a party to these agreements was ($60), $54 and $64 during 2025, 2024 and 2023, respectively. Fees charged between affiliates approximate their cost.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors (AURA), LLC whereby AURA serves as the administrator and advisor for the Company’s mortgage loan operations. The Company paid $5, $6 and $6 for these services during 2025, 2024 and 2023, respectively.

The Company is party to an Investment Management Agreement with AEGON USA Investment Management (AUIM), LLC whereby AUIM acts as a discretionary investment manager for the Company. The Company paid $11, $11 and $11 for these services during 2025, 2024 and 2023, respectively.

The Company has an administration service agreement with Transamerica Asset Management to provide administrative services to the Transamerica Series Trust. The Company received $6, $7 and $7 for these services during 2025, 2024 and 2023, respectively.

Transamerica Capital, LLC provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $23 for the year ended December 31, 2025 and an insignificant amount of expenses under this agreement for the years ended December 31, 2024 and 2023.

During 2025, the Company purchased $152 of other invested assets from Transamerica Life Insurance Company (TLIC) and a modified separate account of TLIC for $130 and $22, respectively.

Receivables from (payables to) affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2025 and 2024, respectively, the Company received (paid) net interest of ($1) and ($1) from (to) affiliates. During 2023, the Company received (paid) an insignificant amount of net interest from (to) affiliates. At December 31, 2025 and 2024, respectively, the Company reported net receivables (payables) from (to) affiliates of ($41) and ($27), respectively. Terms of settlement require that these amounts are settled within 90 days of quarter-end per the requirements of SSAP No. 25, Affiliates and Other Related Parties.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2025, the Company did not have an outstanding intercompany notes receivable.

At December 31, 2024, the Company had outstanding intercompany notes receivables of $100, as shown below:

Receivable from	Amount	Transaction Date	Due By	Interest Rate	Transaction Repaid Date
TA Corp	$50	March 27, 2024	March 27, 2025	5.33%	—
TA Corp	25	April 26, 2024	April 26, 2025	5.33	—
TA Corp	25	June 25, 2024	June 25, 2025	5.30	—

The Company utilizes the look-through approach in valuing its investment in the following entities.

Book Adjusted Carrying Value
Real Estate Alternatives Portfolio 4 HR, LLC	$6
Aegon Workforce Housing Fund 2, L.P.	35
Natural Resources Alternatives Portfolio I, LLC	23
Natural Resources Alternatives Portfolio II, LLC	86
Natural Resources Alternatives Portfolio 3, LLC	38
Zero Beta Fund, LLC	1
TA-APOP I-A, LLC	12
TA-APOP I, LLC	55
$256

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the disclosures for all SCA investments, except 8bi entities, Balance Sheets value (admitted and nonadmitted) and the NAIC responses for the SCA filings as of December 31, 2025 and 2024:

December 31, 2025
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iii) Entities Real Estate Alternatives Portfolio 3A, Inc.	9%	$—	$—	$—
Total SSAP No. 97 8b(iii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iv) Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8b(iv) Entities	XXX	$—	$—	$—
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$—	$—	$—
Aggregate Total	XXX	$—	$—	$—

December 31, 2024
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iii) Entities Real Estate Alternatives Portfolio 3A, Inc.	9%	$—	$—	$—
Total SSAP No. 97 8b(iii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iv) Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8b(iv) Entities	XXX	$—	$—	$—
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$—	$—	$—
Aggregate Total	XXX	$—	$—	$—

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2025
SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount (1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—
Total SSAP No. 97 8a Entities	—	—	$—	—	—	—
SSAP No. 97 8b(ii) Entities
None			$—
Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—
SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	NA		$—	—	—	I
Total SSAP No. 97 8b(iii) Entities	—	—	$—	—	—	—
SSAP No. 97 8b(iv) Entities
None			$—	—	—	—
Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—
Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$—	—	—	—
Aggregate Total	—	—	$—	—	—	—

* S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

** I – Immaterial or M – Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2024
SCA Entity	Type of NAIC Filing *	Date of Filing to the NAIC	NAIC Valuation Amount (1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—
Total SSAP No. 97 8a Entities	—	—	$—	—	—	—
SSAP No. 97 8b(ii) Entities
None			$—
Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—
SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	NA		$—	—	—	I
Total SSAP No. 97 8b(iii) Entities	—	—	$—	—	—	—
SSAP No. 97 8b(iv) Entities
None			$—	—	—	—
Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—
Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$—	—	—	—
Aggregate Total	—	—	$—	—	—	—

* S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

** I – Immaterial or M – Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Information regarding the Company’s affiliated reinsurance transactions is available in Note 7.

13. Managing General Agents and Third-Party Administrators

The Company utilizes managing general agents (MGA) and third-party administrators (TPA) in its operation. There were no MGA’s/TPA’s that wrote premiums in excess of 5% of the Company’s surplus.

14. Commitments and Contingencies

At December 31, 2025, the Company has no mortgage loan commitments. At December 31, 2024, the Company has mortgage loan commitments of $2.

The Company has contingent commitments of $94 and $42, as of December 31, 2025 and 2024, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $1 and $0, respectively.

The Company leases office buildings and equipment under various non-cancelable operating lease agreements. Rental expense for the years 2025 and 2024 was insignificant.

At December 31, 2025, the minimum aggregate rental commitment was insignificant.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2025 and 2024, there were no private placement commitments outstanding.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash by the counterparty. There was no amount of cash collateral pledged by the Company as of December 31, 2025 and 2024.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s Balance Sheets. The amount of cash collateral received as of December 31, 2025 and 2024, respectively, was $13 and $18.

At December 31, 2025 and 2024, securities in the amount of $7 and $7, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s Balance Sheets as the Company does not have the ability to sell or repledge the collateral.

The Company is a member of the FHLB of New York. Through its membership, the Company establishes the option to access funds through secured borrowing arrangements with the FHLB. The Company is not in an active borrowing position; therefore, collateral pledged and borrowings are not applicable for this Company.

At December 31, 2025 and 2024, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2025	2024
Membership Stock:
Class B	$3	$3
Total	$3	$3

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2025 and 2024, membership stock (Class A and B) eligible for redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
December 31, 2025
Membership Stock
Class B	$—	$—	$—	$3
Total	$—	$—	$—	$3

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
December 31, 2024
Membership Stock
Class B	$—	$—	$—	$3
Total	$—	$—	$—	$3

The Company may be a party to legal proceedings involving a variety of issues incidental to its business, including class action lawsuits. Lawsuits may be brought in any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s Balance Sheets. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $2 and $2 and an offsetting premium tax benefit of $1 and $1 at December 31, 2025 and 2024, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $1 for the year ended December 31, 2024 and insignificant for the years ended December 31, 2025 and 2023.

15. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company does not maintain or utilize dollar repurchase agreements.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The Company did not sell or reacquire any securities with an NAIC designation of 3 or below during 2025 or 2024.

16. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the Balance Sheets date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the Balance Sheets date (Type I). The Company has not identified any Type I subsequent events for the year ended December 31, 2025 through April 9, 2026.

Events that are indicative of conditions that arose after the Balance Sheets date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has identified a Type II subsequent event for the year ended December 31, 2025. On March 26, 2026, the Company paid an ordinary common stock dividend of $65 to TA Corp.

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2025
Entity Name	FEIN
Transamerica Corporation	42-1484983
AEGON Direct Marketing Services Inc	42-1470697
AEGON Financial Services Group Inc	41-1479568
AEGON Institutional Markets Inc	61-1085329
AEGON Management Company	35-1113520
AEGON USA Real Estate Services Inc	61-1098396
AEGON USA Realty Advisors of CA	20-5023693
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Ironwood Re Corp	47-1703149
LIICA RE II	20-5927773
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Stonebridge Benefit Services Inc	75-2548428
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Watertree Reinsurance, Inc.	81-3715574
Transamerica Affordable Housing Inc	94-3252196
Transamerica Asset Management	59-3403585
Transamerica Bermuda Re, Ltd	98-1701849
Transamerica Casualty Insurance Company	31-4423946
Transamerica Corporation (OREGON)	98-6021219
Transamerica Finance Corporation	95-1077235
Transamerica Financial Life Insurance Company	36-6071399

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2025
Entity Name	FEIN
Transamerica Fund Services Inc	59-3403587
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Re, Inc.	85-1028131
Transamerica Resources Inc	52-1525601
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Trust Company	42-0947998
Transamerica United Financial Services LLC	52-1263786
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial
Statement Schedules

Report of Independent Auditors

The Board of Directors

Transamerica Financial Life Insurance Company

We have audited the statutory-basis financial statements of Transamerica Financial Life Insurance Company (the Company) as of December 31, 2025 and 2024 and for the years then ended, and have issued our report thereon dated April 9, 2026. Our audit of the statutory-basis financial statements included the financial statement supplementary information, which includes Schedule I Summary of Investments – Other Than Investments in Related Parties, Schedule III – Supplementary Insurance Information, and Schedule IV - Reinsurance (the “supplementary information”). These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s supplementary information based on our audit.

In our opinion, the supplementary information present fairly, in all material respects, the information set forth therein when considered in conjunction with the statutory-basis financial statements.

/s/ Ernst & Young LLP

April 9, 2026

Philadelphia, PA

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Millions)

December 31, 2025

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$241	$237	$281
States, municipalities and political subdivisions	4	4	4
Foreign governments	97	84	97
Hybrid securities	—	—	—
All other corporate bonds	4,347	3,896	4,347
Preferred stocks	3	4	4
Total fixed maturities	4,692	4,225	4,733
Equity securities
Common stocks:
Industrial, miscellaneous and all other	3	3	3
Total equity securities	3	3	3
Mortgage loans on real estate	1,539		1,539
Policy loans	172		172
Other long-term investments	42		42
Receivable for securities	—		—
Securities lending	312		312
Cash, cash equivalents and short-term investments	210		210
Total investments	$6,970		$7,011

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

(2)	Bonds of $2 are held at fair value rather than amortized cost. Preferred stock of $4 are held at fair value.

Transamerica Financial Life Insurance Company

Supplementary Insurance Information

(Dollars in Millions)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2025
Individual life	$1,677	$—	$14	$173	$81	$243	$43
Individual health	120	4	11	82	13	(26)	27
Group life and health	190	1	7	67	4	50	19
Annuity	3,907	—	1	4,014	188	5,362	(1,023)
	$5,894	$5	$33	$4,336	$286	$5,629	$(934)
Year ended December 31, 2024
Individual life	$1,540	$—	$14	$176	$72	$178	$43
Individual health	195	3	11	78	12	48	25
Group life and health	182	1	7	63	8	47	18
Annuity	3,942	—	—	4,730	218	4,618	396
	$5,859	$4	$32	$5,047	$310	$4,891	$482
Year ended December 31, 2023
Individual life	$1,477	$—	$20	$174	$73	$234	$44
Individual health	189	4	14	74	9	57	24
Group life and health	176	2	2	54	8	(36)	15
Annuity	4,325	—	1	3,215	240	3,639	(206)
	$6,167	$6	$37	$3,517	$330	$3,894	$(123)

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Financial Life Insurance Company

Reinsurance

(Dollars in Millions)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2025
Life insurance in force	$25,912	$41,751	$40,447	$24,608	164%
Premiums:
Individual life	$182	$188	$179	$173	104%
Individual health	82	—	—	82	0%
Group life and health	66	—	1	67	1%
Annuity	4,014	—	—	4,014	0%
	$4,344	$188	$180	$4,336	4%
Year ended December 31, 2024
Life insurance in force	$25,875	$49,127	$47,711	$24,459	195%
Premiums:
Individual life	$185	$194	$185	$176	105%
Individual health	78	—	—	78	0%
Group life and health	62	—	1	63	1%
Annuity	4,726	—	4	4,730	0%
	$5,051	$194	$190	$5,047	4%
Year ended December 31, 2023
Life insurance in force	$26,006	$55,692	$53,925	$24,239	222%
Premiums:
Individual life	$187	$199	$184	$174	106%
Individual health	74	—	—	74	0%
Group life and health	54	—	1	54	1%
Annuity	3,212	—	4	3,215	0%
	$3,527	$199	$189	$3,517	5%

FINANCIAL STATEMENTS
Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Years Ended December 31, 2025 and 2024

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Financial Statements
Years Ended December 31, 2025 and 2024

2

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Financial Life Insurance Company and
Contract Owners of TFLIC Series Life Account
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the table below that comprise TFLIC Series Life Account (the Separate Account), as of December 31, 2025, the related statements of operations and changes in net assets for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, the results of its operations and changes in its net assets for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Subaccounts
AB Balanced Hedged Allocation Class B Shares (1)	ProFund VP Utilities (1)
American Funds - Growth Class 2 Shares (1)	TA Aegon Bond Initial Class (1)
American Funds - Growth-Income Class 2 Shares (1)	TA Aegon Core Bond Initial Class (1)
American Funds - International Class 2 Shares (1)	TA Aegon High Yield Bond Initial Class (1)
Fidelity® VIP Contrafund® Service Class 2 (1)	TA Aegon Sustainable Equity Income Initial Class (1)
Fidelity® VIP Equity-Income Service Class 2 (1)	TA Aegon U.S. Government Securities Initial Class (1)
Fidelity® VIP Growth Opportunities Service Class 2 (1)	TA BlackRock Government Money Market Initial Class (1)
Fidelity® VIP Index 500 Service Class 2 (1)	TA BlackRock iShares Active Asset Allocation - Conservative Initial Class (1)
Franklin Allocation Class 4 Shares (1)	TA BlackRock iShares Active Asset Allocation - Moderate Initial Class (1)
ProFund Access VP High Yield (1)	TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class (1)
ProFund VP Asia 30 (1)	TA BlackRock iShares Edge 40 Initial Class (1)
ProFund VP Bull (1)	TA BlackRock iShares Tactical - Balanced Initial Class (1)
ProFund VP Communication Services (1)	TA BlackRock iShares Tactical - Conservative Initial Class (1)
ProFund VP Consumer Discretionary (1)	TA BlackRock iShares Tactical - Growth Initial Class (1)
ProFund VP Emerging Markets (1)	TA BlackRock Real Estate Securities Initial Class (1)
ProFund VP Energy (1)	TA BlackRock Tactical Allocation Initial Class (1)
ProFund VP Europe 30 (1)	TA Goldman Sachs Managed Risk - Balanced ETF Initial Class (1)
ProFund VP Falling U.S. Dollar (1)	TA Goldman Sachs Managed Risk - Conservative ETF Initial Class (1)
ProFund VP Financials (1)	TA Goldman Sachs Managed Risk - Growth ETF Initial Class (1)
ProFund VP Government Money Market (1)	TA International Focus Initial Class (1)
ProFund VP International (1)	TA Janus Balanced Initial Class (1)
ProFund VP Japan (1)	TA Janus Mid-Cap Growth Initial Class (1)
ProFund VP Materials (1)	TA JPMorgan Asset Allocation - Conservative Initial Class (1)
ProFund VP Mid-Cap (1)	TA JPMorgan Asset Allocation - Moderate Initial Class (1)
ProFund VP NASDAQ-100 (1)	TA JPMorgan Asset Allocation - Moderate Growth Initial Class (1)
ProFund VP Pharmaceuticals (1)	TA JPMorgan Diversified Equity Allocation Initial Class (1)
ProFund VP Precious Metals (1)	TA JPMorgan Enhanced Index Initial Class (1)
ProFund VP Short Emerging Markets (1)	TA JPMorgan International Moderate Growth Initial Class (1)
ProFund VP Short International (1)	TA JPMorgan Tactical Allocation Initial Class (1)
ProFund VP Short NASDAQ-100 (1)	TA Morgan Stanley Capital Growth Initial Class (1)
ProFund VP Short Small-Cap (1)	TA Morgan Stanley Global Allocation Initial Class (1)
ProFund VP Small-Cap (1)	TA Multi-Managed Balanced Initial Class (1)
ProFund VP Small-Cap Value (1)	TA Small/Mid Cap Value Initial Class (1)
ProFund VP U.S. Government Plus (1)	TA T. Rowe Price Small Cap Initial Class (1)
ProFund VP UltraNASDAQ-100 (1)	TA TSW Mid Cap Value Opportunities Initial Class (1)
ProFund VP UltraSmall-Cap (1)	TA WMC US Growth Initial Class (1)
(1) Statements of operations and changes in net assets for the years ended December 31, 2025 and 2024

Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We have served as the auditor of the Separate Account since 2024.

Chicago, IL
April 24, 2026

3

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2025

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
AB Balanced Hedged Allocation Class B Shares	8,798.940	$86,634	$86,494	$(2)	$86,492	2,551	$28.710524	$34.018214
American Funds - Growth Class 2 Shares	34.351	3,154	4,768	1	4,769	78	61.100116	61.100116
American Funds - Growth-Income Class 2 Shares	44.795	2,653	2,969	1	2,970	73	40.618523	40.618523
American Funds - International Class 2 Shares	189.999	3,403	4,222	(1)	4,221	231	18.260223	18.260223
Fidelity® VIP Contrafund® Service Class 2	32,018.845	1,431,921	1,820,592	(54)	1,820,538	21,649	82.568337	87.251093
Fidelity® VIP Equity-Income Service Class 2	23,867.949	566,180	671,405	(5)	671,400	13,892	47.400501	50.089230
Fidelity® VIP Growth Opportunities Service Class 2	11,407.262	683,031	1,099,660	38	1,099,698	13,217	81.569797	86.195371
Fidelity® VIP Index 500 Service Class 2	11,727.251	6,149,541	7,625,176	(86)	7,625,090	100,338	71.846709	80.310425
Franklin Allocation Class 4 Shares	6,808.827	35,376	39,355	1	39,356	1,122	30.006121	35.553295
ProFund Access VP High Yield	2,216.861	54,828	57,306	(93)	57,213	2,385	21.387751	24.147973
ProFund VP Asia 30	17,016.901	710,069	791,456	(61)	791,395	59,387	11.921057	21.940091
ProFund VP Bull	3,127.623	187,663	200,293	(48)	200,245	4,097	46.682818	56.730235
ProFund VP Communication Services	1,447.747	74,568	88,559	-	88,559	3,073	26.397936	32.755233
ProFund VP Consumer Discretionary	3,700.249	249,939	267,195	4	267,199	4,597	53.034112	69.571087
ProFund VP Emerging Markets	10,046.274	366,707	405,769	-	405,769	33,714	11.287284	22.246383
ProFund VP Energy	8,240.436	325,454	302,836	(76)	302,760	23,592	11.705202	16.666916
ProFund VP Europe 30	2,317.221	69,856	72,599	(17)	72,582	4,267	15.929799	24.254955
ProFund VP Falling U.S. Dollar	644.491	9,685	9,745	(2)	9,743	1,746	5.206450	5.598303
ProFund VP Financials	2,371.435	121,592	139,962	(53)	139,909	4,875	26.157295	40.374604
ProFund VP Government Money Market	408,331.860	408,332	408,332	(20)	408,312	37,624	8.904887	11.136991
ProFund VP International	6,365.897	150,460	158,702	(14)	158,688	11,809	12.557195	19.833840
ProFund VP Japan	2,021.426	123,112	141,581	(50)	141,531	4,817	27.414815	40.690049
ProFund VP Materials	2,065.426	168,866	161,661	(25)	161,636	8,494	17.947038	31.808903
ProFund VP Mid-Cap	6,969.966	127,575	126,575	(9)	126,566	3,941	29.989035	42.409427
ProFund VP NASDAQ-100	74,130.271	4,484,140	5,152,795	(32)	5,152,763	41,954	114.933118	126.528630
ProFund VP Pharmaceuticals	3,963.943	133,664	162,006	2	162,008	4,828	31.269937	34.849274
ProFund VP Precious Metals	4,673.159	247,130	299,970	(9)	299,961	24,556	11.318789	25.908992
ProFund VP Short Emerging Markets	26,690.658	391,043	391,819	(5)	391,814	279,862	0.714043	1.409929
ProFund VP Short International	70.095	2,143	1,363	2	1,365	881	1.087967	1.888659
ProFund VP Short NASDAQ-100	11,317.555	96,303	85,334	(4)	85,330	336,549	0.171514	0.255324
ProFund VP Short Small-Cap	10.352	232	176	(5)	171	275	0.430462	0.650910
ProFund VP Small-Cap	6,872.231	266,223	279,150	2	279,152	9,202	28.064991	36.419641
ProFund VP Small-Cap Value	4,818.035	214,312	216,185	(34)	216,151	7,004	28.790373	36.887704
ProFund VP U.S. Government Plus	4,141.258	45,605	43,607	1	43,608	4,056	8.520784	10.914241
ProFund VP UltraNASDAQ-100	87,767.505	3,841,458	4,475,265	(93)	4,475,172	14,244	275.432684	319.142782
ProFund VP UltraSmall-Cap	15,066.351	231,707	255,224	(7)	255,217	7,965	30.027898	64.068111
ProFund VP Utilities	6,478.235	306,960	325,078	(14)	325,064	11,173	27.057020	33.890040
TA Aegon Bond Initial Class	68,055.739	668,781	646,530	(1)	646,529	37,468	14.559585	19.075324
TA Aegon Core Bond Initial Class	54,383.806	655,002	596,047	1	596,048	33,639	14.006130	23.499854
TA Aegon High Yield Bond Initial Class	146,248.877	1,039,388	1,031,055	(12)	1,031,043	34,135	29.164385	32.458825
TA Aegon Sustainable Equity Income Initial Class	77,090.447	1,547,296	1,746,870	(14)	1,746,856	47,142	32.903414	42.790969
TA Aegon U.S. Government Securities Initial Class	12,383.668	112,212	111,082	-	111,082	7,422	11.629422	15.511105

See accompanying notes

4

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2025

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA BlackRock Government Money Market Initial Class	1,422,040.330	$1,422,040	$1,422,040	$(51)	$1,421,989	117,180	$9.411375	$13.123412
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	4,095.834	39,217	40,754	(5)	40,749	2,497	14.372940	17.485663
TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	5,976.458	61,901	68,132	7	68,139	3,876	15.210618	18.504804
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	78,509.865	832,121	979,018	(2)	979,016	54,962	15.627890	19.012495
TA BlackRock iShares Edge 40 Initial Class	6,911.390	63,631	63,723	(12)	63,711	2,661	22.291073	25.739067
TA BlackRock iShares Tactical - Balanced Initial Class	23,378.699	242,730	261,608	-	261,608	13,210	17.029748	21.027655
TA BlackRock iShares Tactical - Conservative Initial Class	16,549.151	168,222	174,759	1	174,760	10,289	15.178796	18.742257
TA BlackRock iShares Tactical - Growth Initial Class	17,684.530	193,482	212,568	2	212,570	9,499	19.251598	23.771056
TA BlackRock Real Estate Securities Initial Class	91,214.532	973,776	945,895	(3)	945,892	36,141	24.181370	51.811243
TA BlackRock Tactical Allocation Initial Class	171,426.297	1,001,145	1,014,844	-	1,014,844	43,657	20.369937	23.771230
TA Goldman Sachs Managed Risk - Balanced ETF Initial Class	499.524	5,755	6,309	(51)	6,258	282	20.750470	23.950552
TA Goldman Sachs Managed Risk - Conservative ETF Initial Class	-	-	-	-	-	-	16.256948	16.256948
TA Goldman Sachs Managed Risk - Growth ETF Initial Class	28,660.617	309,851	344,787	(13)	344,774	12,951	24.905460	31.958690
TA International Focus Initial Class	167,807.537	1,386,658	1,282,050	(12)	1,282,038	71,977	17.533508	25.116666
TA Janus Balanced Initial Class	20,032.706	342,350	351,574	(126)	351,448	11,192	27.238735	32.234097
TA Janus Mid-Cap Growth Initial Class	444,169.166	14,141,985	14,022,421	(4)	14,022,417	230,299	49.593523	63.390145
TA JPMorgan Asset Allocation - Conservative Initial Class	79,533.215	747,358	754,770	(4)	754,766	31,688	21.312811	25.482748
TA JPMorgan Asset Allocation - Moderate Initial Class	512,686.481	5,827,206	6,049,700	67	6,049,767	206,228	25.799991	30.705780
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	2,262,563.504	25,880,057	27,558,023	(12)	27,558,011	767,995	32.162159	36.792869
TA JPMorgan Diversified Equity Allocation Initial Class	2,781,733.181	32,066,471	37,219,590	(30)	37,219,560	765,696	45.524586	49.183397
TA JPMorgan Enhanced Index Initial Class	44,692.326	1,195,985	1,306,357	(33)	1,306,324	16,708	75.224877	78.765186
TA JPMorgan International Moderate Growth Initial Class	128,322.538	1,179,015	1,337,121	(8)	1,337,113	70,457	17.573366	23.536885
TA JPMorgan Tactical Allocation Initial Class	89,878.886	1,231,271	1,181,907	(9)	1,181,898	64,426	17.159518	31.712338
TA Morgan Stanley Capital Growth Initial Class	734,609.911	5,608,903	7,081,640	(2)	7,081,638	73,373	95.094363	118.179070
TA Morgan Stanley Global Allocation Initial Class	22,245.373	128,724	116,566	-	116,566	5,808	19.105089	22.295329
TA Multi-Managed Balanced Initial Class	103,582.824	1,595,543	1,667,683	(12)	1,667,671	32,359	47.014095	53.570566
TA Small/Mid Cap Value Initial Class	315,679.994	6,083,855	6,098,937	(3)	6,098,934	84,355	59.494957	74.835251
TA T. Rowe Price Small Cap Initial Class	218,099.817	2,640,463	2,534,320	(10)	2,534,310	34,275	70.919229	75.861304
TA TSW Mid Cap Value Opportunities Initial Class	37,173.876	517,439	392,928	3	392,931	7,298	53.793879	67.555771
TA WMC US Growth Initial Class	1,051,348.284	35,590,810	44,009,439	(86)	44,009,353	480,657	88.953668	100.121487

See accompanying notes

5

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Operations and Changes in Net Assets
Years Ended December 31, 2025 and 2024

	AB Balanced Hedged Allocation Class B Shares	American Funds - Growth Class 2 Shares	American Funds - Growth-Income Class 2 Shares	American Funds - International Class 2 Shares
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 69,652	$ 2,689	$ 1,981	$ 2,721

Investment Income:
Reinvested Dividends	1,306	11	26	37
Investment Expense:
Mortality and Expense Risk and Administrative Charges	222	-	-	-
Net Investment Income (Loss)	1,084	11	26	37

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,504	73	109	-
Realized Gain (Loss) on Investments	(279)	-	30	(63)
Net Realized Capital Gains (Losses) on Investments	1,225	73	139	(63)
Net Change in Unrealized Appreciation (Depreciation)	3,414	799	332	121
Net Gain (Loss) on Investment	4,639	872	471	58

Net Increase (Decrease) in Net Assets Resulting from Operations	5,723	883	497	95

Increase (Decrease) in Net Assets from Contract Transactions	(575)	209	15	228

Total Increase (Decrease) in Net Assets	5,148	1,092	512	323

Net Assets as of December 31, 2024:	$ 74,800	$ 3,781	$ 2,493	$ 3,044

Investment Income:
Reinvested Dividends	1,533	6	25	51
Investment Expense:
Mortality and Expense Risk and Administrative Charges	242	-	-	-
Net Investment Income (Loss)	1,291	6	25	51

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	4,248	327	421	-
Realized Gain (Loss) on Investments	(11)	-	100	(104)
Net Realized Capital Gains (Losses) on Investments	4,237	327	521	(104)
Net Change in Unrealized Appreciation (Depreciation)	7,146	457	(109)	899
Net Gain (Loss) on Investment	11,383	784	412	795

Net Increase (Decrease) in Net Assets Resulting from Operations	12,674	790	437	846

Increase (Decrease) in Net Assets from Contract Transactions	(982)	198	40	331

Total Increase (Decrease) in Net Assets	11,692	988	477	1,177

Net Assets as of December 31, 2025:	$ 86,492	$ 4,769	$ 2,970	$ 4,221

See Accompanying Notes
(1)See Footnote 1

6

Years Ended December 31, 2025 and 2024
Statements of Operations and Changes in Net Assets
TFLIC Series Life Account
Transamerica Financial Life Insurance Company

	Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Index 500 Service Class 2
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 1,187,475	$ 614,115	$ 740,274	$ 4,615,476

Investment Income:
Reinvested Dividends	452	10,002	-	59,645
Investment Expense:
Mortality and Expense Risk and Administrative Charges	10,570	4,555	6,587	33,242
Net Investment Income (Loss)	(10,118)	5,447	(6,587)	26,403

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	179,454	37,538	-	3,618
Realized Gain (Loss) on Investments	19,861	11,203	15,692	391,805
Net Realized Capital Gains (Losses) on Investments	199,315	48,741	15,692	395,423
Net Change in Unrealized Appreciation (Depreciation)	192,264	27,065	273,173	671,404
Net Gain (Loss) on Investment	391,579	75,806	288,865	1,066,827

Net Increase (Decrease) in Net Assets Resulting from Operations	381,461	81,253	282,278	1,093,230

Increase (Decrease) in Net Assets from Contract Transactions	(17,673)	(65,308)	27,229	832,415

Total Increase (Decrease) in Net Assets	363,788	15,945	309,507	1,925,645

Net Assets as of December 31, 2024:	$ 1,551,263	$ 630,060	$ 1,049,781	$ 6,541,121

Investment Income:
Reinvested Dividends	-	10,442	-	64,076
Investment Expense:
Mortality and Expense Risk and Administrative Charges	11,998	4,597	7,584	36,717
Net Investment Income (Loss)	(11,998)	5,845	(7,584)	27,359

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	275,590	37,081	15,579	35,843
Realized Gain (Loss) on Investments	58,327	12,328	102,981	1,066,779
Net Realized Capital Gains (Losses) on Investments	333,917	49,409	118,560	1,102,622
Net Change in Unrealized Appreciation (Depreciation)	(29,849)	44,183	78,100	(10,190)
Net Gain (Loss) on Investment	304,068	93,592	196,660	1,092,432

Net Increase (Decrease) in Net Assets Resulting from Operations	292,070	99,437	189,076	1,119,791

Increase (Decrease) in Net Assets from Contract Transactions	(22,795)	(58,097)	(139,159)	(35,822)

Total Increase (Decrease) in Net Assets	269,275	41,340	49,917	1,083,969

Net Assets as of December 31, 2025:	$ 1,820,538	$ 671,400	$ 1,099,698	$ 7,625,090

See Accompanying Notes
(1)See Footnote 1

7

Years Ended December 31, 2025 and 2024
Statements of Operations and Changes in Net Assets
TFLIC Series Life Account
Transamerica Financial Life Insurance Company

	Franklin Allocation Class 4 Shares	ProFund Access VP High Yield	ProFund VP Asia 30	ProFund VP Bull
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 63,069	$ 56,006	$ 460,348	$ 136,544

Investment Income:
Reinvested Dividends	1,481	3,546	4,980	1,219
Investment Expense:
Mortality and Expense Risk and Administrative Charges	357	389	2,888	1,345
Net Investment Income (Loss)	1,124	3,157	2,092	(126)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	8,147
Realized Gain (Loss) on Investments	426	22	(27,120)	(556)
Net Realized Capital Gains (Losses) on Investments	426	22	(27,120)	7,591
Net Change in Unrealized Appreciation (Depreciation)	4,639	511	82,268	24,022
Net Gain (Loss) on Investment	5,065	533	55,148	31,613

Net Increase (Decrease) in Net Assets Resulting from Operations	6,189	3,690	57,240	31,487

Increase (Decrease) in Net Assets from Contract Transactions	5,109	(4,751)	28,386	83,544

Total Increase (Decrease) in Net Assets	11,298	(1,061)	85,626	115,031

Net Assets as of December 31, 2024:	$ 74,367	$ 54,945	$ 545,974	$ 251,575

Investment Income:
Reinvested Dividends	1,357	1,338	35,766	772
Investment Expense:
Mortality and Expense Risk and Administrative Charges	273	205	3,694	1,547
Net Investment Income (Loss)	1,084	1,133	32,072	(775)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3,028	-	-	9,864
Realized Gain (Loss) on Investments	4,774	245	33,166	(5,876)
Net Realized Capital Gains (Losses) on Investments	7,802	245	33,166	3,988
Net Change in Unrealized Appreciation (Depreciation)	110	1,760	88,841	15,105
Net Gain (Loss) on Investment	7,912	2,005	122,007	19,093

Net Increase (Decrease) in Net Assets Resulting from Operations	8,996	3,138	154,079	18,318

Increase (Decrease) in Net Assets from Contract Transactions	(44,007)	(870)	91,342	(69,648)

Total Increase (Decrease) in Net Assets	(35,011)	2,268	245,421	(51,330)

Net Assets as of December 31, 2025:	$ 39,356	$ 57,213	$ 791,395	$ 200,245

See Accompanying Notes
(1)See Footnote 1

8

Years Ended December 31, 2025 and 2024
Statements of Operations and Changes in Net Assets
TFLIC Series Life Account
Transamerica Financial Life Insurance Company

	ProFund VP Communication Services	ProFund VP Consumer Discretionary	ProFund VP Emerging Markets	ProFund VP Energy
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 94,062	$ 234,409	$ 70,430	$ 495,155

Investment Income:
Reinvested Dividends	-	-	2,777	9,504
Investment Expense:
Mortality and Expense Risk and Administrative Charges	586	1,366	239	2,706
Net Investment Income (Loss)	(586)	(1,366)	2,538	6,798

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	20,815	-	20,697
Realized Gain (Loss) on Investments	12,752	(5,756)	2,781	70,670
Net Realized Capital Gains (Losses) on Investments	12,752	15,059	2,781	91,367
Net Change in Unrealized Appreciation (Depreciation)	14,370	35,649	(3,858)	(64,433)
Net Gain (Loss) on Investment	27,122	50,708	(1,077)	26,934

Net Increase (Decrease) in Net Assets Resulting from Operations	26,536	49,342	1,461	33,732

Increase (Decrease) in Net Assets from Contract Transactions	(46,935)	(27,464)	(33,632)	(127,234)

Total Increase (Decrease) in Net Assets	(20,399)	21,878	(32,171)	(93,502)

Net Assets as of December 31, 2024:	$ 73,663	$ 256,287	$ 38,259	$ 401,653

Investment Income:
Reinvested Dividends	-	-	3,777	6,121
Investment Expense:
Mortality and Expense Risk and Administrative Charges	484	1,448	877	1,697
Net Investment Income (Loss)	(484)	(1,448)	2,900	4,424

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	19,951	-	34,159
Realized Gain (Loss) on Investments	24,669	3,361	38,741	(17,818)
Net Realized Capital Gains (Losses) on Investments	24,669	23,312	38,741	16,341
Net Change in Unrealized Appreciation (Depreciation)	(9,004)	(3,945)	40,232	1,348
Net Gain (Loss) on Investment	15,665	19,367	78,973	17,689

Net Increase (Decrease) in Net Assets Resulting from Operations	15,181	17,919	81,873	22,113

Increase (Decrease) in Net Assets from Contract Transactions	(285)	(7,007)	285,637	(121,006)

Total Increase (Decrease) in Net Assets	14,896	10,912	367,510	(98,893)

Net Assets as of December 31, 2025:	$ 88,559	$ 267,199	$ 405,769	$ 302,760

See Accompanying Notes
(1)See Footnote 1

9

Years Ended December 31, 2025 and 2024
Statements of Operations and Changes in Net Assets
TFLIC Series Life Account
Transamerica Financial Life Insurance Company

	ProFund VP Europe 30	ProFund VP Falling U.S. Dollar	ProFund VP Financials	ProFund VP Government Money Market
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 25,621	$ 9,714	$ 252,438	$ 262,299

Investment Income:
Reinvested Dividends	117	171	609	9,330
Investment Expense:
Mortality and Expense Risk and Administrative Charges	143	26	1,005	1,204
Net Investment Income (Loss)	(26)	145	(396)	8,126

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	209	-	20,649	-
Realized Gain (Loss) on Investments	2,983	-	6,356	-
Net Realized Capital Gains (Losses) on Investments	3,192	-	27,005	-
Net Change in Unrealized Appreciation (Depreciation)	(1,834)	(1,305)	17,304	-
Net Gain (Loss) on Investment	1,358	(1,305)	44,309	-

Net Increase (Decrease) in Net Assets Resulting from Operations	1,332	(1,160)	43,913	8,126

Increase (Decrease) in Net Assets from Contract Transactions	(20,831)	14,890	(85,764)	8,513

Total Increase (Decrease) in Net Assets	(19,499)	13,730	(41,851)	16,639

Net Assets as of December 31, 2024:	$ 6,122	$ 23,444	$ 210,587	$ 278,938

Investment Income:
Reinvested Dividends	778	2,342	11	12,531
Investment Expense:
Mortality and Expense Risk and Administrative Charges	366	76	766	1,990
Net Investment Income (Loss)	412	2,266	(755)	10,541

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,094	-	2,268	-
Realized Gain (Loss) on Investments	11,454	(3,272)	22,967	-
Net Realized Capital Gains (Losses) on Investments	12,548	(3,272)	25,235	-
Net Change in Unrealized Appreciation (Depreciation)	2,634	1,285	(3,511)	-
Net Gain (Loss) on Investment	15,182	(1,987)	21,724	-

Net Increase (Decrease) in Net Assets Resulting from Operations	15,594	279	20,969	10,541

Increase (Decrease) in Net Assets from Contract Transactions	50,866	(13,980)	(91,647)	118,833

Total Increase (Decrease) in Net Assets	66,460	(13,701)	(70,678)	129,374

Net Assets as of December 31, 2025:	$ 72,582	$ 9,743	$ 139,909	$ 408,312

See Accompanying Notes
(1)See Footnote 1

10

Years Ended December 31, 2025 and 2024
Statements of Operations and Changes in Net Assets
TFLIC Series Life Account
Transamerica Financial Life Insurance Company

	ProFund VP International	ProFund VP Japan	ProFund VP Materials	ProFund VP Mid-Cap
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 29,304	$ 22,862	$ 206,264	$ 165,498

Investment Income:
Reinvested Dividends	554	673	848	3,178
Investment Expense:
Mortality and Expense Risk and Administrative Charges	149	293	933	541
Net Investment Income (Loss)	405	380	(85)	2,637

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	3,437	152	-
Realized Gain (Loss) on Investments	(982)	(4,494)	23,406	22,456
Net Realized Capital Gains (Losses) on Investments	(982)	(1,057)	23,558	22,456
Net Change in Unrealized Appreciation (Depreciation)	(2,028)	197	(19,362)	(8,424)
Net Gain (Loss) on Investment	(3,010)	(860)	4,196	14,032

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,605)	(480)	4,111	16,669

Increase (Decrease) in Net Assets from Contract Transactions	(10,987)	7,154	(5,900)	(59,085)

Total Increase (Decrease) in Net Assets	(13,592)	6,674	(1,789)	(42,416)

Net Assets as of December 31, 2024:	$ 15,712	$ 29,536	$ 204,475	$ 123,082

Investment Income:
Reinvested Dividends	1,753	656	285	4,855
Investment Expense:
Mortality and Expense Risk and Administrative Charges	275	346	639	388
Net Investment Income (Loss)	1,478	310	(354)	4,467

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	2,443	16,878	-
Realized Gain (Loss) on Investments	2,960	22,204	(6,587)	1,144
Net Realized Capital Gains (Losses) on Investments	2,960	24,647	10,291	1,144
Net Change in Unrealized Appreciation (Depreciation)	8,844	17,838	(1,774)	(3,112)
Net Gain (Loss) on Investment	11,804	42,485	8,517	(1,968)

Net Increase (Decrease) in Net Assets Resulting from Operations	13,282	42,795	8,163	2,499

Increase (Decrease) in Net Assets from Contract Transactions	129,694	69,200	(51,002)	985

Total Increase (Decrease) in Net Assets	142,976	111,995	(42,839)	3,484

Net Assets as of December 31, 2025:	$ 158,688	$ 141,531	$ 161,636	$ 126,566

See Accompanying Notes
(1)See Footnote 1

11

Years Ended December 31, 2025 and 2024
Statements of Operations and Changes in Net Assets
TFLIC Series Life Account
Transamerica Financial Life Insurance Company

	ProFund VP NASDAQ-100	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Short Emerging Markets
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 3,748,643	$ 200,395	$ 169,598	$ 2,901

Investment Income:
Reinvested Dividends	15,978	-	5,603	172
Investment Expense:
Mortality and Expense Risk and Administrative Charges	21,804	1,596	993	87
Net Investment Income (Loss)	(5,826)	(1,596)	4,610	85

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	471,409	17,472	-	-
Realized Gain (Loss) on Investments	328,342	(12,645)	(32,806)	6,907
Net Realized Capital Gains (Losses) on Investments	799,751	4,827	(32,806)	6,907
Net Change in Unrealized Appreciation (Depreciation)	35,007	1,528	18,641	155
Net Gain (Loss) on Investment	834,758	6,355	(14,165)	7,062

Net Increase (Decrease) in Net Assets Resulting from Operations	828,932	4,759	(9,555)	7,147

Increase (Decrease) in Net Assets from Contract Transactions	(55,550)	(57,064)	(51,863)	(8,885)

Total Increase (Decrease) in Net Assets	773,382	(52,305)	(61,418)	(1,738)

Net Assets as of December 31, 2024:	$ 4,522,025	$ 148,090	$ 108,180	$ 1,163

Investment Income:
Reinvested Dividends	17,496	337	3,993	65
Investment Expense:
Mortality and Expense Risk and Administrative Charges	24,073	1,165	1,306	11
Net Investment Income (Loss)	(6,577)	(828)	2,687	54

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	305,776	-	-	-
Realized Gain (Loss) on Investments	244,115	5,724	143,495	(1,142)
Net Realized Capital Gains (Losses) on Investments	549,891	5,724	143,495	(1,142)
Net Change in Unrealized Appreciation (Depreciation)	165,514	40,715	64,482	806
Net Gain (Loss) on Investment	715,405	46,439	207,977	(336)

Net Increase (Decrease) in Net Assets Resulting from Operations	708,828	45,611	210,664	(282)

Increase (Decrease) in Net Assets from Contract Transactions	(78,090)	(31,693)	(18,883)	390,933

Total Increase (Decrease) in Net Assets	630,738	13,918	191,781	390,651

Net Assets as of December 31, 2025:	$ 5,152,763	$ 162,008	$ 299,961	$ 391,814

See Accompanying Notes
(1)See Footnote 1

12

Years Ended December 31, 2025 and 2024
Statements of Operations and Changes in Net Assets
TFLIC Series Life Account
Transamerica Financial Life Insurance Company

	ProFund VP Short International	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 2,685	$ 167,208	$ 358,140	$ 241,545

Investment Income:
Reinvested Dividends	99	12,677	8,361	2,219
Investment Expense:
Mortality and Expense Risk and Administrative Charges	28	813	505	963
Net Investment Income (Loss)	71	11,864	7,856	1,256

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	(22)	(68,205)	(37,248)	24,022
Net Realized Capital Gains (Losses) on Investments	(22)	(68,205)	(37,248)	24,022
Net Change in Unrealized Appreciation (Depreciation)	17	26,382	21,403	(15,743)
Net Gain (Loss) on Investment	(5)	(41,823)	(15,845)	8,279

Net Increase (Decrease) in Net Assets Resulting from Operations	66	(29,959)	(7,989)	9,535

Increase (Decrease) in Net Assets from Contract Transactions	28	(129,999)	(349,959)	(68,988)

Total Increase (Decrease) in Net Assets	94	(159,958)	(357,948)	(59,453)

Net Assets as of December 31, 2024:	$ 2,779	$ 7,250	$ 192	$ 182,092

Investment Income:
Reinvested Dividends	13	4,021	14,285	1,406
Investment Expense:
Mortality and Expense Risk and Administrative Charges	13	583	179	938
Net Investment Income (Loss)	-	3,438	14,106	468

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	(168)	17,464	(51,749)	2,646
Net Realized Capital Gains (Losses) on Investments	(168)	17,464	(51,749)	2,646
Net Change in Unrealized Appreciation (Depreciation)	(263)	(8,727)	(27)	14,268
Net Gain (Loss) on Investment	(431)	8,737	(51,776)	16,914

Net Increase (Decrease) in Net Assets Resulting from Operations	(431)	12,175	(37,670)	17,382

Increase (Decrease) in Net Assets from Contract Transactions	(983)	65,905	37,649	79,678

Total Increase (Decrease) in Net Assets	(1,414)	78,080	(21)	97,060

Net Assets as of December 31, 2025:	$ 1,365	$ 85,330	$ 171	$ 279,152

See Accompanying Notes
(1)See Footnote 1

13

Years Ended December 31, 2025 and 2024
Statements of Operations and Changes in Net Assets
TFLIC Series Life Account
Transamerica Financial Life Insurance Company

	ProFund VP Small-Cap Value	ProFund VP U.S. Government Plus	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 191,956	$ 120,876	$ 2,159,632	$ 426,630

Investment Income:
Reinvested Dividends	363	2,025	9,231	1,647
Investment Expense:
Mortality and Expense Risk and Administrative Charges	510	264	12,922	1,521
Net Investment Income (Loss)	(147)	1,761	(3,691)	126

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	590	-	-	-
Realized Gain (Loss) on Investments	6,877	(28,550)	825,922	29,270
Net Realized Capital Gains (Losses) on Investments	7,467	(28,550)	825,922	29,270
Net Change in Unrealized Appreciation (Depreciation)	(6,481)	13,060	133,223	(44,910)
Net Gain (Loss) on Investment	986	(15,490)	959,145	(15,640)

Net Increase (Decrease) in Net Assets Resulting from Operations	839	(13,729)	955,454	(15,514)

Increase (Decrease) in Net Assets from Contract Transactions	(47,645)	(62,115)	(198,593)	41,032

Total Increase (Decrease) in Net Assets	(46,806)	(75,844)	756,861	25,518

Net Assets as of December 31, 2024:	$ 145,150	$ 45,032	$ 2,916,493	$ 452,148

Investment Income:
Reinvested Dividends	350	1,604	8,649	2,060
Investment Expense:
Mortality and Expense Risk and Administrative Charges	439	219	15,359	1,001
Net Investment Income (Loss)	(89)	1,385	(6,710)	1,059

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	4,486	-	379,902	-
Realized Gain (Loss) on Investments	1,585	(10,335)	849,574	54,600
Net Realized Capital Gains (Losses) on Investments	6,071	(10,335)	1,229,476	54,600
Net Change in Unrealized Appreciation (Depreciation)	1,172	6,978	(177,551)	28,841
Net Gain (Loss) on Investment	7,243	(3,357)	1,051,925	83,441

Net Increase (Decrease) in Net Assets Resulting from Operations	7,154	(1,972)	1,045,215	84,500

Increase (Decrease) in Net Assets from Contract Transactions	63,847	548	513,464	(281,431)

Total Increase (Decrease) in Net Assets	71,001	(1,424)	1,558,679	(196,931)

Net Assets as of December 31, 2025:	$ 216,151	$ 43,608	$ 4,475,172	$ 255,217

See Accompanying Notes
(1)See Footnote 1

14

Years Ended December 31, 2025 and 2024
Statements of Operations and Changes in Net Assets
TFLIC Series Life Account
Transamerica Financial Life Insurance Company

	ProFund VP Utilities	TA Aegon Bond Initial Class	TA Aegon Core Bond Initial Class	TA Aegon High Yield Bond Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 137,498	$ 401,173	$ 594,210	$ 898,570

Investment Income:
Reinvested Dividends	3,503	23,578	33,114	45,918
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,114	3,562	4,530	5,637
Net Investment Income (Loss)	2,389	20,016	28,584	40,281

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	6,460	100	(12,308)	(6,037)
Net Realized Capital Gains (Losses) on Investments	6,460	100	(12,308)	(6,037)
Net Change in Unrealized Appreciation (Depreciation)	36,073	(16,931)	(12,442)	25,116
Net Gain (Loss) on Investment	42,533	(16,831)	(24,750)	19,079

Net Increase (Decrease) in Net Assets Resulting from Operations	44,922	3,185	3,834	59,360

Increase (Decrease) in Net Assets from Contract Transactions	52,074	117,049	(10,856)	14,644

Total Increase (Decrease) in Net Assets	96,996	120,234	(7,022)	74,004

Net Assets as of December 31, 2024:	$ 234,494	$ 521,407	$ 587,188	$ 972,574

Investment Income:
Reinvested Dividends	3,128	31,225	15,926	65,389
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,175	3,548	4,465	5,331
Net Investment Income (Loss)	1,953	27,677	11,461	60,058

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	101	-	-	-
Realized Gain (Loss) on Investments	35,104	(8,272)	(25,219)	(24,189)
Net Realized Capital Gains (Losses) on Investments	35,205	(8,272)	(25,219)	(24,189)
Net Change in Unrealized Appreciation (Depreciation)	(3,663)	5,509	49,679	35,301
Net Gain (Loss) on Investment	31,542	(2,763)	24,460	11,112

Net Increase (Decrease) in Net Assets Resulting from Operations	33,495	24,914	35,921	71,170

Increase (Decrease) in Net Assets from Contract Transactions	57,075	100,208	(27,061)	(12,701)

Total Increase (Decrease) in Net Assets	90,570	125,122	8,860	58,469

Net Assets as of December 31, 2025:	$ 325,064	$ 646,529	$ 596,048	$ 1,031,043

See Accompanying Notes
(1)See Footnote 1

15

Years Ended December 31, 2025 and 2024
Statements of Operations and Changes in Net Assets
TFLIC Series Life Account
Transamerica Financial Life Insurance Company

	TA Aegon Sustainable Equity Income Initial Class	TA Aegon U.S. Government Securities Initial Class	TA BlackRock Government Money Market Initial Class	TA BlackRock iShares Active Asset Allocation - Conservative Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 1,266,615	$ 127,543	$ 1,084,863	$ 54,225

Investment Income:
Reinvested Dividends	29,958	4,811	63,217	1,405
Investment Expense:
Mortality and Expense Risk and Administrative Charges	10,436	938	7,516	558
Net Investment Income (Loss)	19,522	3,873	55,701	847

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	20,483	(539)	-	(497)
Net Realized Capital Gains (Losses) on Investments	20,483	(539)	-	(497)
Net Change in Unrealized Appreciation (Depreciation)	171,362	(3,823)	-	2,664
Net Gain (Loss) on Investment	191,845	(4,362)	-	2,167

Net Increase (Decrease) in Net Assets Resulting from Operations	211,367	(489)	55,701	3,014

Increase (Decrease) in Net Assets from Contract Transactions	39,968	2,366	269,250	(183)

Total Increase (Decrease) in Net Assets	251,335	1,877	324,951	2,831

Net Assets as of December 31, 2024:	$ 1,517,950	$ 129,420	$ 1,409,814	$ 57,056

Investment Income:
Reinvested Dividends	26,673	4,557	54,302	1,612
Investment Expense:
Mortality and Expense Risk and Administrative Charges	11,535	746	7,564	479
Net Investment Income (Loss)	15,138	3,811	46,738	1,133

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	15,234	-	-	-
Realized Gain (Loss) on Investments	20,105	(1,177)	-	(2,665)
Net Realized Capital Gains (Losses) on Investments	35,339	(1,177)	-	(2,665)
Net Change in Unrealized Appreciation (Depreciation)	102,720	3,286	-	5,988
Net Gain (Loss) on Investment	138,059	2,109	-	3,323

Net Increase (Decrease) in Net Assets Resulting from Operations	153,197	5,920	46,738	4,456

Increase (Decrease) in Net Assets from Contract Transactions	75,709	(24,258)	(34,563)	(20,763)

Total Increase (Decrease) in Net Assets	228,906	(18,338)	12,175	(16,307)

Net Assets as of December 31, 2025:	$ 1,746,856	$ 111,082	$ 1,421,989	$ 40,749

See Accompanying Notes
(1)See Footnote 1

16

Years Ended December 31, 2025 and 2024
Statements of Operations and Changes in Net Assets
TFLIC Series Life Account
Transamerica Financial Life Insurance Company

	TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	TA BlackRock iShares Edge 40 Initial Class
	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 69,647	$ 944,480	$ 47,043

Investment Income:
Reinvested Dividends	1,858	18,599	1,403
Investment Expense:
Mortality and Expense Risk and Administrative Charges	693	6,650	175
Net Investment Income (Loss)	1,165	11,949	1,228

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	782
Realized Gain (Loss) on Investments	(912)	8,281	(550)
Net Realized Capital Gains (Losses) on Investments	(912)	8,281	232
Net Change in Unrealized Appreciation (Depreciation)	6,788	93,821	1,544
Net Gain (Loss) on Investment	5,876	102,102	1,776

Net Increase (Decrease) in Net Assets Resulting from Operations	7,041	114,051	3,004

Increase (Decrease) in Net Assets from Contract Transactions	15,220	11,023	4,917

Total Increase (Decrease) in Net Assets	22,261	125,074	7,921

Net Assets as of December 31, 2024:	$ 91,908	$ 1,069,554	$ 54,964

Investment Income:
Reinvested Dividends	2,471	21,142	1,840
Investment Expense:
Mortality and Expense Risk and Administrative Charges	681	6,021	249
Net Investment Income (Loss)	1,790	15,121	1,591

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	2,136
Realized Gain (Loss) on Investments	(97)	41,074	(337)
Net Realized Capital Gains (Losses) on Investments	(97)	41,074	1,799
Net Change in Unrealized Appreciation (Depreciation)	6,649	40,891	2,762
Net Gain (Loss) on Investment	6,552	81,965	4,561

Net Increase (Decrease) in Net Assets Resulting from Operations	8,342	97,086	6,152

Increase (Decrease) in Net Assets from Contract Transactions	(32,111)	(187,624)	2,595

Total Increase (Decrease) in Net Assets	(23,769)	(90,538)	8,747

Net Assets as of December 31, 2025:	$ 68,139	$ 979,016	$ 63,711

See Accompanying Notes
(1)See Footnote 1

17

Years Ended December 31, 2025 and 2024
Statements of Operations and Changes in Net Assets
TFLIC Series Life Account
Transamerica Financial Life Insurance Company

	TA BlackRock iShares Tactical - Balanced Initial Class	TA BlackRock iShares Tactical - Conservative Initial Class	TA BlackRock iShares Tactical - Growth Initial Class	TA BlackRock Real Estate Securities Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 244,499	$ 168,509	$ 329,284	$ 930,835

Investment Income:
Reinvested Dividends	9,139	6,496	8,470	19,580
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,184	1,654	1,681	5,057
Net Investment Income (Loss)	7,955	4,842	6,789	14,523

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	(5,620)	(1,560)	(28,551)	(22,325)
Net Realized Capital Gains (Losses) on Investments	(5,620)	(1,560)	(28,551)	(22,325)
Net Change in Unrealized Appreciation (Depreciation)	16,481	5,710	45,097	13,694
Net Gain (Loss) on Investment	10,861	4,150	16,546	(8,631)

Net Increase (Decrease) in Net Assets Resulting from Operations	18,816	8,992	23,335	5,892

Increase (Decrease) in Net Assets from Contract Transactions	14,801	(10,054)	(112,552)	(37,745)

Total Increase (Decrease) in Net Assets	33,617	(1,062)	(89,217)	(31,853)

Net Assets as of December 31, 2024:	$ 278,116	$ 167,447	$ 240,067	$ 898,982

Investment Income:
Reinvested Dividends	9,601	6,573	8,122	16,583
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,306	1,567	1,461	4,850
Net Investment Income (Loss)	8,295	5,006	6,661	11,733

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	(7,761)	(10,962)	14,445	(20,844)
Net Realized Capital Gains (Losses) on Investments	(7,761)	(10,962)	14,445	(20,844)
Net Change in Unrealized Appreciation (Depreciation)	33,186	23,357	14,413	86,966
Net Gain (Loss) on Investment	25,425	12,395	28,858	66,122

Net Increase (Decrease) in Net Assets Resulting from Operations	33,720	17,401	35,519	77,855

Increase (Decrease) in Net Assets from Contract Transactions	(50,228)	(10,088)	(63,016)	(30,945)

Total Increase (Decrease) in Net Assets	(16,508)	7,313	(27,497)	46,910

Net Assets as of December 31, 2025:	$ 261,608	$ 174,760	$ 212,570	$ 945,892

See Accompanying Notes
(1)See Footnote 1

18

Years Ended December 31, 2025 and 2024
Statements of Operations and Changes in Net Assets
TFLIC Series Life Account
Transamerica Financial Life Insurance Company

	TA BlackRock Tactical Allocation Initial Class	TA Goldman Sachs Managed Risk - Balanced ETF Initial Class	TA Goldman Sachs Managed Risk - Conservative ETF Initial Class	TA Goldman Sachs Managed Risk - Growth ETF Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 872,224	$ 6,259	$ -	$ 291,330

Investment Income:
Reinvested Dividends	43,630	161	-	6,534
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,116	19	-	1,401
Net Investment Income (Loss)	38,514	142	-	5,133

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	77	-	3,854
Realized Gain (Loss) on Investments	(58,275)	52	-	3,157
Net Realized Capital Gains (Losses) on Investments	(58,275)	129	-	7,011
Net Change in Unrealized Appreciation (Depreciation)	124,620	288	-	26,191
Net Gain (Loss) on Investment	66,345	417	-	33,202

Net Increase (Decrease) in Net Assets Resulting from Operations	104,859	559	-	38,335

Increase (Decrease) in Net Assets from Contract Transactions	(4,999)	(121)	-	2,023

Total Increase (Decrease) in Net Assets	99,860	438	-	40,358

Net Assets as of December 31, 2024:	$ 972,084	$ 6,697	$ -	$ 331,688

Investment Income:
Reinvested Dividends	59,783	173	-	7,958
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,031	19	-	1,379
Net Investment Income (Loss)	54,752	154	-	6,579

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	256	-	22,058
Realized Gain (Loss) on Investments	(82,501)	134	-	15,720
Net Realized Capital Gains (Losses) on Investments	(82,501)	390	-	37,778
Net Change in Unrealized Appreciation (Depreciation)	130,167	128	-	(2,377)
Net Gain (Loss) on Investment	47,666	518	-	35,401

Net Increase (Decrease) in Net Assets Resulting from Operations	102,418	672	-	41,980

Increase (Decrease) in Net Assets from Contract Transactions	(59,658)	(1,111)	-	(28,894)

Total Increase (Decrease) in Net Assets	42,760	(439)	-	13,086

Net Assets as of December 31, 2025:	$ 1,014,844	$ 6,258	$ -	$ 344,774

See Accompanying Notes
(1)See Footnote 1

19

Years Ended December 31, 2025 and 2024
Statements of Operations and Changes in Net Assets
TFLIC Series Life Account
Transamerica Financial Life Insurance Company

	TA International Focus Initial Class	TA Janus Balanced Initial Class	TA Janus Mid-Cap Growth Initial Class	TA JPMorgan Asset Allocation - Conservative Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 1,553,946	$ 285,439	$ 13,573,212	$ 716,542

Investment Income:
Reinvested Dividends	35,815	6,084	18,467	15,641
Investment Expense:
Mortality and Expense Risk and Administrative Charges	9,588	1,691	97,400	3,631
Net Investment Income (Loss)	26,227	4,393	(78,933)	12,010

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	49,319	7,223	825,815	-
Realized Gain (Loss) on Investments	4,415	1,100	(153,022)	(9,342)
Net Realized Capital Gains (Losses) on Investments	53,734	8,323	672,793	(9,342)
Net Change in Unrealized Appreciation (Depreciation)	(100,280)	28,227	1,198,128	35,980
Net Gain (Loss) on Investment	(46,546)	36,550	1,870,921	26,638

Net Increase (Decrease) in Net Assets Resulting from Operations	(20,319)	40,943	1,791,988	38,648

Increase (Decrease) in Net Assets from Contract Transactions	(87,022)	(14,958)	(807,146)	(3,013)

Total Increase (Decrease) in Net Assets	(107,341)	25,985	984,842	35,635

Net Assets as of December 31, 2024:	$ 1,446,605	$ 311,424	$ 14,558,054	$ 752,177

Investment Income:
Reinvested Dividends	26,956	6,836	1,224	31,027
Investment Expense:
Mortality and Expense Risk and Administrative Charges	9,293	1,626	97,471	3,729
Net Investment Income (Loss)	17,663	5,210	(96,247)	27,298

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	159,556	38,990	1,600,134	-
Realized Gain (Loss) on Investments	(21,602)	3,721	178,691	(16,877)
Net Realized Capital Gains (Losses) on Investments	137,954	42,711	1,778,825	(16,877)
Net Change in Unrealized Appreciation (Depreciation)	(63,094)	(8,147)	(672,948)	65,017
Net Gain (Loss) on Investment	74,860	34,564	1,105,877	48,140

Net Increase (Decrease) in Net Assets Resulting from Operations	92,523	39,774	1,009,630	75,438

Increase (Decrease) in Net Assets from Contract Transactions	(257,090)	250	(1,545,267)	(72,849)

Total Increase (Decrease) in Net Assets	(164,567)	40,024	(535,637)	2,589

Net Assets as of December 31, 2025:	$ 1,282,038	$ 351,448	$ 14,022,417	$ 754,766

See Accompanying Notes
(1)See Footnote 1

20

Years Ended December 31, 2025 and 2024
Statements of Operations and Changes in Net Assets
TFLIC Series Life Account
Transamerica Financial Life Insurance Company

	TA JPMorgan Asset Allocation - Moderate Initial Class	TA JPMorgan Asset Allocation - Moderate Growth Initial Class	TA JPMorgan Diversified Equity Allocation Initial Class	TA JPMorgan Enhanced Index Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 5,304,082	$ 24,215,908	$ 28,805,887	$ 585,321

Investment Income:
Reinvested Dividends	87,083	312,298	418,425	5,119
Investment Expense:
Mortality and Expense Risk and Administrative Charges	24,085	101,677	135,777	3,840
Net Investment Income (Loss)	62,998	210,621	282,648	1,279

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	583,529	25,231
Realized Gain (Loss) on Investments	(47,363)	(241,449)	(162,315)	10,835
Net Realized Capital Gains (Losses) on Investments	(47,363)	(241,449)	421,214	36,066
Net Change in Unrealized Appreciation (Depreciation)	381,238	2,582,392	3,810,191	110,368
Net Gain (Loss) on Investment	333,875	2,340,943	4,231,405	146,434

Net Increase (Decrease) in Net Assets Resulting from Operations	396,873	2,551,564	4,514,053	147,713

Increase (Decrease) in Net Assets from Contract Transactions	(186,135)	(882,848)	(963,124)	220,663

Total Increase (Decrease) in Net Assets	210,738	1,668,716	3,550,929	368,376

Net Assets as of December 31, 2024:	$ 5,514,820	$ 25,884,624	$ 32,356,816	$ 953,697

Investment Income:
Reinvested Dividends	189,694	709,862	504,953	8,569
Investment Expense:
Mortality and Expense Risk and Administrative Charges	24,630	98,452	141,140	5,413
Net Investment Income (Loss)	165,064	611,410	363,813	3,156

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	960,412	143,591
Realized Gain (Loss) on Investments	(17,858)	(344,993)	(31,785)	58,464
Net Realized Capital Gains (Losses) on Investments	(17,858)	(344,993)	928,627	202,055
Net Change in Unrealized Appreciation (Depreciation)	477,969	2,886,805	4,751,202	(19,212)
Net Gain (Loss) on Investment	460,111	2,541,812	5,679,829	182,843

Net Increase (Decrease) in Net Assets Resulting from Operations	625,175	3,153,222	6,043,642	185,999

Increase (Decrease) in Net Assets from Contract Transactions	(90,228)	(1,479,835)	(1,180,898)	166,628

Total Increase (Decrease) in Net Assets	534,947	1,673,387	4,862,744	352,627

Net Assets as of December 31, 2025:	$ 6,049,767	$ 27,558,011	$ 37,219,560	$ 1,306,324

See Accompanying Notes
(1)See Footnote 1

21

Years Ended December 31, 2025 and 2024
Statements of Operations and Changes in Net Assets
TFLIC Series Life Account
Transamerica Financial Life Insurance Company

	TA JPMorgan International Moderate Growth Initial Class	TA JPMorgan Tactical Allocation Initial Class	TA Morgan Stanley Capital Growth Initial Class	TA Morgan Stanley Global Allocation Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 1,231,103	$ 1,028,805	$ 4,517,371	$ 172,386

Investment Income:
Reinvested Dividends	28,473	29,478	-	20,175
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,866	7,250	31,279	1,454
Net Investment Income (Loss)	23,607	22,228	(31,279)	18,721

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	(33,776)	(1,045)	(1,293,041)	(10,841)
Net Realized Capital Gains (Losses) on Investments	(33,776)	(1,045)	(1,293,041)	(10,841)
Net Change in Unrealized Appreciation (Depreciation)	31,611	17,754	3,071,271	2,868
Net Gain (Loss) on Investment	(2,165)	16,709	1,778,230	(7,973)

Net Increase (Decrease) in Net Assets Resulting from Operations	21,442	38,937	1,746,951	10,748

Increase (Decrease) in Net Assets from Contract Transactions	(98,532)	(20,715)	(506,167)	(2,719)

Total Increase (Decrease) in Net Assets	(77,090)	18,222	1,240,784	8,029

Net Assets as of December 31, 2024:	$ 1,154,013	$ 1,047,027	$ 5,758,155	$ 180,415

Investment Income:
Reinvested Dividends	42,789	37,153	-	26,038
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,578	7,538	42,807	1,399
Net Investment Income (Loss)	38,211	29,615	(42,807)	24,639

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	(2,403)	534	(1,869)	(33,048)
Net Realized Capital Gains (Losses) on Investments	(2,403)	534	(1,869)	(33,048)
Net Change in Unrealized Appreciation (Depreciation)	165,914	56,373	1,134,889	33,116
Net Gain (Loss) on Investment	163,511	56,907	1,133,020	68

Net Increase (Decrease) in Net Assets Resulting from Operations	201,722	86,522	1,090,213	24,707

Increase (Decrease) in Net Assets from Contract Transactions	(18,622)	48,349	233,270	(88,556)

Total Increase (Decrease) in Net Assets	183,100	134,871	1,323,483	(63,849)

Net Assets as of December 31, 2025:	$ 1,337,113	$ 1,181,898	$ 7,081,638	$ 116,566

See Accompanying Notes
(1)See Footnote 1

22

Years Ended December 31, 2025 and 2024
Statements of Operations and Changes in Net Assets
TFLIC Series Life Account
Transamerica Financial Life Insurance Company

	TA Multi-Managed Balanced Initial Class	TA Small/Mid Cap Value Initial Class	TA T. Rowe Price Small Cap Initial Class	TA TSW Mid Cap Value Opportunities Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 1,469,028	$ 6,332,654	$ 2,261,821	$ 370,264

Investment Income:
Reinvested Dividends	30,029	57,066	-	5,456
Investment Expense:
Mortality and Expense Risk and Administrative Charges	10,099	33,571	15,088	2,804
Net Investment Income (Loss)	19,930	23,495	(15,088)	2,652

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	65,450	190,970	97,509	60,819
Realized Gain (Loss) on Investments	14,955	(116,595)	94,226	(6,849)
Net Realized Capital Gains (Losses) on Investments	80,405	74,375	191,735	53,970
Net Change in Unrealized Appreciation (Depreciation)	101,658	400,574	123,632	(28,864)
Net Gain (Loss) on Investment	182,063	474,949	315,367	25,106

Net Increase (Decrease) in Net Assets Resulting from Operations	201,993	498,444	300,279	27,758

Increase (Decrease) in Net Assets from Contract Transactions	(104,803)	(905,389)	(45,525)	(19,899)

Total Increase (Decrease) in Net Assets	97,190	(406,945)	254,754	7,859

Net Assets as of December 31, 2024:	$ 1,566,218	$ 5,925,709	$ 2,516,575	$ 378,123

Investment Income:
Reinvested Dividends	34,812	72,935	-	4,935
Investment Expense:
Mortality and Expense Risk and Administrative Charges	10,439	31,513	13,432	2,862
Net Investment Income (Loss)	24,373	41,422	(13,432)	2,073

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	206,169	610,956	359,919	101,138
Realized Gain (Loss) on Investments	16,368	(83,187)	(8,374)	(14,252)
Net Realized Capital Gains (Losses) on Investments	222,537	527,769	351,545	86,886
Net Change in Unrealized Appreciation (Depreciation)	(54,033)	(46,503)	(120,861)	(56,244)
Net Gain (Loss) on Investment	168,504	481,266	230,684	30,642

Net Increase (Decrease) in Net Assets Resulting from Operations	192,877	522,688	217,252	32,715

Increase (Decrease) in Net Assets from Contract Transactions	(91,424)	(349,463)	(199,517)	(17,907)

Total Increase (Decrease) in Net Assets	101,453	173,225	17,735	14,808

Net Assets as of December 31, 2025:	$ 1,667,671	$ 6,098,934	$ 2,534,310	$ 392,931

See Accompanying Notes
(1)See Footnote 1

23

Years Ended December 31, 2025 and 2024
Statements of Operations and Changes in Net Assets
TFLIC Series Life Account
Transamerica Financial Life Insurance Company

TA WMC US Growth Initial Class
Subaccount

Net Assets as of December 31, 2023:	$ 31,663,072

Investment Income:
Reinvested Dividends	4,063
Investment Expense:
Mortality and Expense Risk and Administrative Charges	249,424
Net Investment Income (Loss)	(245,361)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3,308,658
Realized Gain (Loss) on Investments	598,068
Net Realized Capital Gains (Losses) on Investments	3,906,726
Net Change in Unrealized Appreciation (Depreciation)	5,139,968
Net Gain (Loss) on Investment	9,046,694

Net Increase (Decrease) in Net Assets Resulting from Operations	8,801,333

Increase (Decrease) in Net Assets from Contract Transactions	(706,478)

Total Increase (Decrease) in Net Assets	8,094,855

Net Assets as of December 31, 2024:	$ 39,757,927

Investment Income:
Reinvested Dividends	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	276,756
Net Investment Income (Loss)	(276,756)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	6,658,494
Realized Gain (Loss) on Investments	1,350,896
Net Realized Capital Gains (Losses) on Investments	8,009,390
Net Change in Unrealized Appreciation (Depreciation)	(1,183,021)
Net Gain (Loss) on Investment	6,826,369

Net Increase (Decrease) in Net Assets Resulting from Operations	6,549,613

Increase (Decrease) in Net Assets from Contract Transactions	(2,298,187)

Total Increase (Decrease) in Net Assets	4,251,426

Net Assets as of December 31, 2025:	$ 44,009,353

See Accompanying Notes
(1)See Footnote 1

24

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2025

1. Organization

The TFLIC Series Life Account (the Separate Account) is a segregated investment account of Transamerica Financial Life Insurance Company (TFLIC), an indirect wholly owned subsidiary of Aegon Ltd., a holding company organized under the laws of the Bermuda.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TFLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TFLIC's other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of TFLIC Financial Freedom Builder, TFLIC Freedom Elite Builder, TFLIC Freedom Elite Builder II, and TFLIC Freedom Wealth Protector.

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
AB Variable Products Series Fund	AB Variable Products Series Fund
AB Balanced Hedged Allocation Class B Shares	AB Balanced Hedged Allocation Portfolio Class B Shares
American Funds Insurance Series®	American Funds Insurance Series®
American Funds - Growth Class 2 Shares	American Funds - Growth Fund Class 2 Shares
American Funds - Growth-Income Class 2 Shares	American Funds - Growth-Income Fund Class 2 Shares
American Funds - International Class 2 Shares	American Funds - International Fund Class 2 Shares
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund - Service Class 2
Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Contrafund® Portfolio Service Class 2
Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Equity-Income Portfolio Class 2
Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Growth Opportunities Portfolio Service Class 2
Fidelity® VIP Index 500 Service Class 2	Fidelity® VIP Index 500 Portfolio Service Class 2
Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust
Franklin Allocation Class 4 Shares	Franklin Allocation Fund Class 4 Shares
ProFunds	ProFunds
ProFund Access VP High Yield	ProFund Access VP High Yield
ProFund VP Asia 30	ProFund VP Asia 30
ProFund VP Bull	ProFund VP Bull
ProFund VP Communication Services	ProFund VP Communication Services
ProFund VP Consumer Discretionary	ProFund VP Consumer Discretionary
ProFund VP Emerging Markets	ProFund VP Emerging Markets
ProFund VP Energy	ProFund VP Energy
ProFund VP Europe 30	ProFund VP Europe 30
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar
ProFund VP Financials	ProFund VP Financials
ProFund VP Government Money Market	ProFund VP Government Money Market
ProFund VP International	ProFund VP International
ProFund VP Japan	ProFund VP Japan
ProFund VP Materials	ProFund VP Materials
ProFund VP Mid-Cap	ProFund VP Mid-Cap
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals
ProFund VP Precious Metals	ProFund VP Precious Metals
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets
ProFund VP Short International	ProFund VP Short International
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap
ProFund VP Small-Cap	ProFund VP Small-Cap
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus
ProFund VP UltraNASDAQ-100	ProFund VP UltraNASDAQ-100
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap
ProFund VP Utilities	ProFund VP Utilities

25

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2025

1. Organization (continued)

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
Transamerica Series Trust	Transamerica Series Trust
TA Aegon Bond Initial Class	Transamerica Aegon Bond VP Initial Class
TA Aegon Core Bond Initial Class	Transamerica Aegon Core Bond VP Initial Class
TA Aegon High Yield Bond Initial Class	Transamerica Aegon High Yield Bond VP Initial Class
TA Aegon Sustainable Equity Income Initial Class	Transamerica Aegon Sustainable Equity Income VP Initial Class
TA Aegon U.S. Government Securities Initial Class	Transamerica Aegon U.S. Government Securities VP Initial Class
TA BlackRock Government Money Market Initial Class	Transamerica BlackRock Government Money Market VP Initial Class
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	Transamerica BlackRock iShares Active Asset Allocation - Conservative VP Initial Class
TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	Transamerica BlackRock iShares Active Asset Allocation - Moderate VP Initial Class
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP Initial Class
TA BlackRock iShares Edge 40 Initial Class	Transamerica BlackRock iShares Edge 40 VP Initial Class
TA BlackRock iShares Tactical - Balanced Initial Class	Transamerica BlackRock iShares Tactical - Balanced VP Initial Class
TA BlackRock iShares Tactical - Conservative Initial Class	Transamerica BlackRock iShares Tactical - Conservative VP Initial Class
TA BlackRock iShares Tactical - Growth Initial Class	Transamerica BlackRock iShares Tactical - Growth VP Initial Class
TA BlackRock Real Estate Securities Initial Class	Transamerica BlackRock Real Estate Securities VP Initial Class
TA BlackRock Tactical Allocation Initial Class	Transamerica BlackRock Tactical Allocation VP Initial Class
TA Goldman Sachs Managed Risk - Balanced ETF Initial Class	Transamerica Goldman Sachs Managed Risk - Balanced ETF VP Initial Class
TA Goldman Sachs Managed Risk - Conservative ETF Initial Class	Transamerica Goldman Sachs Managed Risk - Conservative ETF VP Initial Class
TA Goldman Sachs Managed Risk - Growth ETF Initial Class	Transamerica Goldman Sachs Managed Risk - Growth ETF VP Initial Class
TA International Focus Initial Class	Transamerica International Focus VP Initial Class
TA Janus Balanced Initial Class	Transamerica Janus Balanced VP Initial Class
TA Janus Mid-Cap Growth Initial Class	Transamerica Janus Mid-Cap Growth VP Initial Class
TA JPMorgan Asset Allocation - Conservative Initial Class	Transamerica JPMorgan Asset Allocation - Conservative VP Initial Class
TA JPMorgan Asset Allocation - Moderate Initial Class	Transamerica JPMorgan Asset Allocation - Moderate VP Initial Class
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	Transamerica JPMorgan Asset Allocation - Moderate Growth VP Initial Class
TA JPMorgan Diversified Equity Allocation Initial Class	Transamerica JPMorgan Diversified Equity Allocation VP Initial Class
TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class
TA JPMorgan International Moderate Growth Initial Class	Transamerica JPMorgan International Moderate Growth VP Initial Class
TA JPMorgan Tactical Allocation Initial Class	Transamerica JPMorgan Tactical Allocation VP Initial Class
TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class
TA Morgan Stanley Global Allocation Initial Class	Transamerica Morgan Stanley Global Allocation VP Initial Class
TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class
TA Small/Mid Cap Value Initial Class	Transamerica Small/Mid Cap Value VP Initial Class
TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
TA TSW Mid Cap Value Opportunities Initial Class	Transamerica TSW Mid Cap Value Opportunities VP Initial Class
TA WMC US Growth Initial Class	Transamerica WMC US Growth VP Initial Class

The following subaccount name changes were made effective during the fiscal year ended December 31, 2025:
Subaccount	Formerly
TA JPMorgan Diversified Equity Allocation Initial Class	TA JPMorgan Asset Allocation - Growth Initial Class

26

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2025

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable life separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2025.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.
Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)  Quoted prices for similar assets or liabilities in active markets
b)  Quoted prices for identical or similar assets or liabilities in non-active markets
c)  Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2025.

27

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2025

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2025 were as follows:

Subaccount	Purchases	Sales
AB Balanced Hedged Allocation Class B Shares	$7,087	$2,530
American Funds - Growth Class 2 Shares	531	-
American Funds - Growth-Income Class 2 Shares	1,016	530
American Funds - International Class 2 Shares	765	383
Fidelity® VIP Contrafund® Service Class 2	391,993	151,188
Fidelity® VIP Equity-Income Service Class 2	71,197	86,367
Fidelity® VIP Growth Opportunities Service Class 2	86,449	217,618
Fidelity® VIP Index 500 Service Class 2	3,040,288	3,012,878
Franklin Allocation Class 4 Shares	11,269	51,165
ProFund Access VP High Yield	16,523	16,254
ProFund VP Asia 30	1,226,628	1,103,203
ProFund VP Bull	15,158	75,720
ProFund VP Communication Services	67,108	67,878
ProFund VP Consumer Discretionary	280,985	269,480
ProFund VP Emerging Markets	692,525	403,988
ProFund VP Energy	503,996	586,415
ProFund VP Europe 30	493,832	441,455
ProFund VP Falling U.S. Dollar	204,260	215,974
ProFund VP Financials	20,479	110,604
ProFund VP Government Money Market	298,460	169,109
ProFund VP International	242,068	110,892
ProFund VP Japan	429,548	357,576
ProFund VP Materials	106,374	140,854
ProFund VP Mid-Cap	74,655	69,202
ProFund VP NASDAQ-100	1,772,005	1,550,888
ProFund VP Pharmaceuticals	757,891	790,412
ProFund VP Precious Metals	4,618,674	4,634,860
ProFund VP Short Emerging Markets	404,006	13,021
ProFund VP Short International	102	1,086
ProFund VP Short NASDAQ-100	6,209,296	6,139,953
ProFund VP Short Small-Cap	3,943,564	3,891,809
ProFund VP Small-Cap	153,539	73,395
ProFund VP Small-Cap Value	143,976	75,733
ProFund VP U.S. Government Plus	357,836	355,911
ProFund VP UltraNASDAQ-100	8,386,207	7,499,529
ProFund VP UltraSmall-Cap	5,079,597	5,359,968

28

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2025

3. Investments (continued)

Subaccount	Purchases	Sales
ProFund VP Utilities	302,937	243,804
TA Aegon Bond Initial Class	$676,164	$548,278
TA Aegon Core Bond Initial Class	164,079	179,681
TA Aegon High Yield Bond Initial Class	381,454	334,096
TA Aegon Sustainable Equity Income Initial Class	379,940	273,856
TA Aegon U.S. Government Securities Initial Class	98,283	118,729
TA BlackRock Government Money Market Initial Class	697,113	684,923
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	37,291	56,919
TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	18,761	49,085
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	298,696	471,198
TA BlackRock iShares Edge 40 Initial Class	18,647	12,324
TA BlackRock iShares Tactical - Balanced Initial Class	47,785	89,717
TA BlackRock iShares Tactical - Conservative Initial Class	85,664	90,748
TA BlackRock iShares Tactical - Growth Initial Class	128,486	184,840
TA BlackRock Real Estate Securities Initial Class	85,679	104,891
TA BlackRock Tactical Allocation Initial Class	263,935	268,841
TA Goldman Sachs Managed Risk - Balanced ETF Initial Class	808	1,503
TA Goldman Sachs Managed Risk - Conservative ETF Initial Class	-	-
TA Goldman Sachs Managed Risk - Growth ETF Initial Class	131,452	131,706
TA International Focus Initial Class	350,917	430,786
TA Janus Balanced Initial Class	115,617	71,153
TA Janus Mid-Cap Growth Initial Class	2,396,680	2,438,057
TA JPMorgan Asset Allocation - Conservative Initial Class	83,546	129,096
TA JPMorgan Asset Allocation - Moderate Initial Class	516,571	441,741
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	2,839,523	3,712,810
TA JPMorgan Diversified Equity Allocation Initial Class	4,181,607	4,038,350
TA JPMorgan Enhanced Index Initial Class	673,246	359,864
TA JPMorgan International Moderate Growth Initial Class	171,622	152,032
TA JPMorgan Tactical Allocation Initial Class	219,234	141,270
TA Morgan Stanley Capital Growth Initial Class	783,652	593,188
TA Morgan Stanley Global Allocation Initial Class	38,863	102,781
TA Multi-Managed Balanced Initial Class	432,294	293,171
TA Small/Mid Cap Value Initial Class	1,084,505	781,588
TA T. Rowe Price Small Cap Initial Class	1,119,320	972,350
TA TSW Mid Cap Value Opportunities Initial Class	106,073	20,769
TA WMC US Growth Initial Class	7,753,041	3,669,480

29

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2025			Year Ended December 31, 2024
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
AB Balanced Hedged Allocation Class B Shares	43	(74)	(31)	128	(150)	(22)
American Funds - Growth Class 2 Shares	4	-	4	5	(1)	4
American Funds - Growth-Income Class 2 Shares	15	(14)	1	20	(20)	-
American Funds - International Class 2 Shares	45	(25)	20	53	(37)	16
Fidelity® VIP Contrafund® Service Class 2	1,504	(2,050)	(546)	413	(724)	(311)
Fidelity® VIP Equity-Income Service Class 2	572	(2,050)	(1,478)	465	(2,209)	(1,744)
Fidelity® VIP Growth Opportunities Service Class 2	1,024	(3,045)	(2,021)	975	(519)	456
Fidelity® VIP Index 500 Service Class 2	43,747	(44,115)	(368)	30,171	(17,565)	12,606
Franklin Allocation Class 4 Shares	212	(1,459)	(1,247)	782	(594)	188
ProFund Access VP High Yield	657	(716)	(59)	888	(1,139)	(251)
ProFund VP Asia 30	104,781	(94,682)	10,099	116,159	(112,369)	3,790
ProFund VP Bull	99	(1,861)	(1,762)	2,152	(202)	1,950
ProFund VP Communication Services	2,615	(2,644)	(29)	252	(2,359)	(2,107)
ProFund VP Consumer Discretionary	5,139	(5,064)	75	382	(992)	(610)
ProFund VP Emerging Markets	65,974	(36,411)	29,563	22,771	(26,961)	(4,190)
ProFund VP Energy	40,509	(49,465)	(8,956)	145,084	(152,633)	(7,549)
ProFund VP Europe 30	33,552	(29,691)	3,861	1,321	(2,521)	(1,200)
ProFund VP Falling U.S. Dollar	35,922	(38,818)	(2,896)	9,076	(6,253)	2,823
ProFund VP Financials	694	(3,864)	(3,170)	14,260	(18,648)	(4,388)
ProFund VP Government Money Market	26,805	(15,480)	11,325	26,533	(26,255)	278
ProFund VP International	19,011	(8,558)	10,453	11,350	(12,182)	(832)
ProFund VP Japan	18,200	(14,469)	3,731	5,898	(5,867)	31
ProFund VP Materials	4,695	(7,587)	(2,892)	11,729	(11,674)	55
ProFund VP Mid-Cap	2,199	(2,265)	(66)	8,600	(10,372)	(1,772)
ProFund VP NASDAQ-100	13,368	(14,804)	(1,436)	14,232	(15,023)	(791)
ProFund VP Pharmaceuticals	31,349	(32,139)	(790)	1,595	(3,719)	(2,124)
ProFund VP Precious Metals	552,619	(549,239)	3,380	397,818	(412,153)	(14,335)

30

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2025			Year Ended December 31, 2024
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
ProFund VP Short Emerging Markets	286,756	(7,503)	279,253	310,699	(311,539)	(840)
ProFund VP Short International	43	(822)	(779)	38	(44)	(6)
ProFund VP Short NASDAQ-100	21,226,248	(20,914,973)	311,275	15,525,174	(15,973,977)	(448,803)
ProFund VP Short Small-Cap	5,530,403	(5,530,403)	-	4,574,086	(5,040,988)	(466,902)
ProFund VP Small-Cap	5,217	(2,551)	2,666	7,634	(10,785)	(3,151)
ProFund VP Small-Cap Value	4,621	(2,514)	2,107	5,809	(7,752)	(1,943)
ProFund VP U.S. Government Plus	32,852	(33,009)	(157)	9,688	(15,322)	(5,634)
ProFund VP UltraNASDAQ-100	31,705	(29,477)	2,228	27,169	(27,677)	(508)
ProFund VP UltraSmall-Cap	185,307	(193,117)	(7,810)	154,785	(155,077)	(292)
ProFund VP Utilities	10,761	(8,710)	2,051	24,721	(21,887)	2,834
TA Aegon Bond Initial Class	36,735	(32,054)	4,681	33,144	(26,548)	6,596
TA Aegon Core Bond Initial Class	8,431	(11,098)	(2,667)	2,166	(2,786)	(620)
TA Aegon High Yield Bond Initial Class	10,776	(11,345)	(569)	2,146	(1,689)	457
TA Aegon Sustainable Equity Income Initial Class	9,321	(7,537)	1,784	10,375	(8,969)	1,406
TA Aegon U.S. Government Securities Initial Class	6,315	(8,312)	(1,997)	530	(356)	174
TA BlackRock Government Money Market Initial Class	52,780	(56,609)	(3,829)	36,339	(13,238)	23,101
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	2,269	(3,780)	(1,511)	308	(332)	(24)
TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	964	(3,064)	(2,100)	1,522	(478)	1,044
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	16,690	(29,116)	(12,426)	8,650	(8,286)	364
TA BlackRock iShares Edge 40 Initial Class	654	(545)	109	463	(227)	236
TA BlackRock iShares Tactical - Balanced Initial Class	2,074	(4,751)	(2,677)	2,939	(2,300)	639
TA BlackRock iShares Tactical - Conservative Initial Class	4,830	(5,758)	(928)	1,799	(2,456)	(657)
TA BlackRock iShares Tactical - Growth Initial Class	5,773	(9,019)	(3,246)	3,296	(10,052)	(6,756)
TA BlackRock Real Estate Securities Initial Class	2,824	(4,158)	(1,334)	2,020	(3,669)	(1,649)
TA BlackRock Tactical Allocation Initial Class	9,237	(12,558)	(3,321)	4,503	(4,895)	(392)
TA Goldman Sachs Managed Risk - Balanced ETF Initial Class	19	(71)	(52)	40	(46)	(6)
TA Goldman Sachs Managed Risk - Conservative ETF Initial Class	-	-	-	-	-	-

31

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements

 4. Change in Units (continued)
	Year Ended December 31, 2025			Year Ended December 31, 2024
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA Goldman Sachs Managed Risk - Growth ETF Initial Class	4,263	(5,253)	(990)	1,432	(1,291)	141
TA International Focus Initial Class	9,257	(22,901)	(13,644)	4,201	(9,035)	(4,834)
TA Janus Balanced Initial Class	2,322	(2,443)	(121)	1,599	(2,221)	(622)
TA Janus Mid-Cap Growth Initial Class	13,916	(39,823)	(25,907)	16,000	(30,990)	(14,990)
TA JPMorgan Asset Allocation - Conservative Initial Class	2,354	(5,377)	(3,023)	2,977	(3,025)	(48)
TA JPMorgan Asset Allocation - Moderate Initial Class	12,102	(15,695)	(3,593)	7,697	(14,973)	(7,276)
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	65,282	(111,700)	(46,418)	33,718	(63,120)	(29,402)
TA JPMorgan Diversified Equity Allocation Initial Class	63,011	(89,947)	(26,936)	43,177	(68,583)	(25,406)
TA JPMorgan Enhanced Index Initial Class	7,614	(4,991)	2,623	4,658	(1,263)	3,395
TA JPMorgan International Moderate Growth Initial Class	7,645	(8,413)	(768)	8,282	(14,405)	(6,123)
TA JPMorgan Tactical Allocation Initial Class	10,263	(7,754)	2,509	11,892	(13,019)	(1,127)
TA Morgan Stanley Capital Growth Initial Class	8,291	(6,201)	2,090	4,977	(13,733)	(8,756)
TA Morgan Stanley Global Allocation Initial Class	652	(4,955)	(4,303)	667	(846)	(179)
TA Multi-Managed Balanced Initial Class	4,030	(5,889)	(1,859)	1,844	(4,237)	(2,393)
TA Small/Mid Cap Value Initial Class	6,028	(11,291)	(5,263)	11,641	(25,965)	(14,324)
TA T. Rowe Price Small Cap Initial Class	10,649	(13,682)	(3,033)	14,658	(14,988)	(330)
TA TSW Mid Cap Value Opportunities Initial Class	-	(340)	(340)	-	(415)	(415)
TA WMC US Growth Initial Class	14,086	(41,449)	(27,363)	16,565	(26,987)	(10,422)

32

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2025			Year Ended December 31, 2024
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
AB Balanced Hedged Allocation Class B Shares	$1,334	$(2,316)	$(982)	$3,556	$(4,131)	$(575)
American Funds - Growth Class 2 Shares	198	-	198	208	1	209
American Funds - Growth-Income Class 2 Shares	570	(530)	40	629	(614)	15
American Funds - International Class 2 Shares	714	(383)	331	787	(559)	228
Fidelity® VIP Contrafund® Service Class 2	120,894	(143,689)	(22,795)	26,345	(44,018)	(17,673)
Fidelity® VIP Equity-Income Service Class 2	25,221	(83,318)	(58,097)	18,022	(83,330)	(65,308)
Fidelity® VIP Growth Opportunities Service Class 2	73,216	(212,375)	(139,159)	59,766	(32,537)	27,229
Fidelity® VIP Index 500 Service Class 2	2,953,938	(2,989,760)	(35,822)	1,842,257	(1,009,842)	832,415
Franklin Allocation Class 4 Shares	6,965	(50,972)	(44,007)	22,118	(17,009)	5,109
ProFund Access VP High Yield	15,202	(16,072)	(870)	18,980	(23,731)	(4,751)
ProFund VP Asia 30	1,192,156	(1,100,814)	91,342	1,162,333	(1,133,947)	28,386
ProFund VP Bull	4,549	(74,197)	(69,648)	92,788	(9,244)	83,544
ProFund VP Communication Services	67,152	(67,437)	(285)	5,269	(52,204)	(46,935)
ProFund VP Consumer Discretionary	261,290	(268,297)	(7,007)	17,281	(44,745)	(27,464)
ProFund VP Emerging Markets	688,996	(403,359)	285,637	198,670	(232,302)	(33,632)
ProFund VP Energy	464,114	(585,120)	(121,006)	1,700,410	(1,827,644)	(127,234)
ProFund VP Europe 30	492,031	(441,165)	50,866	17,865	(38,696)	(20,831)
ProFund VP Falling U.S. Dollar	201,931	(215,911)	(13,980)	47,954	(33,064)	14,890
ProFund VP Financials	18,276	(109,923)	(91,647)	361,929	(447,693)	(85,764)
ProFund VP Government Money Market	286,130	(167,297)	118,833	284,049	(275,536)	8,513
ProFund VP International	240,363	(110,669)	129,694	124,561	(135,548)	(10,987)
ProFund VP Japan	426,481	(357,281)	69,200	133,616	(126,462)	7,154
ProFund VP Materials	89,326	(140,328)	(51,002)	213,255	(219,155)	(5,900)
ProFund VP Mid-Cap	69,955	(68,970)	985	254,615	(313,700)	(59,085)
ProFund VP NASDAQ-100	1,457,550	(1,535,640)	(78,090)	1,364,983	(1,420,533)	(55,550)
ProFund VP Pharmaceuticals	757,666	(789,359)	(31,693)	41,956	(99,020)	(57,064)
ProFund VP Precious Metals	4,614,860	(4,633,743)	(18,883)	2,039,293	(2,091,156)	(51,863)

33

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2025			Year Ended December 31, 2024
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
ProFund VP Short Emerging Markets	403,941	(13,008)	390,933	540,779	(549,664)	(8,885)
ProFund VP Short International	$89	$(1,072)	$(983)	$85	$(57)	$28
ProFund VP Short NASDAQ-100	6,205,356	(6,139,451)	65,905	5,002,415	(5,132,414)	(129,999)
ProFund VP Short Small-Cap	3,929,291	(3,891,642)	37,649	3,384,489	(3,734,448)	(349,959)
ProFund VP Small-Cap	152,319	(72,641)	79,678	211,283	(280,271)	(68,988)
ProFund VP Small-Cap Value	139,245	(75,398)	63,847	167,546	(215,191)	(47,645)
ProFund VP U.S. Government Plus	356,281	(355,733)	548	115,012	(177,127)	(62,115)
ProFund VP UltraNASDAQ-100	8,002,623	(7,489,159)	513,464	5,679,929	(5,878,522)	(198,593)
ProFund VP UltraSmall-Cap	5,077,745	(5,359,176)	(281,431)	4,101,005	(4,059,973)	41,032
ProFund VP Utilities	299,989	(242,914)	57,075	529,989	(477,915)	52,074
TA Aegon Bond Initial Class	645,804	(545,596)	100,208	558,059	(441,010)	117,049
TA Aegon Core Bond Initial Class	149,658	(176,719)	(27,061)	35,889	(46,745)	(10,856)
TA Aegon High Yield Bond Initial Class	317,160	(329,861)	(12,701)	59,346	(44,702)	14,644
TA Aegon Sustainable Equity Income Initial Class	341,382	(265,673)	75,709	334,365	(294,397)	39,968
TA Aegon U.S. Government Securities Initial Class	93,744	(118,002)	(24,258)	7,383	(5,017)	2,366
TA BlackRock Government Money Market Initial Class	644,904	(679,467)	(34,563)	423,593	(154,343)	269,250
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	35,709	(56,472)	(20,763)	4,529	(4,712)	(183)
TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	16,300	(48,411)	(32,111)	22,368	(7,148)	15,220
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	279,342	(466,966)	(187,624)	136,923	(125,900)	11,023
TA BlackRock iShares Edge 40 Initial Class	14,688	(12,093)	2,595	9,613	(4,696)	4,917
TA BlackRock iShares Tactical - Balanced Initial Class	38,414	(88,642)	(50,228)	50,779	(35,978)	14,801
TA BlackRock iShares Tactical - Conservative Initial Class	79,557	(89,645)	(10,088)	26,871	(36,925)	(10,054)
TA BlackRock iShares Tactical - Growth Initial Class	120,593	(183,609)	(63,016)	61,332	(173,884)	(112,552)
TA BlackRock Real Estate Securities Initial Class	71,428	(102,373)	(30,945)	48,242	(85,987)	(37,745)
TA BlackRock Tactical Allocation Initial Class	206,102	(265,760)	(59,658)	91,081	(96,080)	(4,999)

34

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2025			Year Ended December 31, 2024
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
TA Goldman Sachs Managed Risk - Balanced ETF Initial Class	380	(1,491)	(1,111)	781	(902)	(121)
TA Goldman Sachs Managed Risk - Conservative ETF Initial Class	$-	$-	$-	$-	$-	$-
TA Goldman Sachs Managed Risk - Growth ETF Initial Class	101,653	(130,547)	(28,894)	33,830	(31,807)	2,023
TA International Focus Initial Class	169,093	(426,183)	(257,090)	76,114	(163,136)	(87,022)
TA Janus Balanced Initial Class	70,025	(69,775)	250	43,853	(58,811)	(14,958)
TA Janus Mid-Cap Growth Initial Class	826,780	(2,372,047)	(1,545,267)	902,527	(1,709,673)	(807,146)
TA JPMorgan Asset Allocation - Conservative Initial Class	53,434	(126,283)	(72,849)	62,804	(65,817)	(3,013)
TA JPMorgan Asset Allocation - Moderate Initial Class	336,209	(426,437)	(90,228)	194,561	(380,696)	(186,135)
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	2,175,441	(3,655,276)	(1,479,835)	1,021,340	(1,904,188)	(882,848)
TA JPMorgan Diversified Equity Allocation Initial Class	2,779,887	(3,960,785)	(1,180,898)	1,671,895	(2,635,019)	(963,124)
TA JPMorgan Enhanced Index Initial Class	522,928	(356,300)	166,628	297,417	(76,754)	220,663
TA JPMorgan International Moderate Growth Initial Class	130,820	(149,442)	(18,622)	133,143	(231,675)	(98,532)
TA JPMorgan Tactical Allocation Initial Class	185,673	(137,324)	48,349	198,745	(219,460)	(20,715)
TA Morgan Stanley Capital Growth Initial Class	796,655	(563,385)	233,270	325,125	(831,292)	(506,167)
TA Morgan Stanley Global Allocation Initial Class	13,017	(101,573)	(88,556)	12,074	(14,793)	(2,719)
TA Multi-Managed Balanced Initial Class	194,818	(286,242)	(91,424)	81,260	(186,063)	(104,803)
TA Small/Mid Cap Value Initial Class	413,503	(762,966)	(349,463)	765,556	(1,670,945)	(905,389)
TA T. Rowe Price Small Cap Initial Class	764,393	(963,910)	(199,517)	959,232	(1,004,757)	(45,525)
TA TSW Mid Cap Value Opportunities Initial Class	-	(17,907)	(17,907)	-	(19,899)	(19,899)
TA WMC US Growth Initial Class	1,168,239	(3,466,426)	(2,298,187)	1,233,486	(1,939,964)	(706,478)

35

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2025

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance. These charges are discussed in more detail in the individual's policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

AB Balanced Hedged Allocation Class B Shares
12/31/2025	2,551	$34.02	to	$28.71	$ 86,492	1.90%	0.00%	to	1.50%	17.36%	to	15.63%
12/31/2024	2,582	28.99	to	24.83	74,800	1.78	0.30	to	1.50	8.25	to	6.96
12/31/2023	2,604	26.77	to	23.21	69,652	0.83	0.30	to	1.50	12.32	to	11.00
12/31/2022	2,635	23.83	to	20.91	62,755	3.09	0.30	to	1.50	(19.41)	to	(20.36)
12/31/2021	2,848	29.57	to	26.26	81,292	0.26	0.30	to	1.50	13.03	to	11.69
American Funds - Growth Class 2 Shares
12/31/2025	78	61.10	to	61.10	4,769	0.15	0.00	to	0.00	20.23	to	20.23
12/31/2024	74	50.82	to	50.82	3,781	0.34	0.00	to	0.00	31.63	to	31.63
12/31/2023	70	38.61	to	38.61	2,689	0.38	0.00	to	0.00	38.48	to	38.48
12/31/2022	63	27.88	to	27.88	1,756	0.34	0.00	to	0.00	(29.94)	to	(29.94)
12/31/2021	56	39.79	to	39.79	2,230	0.23	0.00	to	0.00	21.99	to	21.99
American Funds - Growth-Income Class 2 Shares
12/31/2025	73	40.62	to	40.62	2,970	0.96	0.00	to	0.00	18.06	to	18.06
12/31/2024	72	34.40	to	34.40	2,493	1.11	0.00	to	0.00	24.23	to	24.23
12/31/2023	72	27.69	to	27.69	1,981	1.34	0.00	to	0.00	26.14	to	26.14
12/31/2022	79	21.96	to	21.96	1,734	1.42	0.00	to	0.00	(16.49)	to	(16.49)
12/31/2021	61	26.29	to	26.29	1,616	0.97	0.00	to	0.00	24.10	to	24.10
American Funds - International Class 2 Shares
12/31/2025	231	18.26	to	18.26	4,221	1.45	0.00	to	0.00	26.76	to	26.76
12/31/2024	211	14.40	to	14.40	3,044	1.21	0.00	to	0.00	3.16	to	3.16
12/31/2023	195	13.96	to	13.96	2,721	1.35	0.00	to	0.00	15.84	to	15.84
12/31/2022	183	12.05	to	12.05	2,202	1.95	0.00	to	0.00	(20.79)	to	(20.79)
12/31/2021	134	15.22	to	15.22	2,040	2.27	0.00	to	0.00	(1.50)	to	(1.50)
Fidelity® VIP Contrafund® Service Class 2
12/31/2025	21,649	87.25	to	82.57	1,820,538	-	0.30	to	0.90	20.83	to	20.11
12/31/2024	22,195	72.21	to	68.74	1,551,263	0.03	0.30	to	0.90	33.05	to	32.25
12/31/2023	22,506	54.27	to	51.98	1,187,475	0.26	0.30	to	0.90	32.72	to	31.93
12/31/2022	22,471	40.89	to	39.40	897,301	0.27	0.30	to	0.90	(26.71)	to	(27.14)
12/31/2021	22,911	55.79	to	54.07	1,253,720	0.03	0.30	to	0.90	27.13	to	26.37
Fidelity® VIP Equity-Income Service Class 2
12/31/2025	13,892	50.09	to	47.40	671,400	1.64	0.30	to	0.90	18.39	to	17.69
12/31/2024	15,370	42.31	to	40.28	630,060	1.60	0.30	to	0.90	14.71	to	14.03
12/31/2023	17,114	36.88	to	35.32	614,115	1.73	0.30	to	0.90	10.05	to	9.40
12/31/2022	17,426	33.51	to	32.29	570,685	1.75	0.30	to	0.90	(5.53)	to	(6.09)
12/31/2021	16,906	35.48	to	34.38	588,563	1.68	0.30	to	0.90	24.23	to	23.49
Fidelity® VIP Growth Opportunities Service Class 2
12/31/2025	13,217	86.20	to	81.57	1,099,698	-	0.30	to	0.90	21.27	to	20.55
12/31/2024	15,238	71.08	to	67.66	1,049,781	-	0.30	to	0.90	38.14	to	37.32
12/31/2023	14,782	51.45	to	49.28	740,274	-	0.30	to	0.90	44.87	to	44.01
12/31/2022	13,427	35.52	to	34.22	466,297	-	0.30	to	0.90	(38.50)	to	(38.87)
12/31/2021	13,205	57.75	to	55.97	748,249	-	0.30	to	0.90	11.34	to	10.67
Fidelity® VIP Index 500 Service Class 2
12/31/2025	100,338	80.31	to	74.96	7,625,090	0.91	0.00	to	1.50	17.48	to	15.75
12/31/2024	100,706	68.36	to	64.76	6,541,121	1.11	0.00	to	1.50	24.59	to	22.74
12/31/2023	88,100	54.87	to	52.77	4,615,476	1.29	0.00	to	1.50	25.88	to	24.03
12/31/2022	83,913	43.59	to	42.55	3,482,330	1.25	0.00	to	1.50	(18.42)	to	(19.62)
12/31/2021	76,420	53.43	to	52.93	3,911,275	1.05	0.00	to	1.50	28.26	to	26.36

36

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2025

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

Franklin Allocation Class 4 Shares
12/31/2025	1,122	$35.55	to	$30.01	$ 39,356	1.87%	0.00%	to	1.50%	12.53%	to	10.86%
12/31/2024	2,369	31.60	to	27.07	74,367	1.95	0.00	to	1.50	8.56	to	7.27
12/31/2023	2,181	29.09	to	25.23	63,069	1.31	0.30	to	1.50	14.28	to	12.93
12/31/2022	2,029	25.46	to	22.34	51,363	1.49	0.30	to	1.50	(16.44)	to	(17.43)
12/31/2021	1,879	30.47	to	27.06	56,797	1.56	0.30	to	1.50	11.20	to	9.89
ProFund Access VP High Yield
12/31/2025	2,385	24.15	to	21.39	57,213	2.42	0.00	to	1.50	6.24	to	4.67
12/31/2024	2,444	22.73	to	20.43	54,945	5.86	0.00	to	1.50	5.99	to	4.73
12/31/2023	2,695	21.44	to	19.51	56,006	5.25	0.30	to	1.50	10.10	to	8.80
12/31/2022	2,571	19.47	to	17.93	49,659	2.98	0.30	to	1.50	(8.24)	to	(9.32)
12/31/2021	3,320	21.22	to	19.78	69,378	2.42	0.30	to	1.50	(0.03)	to	(1.21)
ProFund VP Asia 30
12/31/2025	59,387	12.82	to	21.94	791,395	4.68	0.00	to	1.50	24.12	to	22.29
12/31/2024	49,288	10.33	to	17.94	545,974	0.97	0.00	to	1.50	11.22	to	9.90
12/31/2023	45,498	9.28	to	16.32	460,348	0.10	0.30	to	1.50	4.00	to	2.78
12/31/2022	48,390	8.92	to	15.88	469,301	0.49	0.30	to	1.50	(24.65)	to	(25.54)
12/31/2021	41,119	11.84	to	21.33	535,532	-	0.30	to	1.50	(18.76)	to	(19.73)
ProFund VP Bull
12/31/2025	4,097	50.32	to	56.73	200,245	0.37	0.00	to	1.50	15.56	to	13.86
12/31/2024	5,859	43.55	to	49.83	251,575	0.68	0.00	to	1.50	22.13	to	20.68
12/31/2023	3,909	35.64	to	41.29	136,544	-	0.30	to	1.50	23.37	to	21.92
12/31/2022	3,973	28.89	to	33.87	112,648	-	0.30	to	1.50	(19.98)	to	(20.92)
12/31/2021	3,868	36.10	to	42.83	136,367	-	0.30	to	1.50	25.96	to	24.47
ProFund VP Communication Services
12/31/2025	3,073	28.38	to	32.76	88,559	-	0.00	to	1.50	20.91	to	19.13
12/31/2024	3,102	23.47	to	27.50	73,663	-	0.00	to	1.50	32.24	to	30.67
12/31/2023	5,209	17.75	to	21.04	94,062	0.95	0.30	to	1.50	31.42	to	29.88
12/31/2022	4,819	13.50	to	16.20	66,522	2.06	0.30	to	1.50	(21.45)	to	(22.38)
12/31/2021	1,241	17.19	to	20.87	24,577	0.84	0.30	to	1.50	18.06	to	16.66
ProFund VP Consumer Discretionary
12/31/2025	4,597	57.02	to	69.57	267,199	-	0.00	to	1.50	5.51	to	3.95
12/31/2024	4,522	54.05	to	66.93	256,287	-	0.00	to	1.50	24.06	to	22.59
12/31/2023	5,132	43.55	to	54.59	234,409	-	0.30	to	1.50	31.66	to	30.11
12/31/2022	5,245	33.08	to	41.96	180,785	-	0.30	to	1.50	(31.74)	to	(32.54)
12/31/2021	5,681	48.45	to	62.20	283,463	-	0.30	to	1.50	9.90	to	8.60
ProFund VP Emerging Markets
12/31/2025	33,714	12.14	to	22.25	405,769	1.18	0.00	to	1.50	36.13	to	34.12
12/31/2024	4,151	8.92	to	16.59	38,259	4.10	0.00	to	1.50	7.53	to	6.25
12/31/2023	8,341	8.29	to	15.61	70,430	1.35	0.30	to	1.50	14.97	to	13.61
12/31/2022	27,898	7.21	to	13.74	202,105	0.45	0.30	to	1.50	(16.44)	to	(17.43)
12/31/2021	7,046	8.63	to	16.64	69,120	-	0.30	to	1.50	(18.26)	to	(19.23)
ProFund VP Energy
12/31/2025	23,592	12.59	to	16.67	302,760	1.86	0.00	to	1.50	5.86	to	4.30
12/31/2024	32,548	11.89	to	15.98	401,653	1.89	0.00	to	1.50	3.46	to	2.23
12/31/2023	40,097	11.49	to	15.63	495,155	2.38	0.30	to	1.50	(2.79)	to	(3.93)
12/31/2022	61,634	11.82	to	16.27	751,560	1.09	0.30	to	1.50	58.95	to	57.08
12/31/2021	56,714	7.43	to	10.36	435,697	2.11	0.30	to	1.50	51.48	to	49.69
ProFund VP Europe 30
12/31/2025	4,267	17.13	to	24.25	72,582	0.93	0.00	to	1.50	29.59	to	27.68
12/31/2024	406	13.22	to	19.00	6,122	0.83	0.00	to	1.50	4.04	to	2.80
12/31/2023	1,606	12.70	to	18.48	25,621	0.80	0.30	to	1.50	17.12	to	15.74
12/31/2022	1,781	10.84	to	15.97	23,818	1.66	0.30	to	1.50	(8.04)	to	(9.12)
12/31/2021	1,522	11.79	to	17.57	22,509	0.34	0.30	to	1.50	24.16	to	22.69

37

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2025
5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

ProFund VP Falling U.S. Dollar
12/31/2025	1,746	$5.60	to	$5.39	$ 9,743	9.25%	0.00%	to	1.50%	10.81%	to	9.17%
12/31/2024	4,642	5.05	to	4.94	23,444	1.94	0.00	to	1.50	(5.41)	to	(6.53)
12/31/2023	1,819	5.34	to	5.28	9,714	-	0.30	to	1.50	2.94	to	1.72
12/31/2022	518	5.19	to	5.19	2,688	-	0.30	to	1.50	(9.03)	to	(10.11)
12/31/2021	3,054	5.70	to	5.78	17,205	-	0.30	to	1.50	(8.31)	to	(9.39)
ProFund VP Financials
12/31/2025	4,875	28.13	to	40.37	139,909	0.01	0.00	to	1.50	12.90	to	11.24
12/31/2024	8,045	24.91	to	36.30	210,587	0.30	0.00	to	1.50	28.06	to	26.54
12/31/2023	12,433	19.45	to	28.68	252,438	0.46	0.30	to	1.50	13.54	to	12.21
12/31/2022	13,741	17.13	to	25.56	245,038	0.09	0.30	to	1.50	(15.39)	to	(16.39)
12/31/2021	14,034	20.24	to	30.58	299,445	0.36	0.30	to	1.50	29.71	to	28.18
ProFund VP Government Money Market
12/31/2025	37,624	11.14	to	8.90	408,312	3.21	0.00	to	1.50	3.27	to	1.75
12/31/2024	26,299	10.78	to	8.75	278,938	4.18	0.00	to	1.50	3.99	to	2.75
12/31/2023	26,021	10.37	to	8.52	262,299	4.08	0.30	to	1.50	3.84	to	2.61
12/31/2022	24,827	9.98	to	8.30	240,886	0.98	0.30	to	1.50	0.74	to	(0.45)
12/31/2021	20,307	9.91	to	8.34	194,561	0.01	0.30	to	1.50	(0.29)	to	(1.47)
ProFund VP International
12/31/2025	11,809	13.50	to	19.83	158,688	2.15	0.00	to	1.50	27.97	to	26.08
12/31/2024	1,356	10.55	to	15.73	15,712	2.09	0.00	to	1.50	0.57	to	(0.62)
12/31/2023	2,188	10.49	to	15.83	29,304	-	0.30	to	1.50	15.21	to	13.85
12/31/2022	18,465	9.10	to	13.90	169,237	-	0.30	to	1.50	(16.70)	to	(17.68)
12/31/2021	862	10.93	to	16.89	11,055	-	0.30	to	1.50	8.50	to	7.21
ProFund VP Japan
12/31/2025	4,817	29.48	to	40.69	141,531	0.57	0.00	to	1.50	30.69	to	28.76
12/31/2024	1,086	22.56	to	31.60	29,536	1.87	0.00	to	1.50	21.85	to	20.40
12/31/2023	1,055	18.50	to	26.25	22,862	-	0.30	to	1.50	34.11	to	32.53
12/31/2022	11,444	13.80	to	19.80	157,696	-	0.30	to	1.50	(10.19)	to	(11.25)
12/31/2021	-	15.36	to	22.32	-	-	0.30	to	1.50	3.58	to	2.36
ProFund VP Materials
12/31/2025	8,494	19.30	to	31.81	161,636	0.20	0.00	to	1.50	8.05	to	6.45
12/31/2024	11,386	17.86	to	29.88	204,475	0.38	0.00	to	1.50	(1.84)	to	(3.01)
12/31/2023	11,331	18.19	to	30.81	206,264	0.49	0.30	to	1.50	12.04	to	10.72
12/31/2022	7,351	16.23	to	27.82	119,026	0.22	0.30	to	1.50	(9.41)	to	(10.48)
12/31/2021	11,583	17.92	to	31.08	202,990	0.23	0.30	to	1.50	25.25	to	23.77
ProFund VP Mid-Cap
12/31/2025	3,941	32.25	to	42.41	126,566	3.87	0.00	to	1.50	4.78	to	3.23
12/31/2024	4,007	30.77	to	41.08	123,082	1.91	0.00	to	1.50	10.80	to	9.48
12/31/2023	5,779	27.77	to	37.52	165,498	-	0.30	to	1.50	13.49	to	12.15
12/31/2022	5,194	24.47	to	33.46	126,966	-	0.30	to	1.50	(15.17)	to	(16.17)
12/31/2021	7,398	28.84	to	39.91	212,634	-	0.30	to	1.50	21.84	to	20.40
ProFund VP NASDAQ-100
12/31/2025	41,954	123.89	to	126.53	5,152,763	0.38	0.00	to	1.50	18.62	to	16.87
12/31/2024	43,390	104.45	to	108.27	4,522,025	0.39	0.00	to	1.50	23.06	to	21.60
12/31/2023	44,181	84.85	to	89.04	3,748,643	-	0.30	to	1.50	51.72	to	49.94
12/31/2022	39,115	55.92	to	59.38	2,143,134	-	0.30	to	1.50	(34.11)	to	(34.89)
12/31/2021	39,250	84.87	to	91.20	3,285,239	-	0.30	to	1.50	24.43	to	22.96
ProFund VP Pharmaceuticals
12/31/2025	4,828	33.62	to	34.85	162,008	0.23	0.00	to	1.50	29.34	to	27.44
12/31/2024	5,618	25.99	to	27.35	148,090	-	0.00	to	1.50	3.10	to	1.87
12/31/2023	7,742	25.21	to	26.84	200,395	0.52	0.30	to	1.50	(5.77)	to	(6.89)
12/31/2022	7,820	26.75	to	28.83	214,655	0.08	0.30	to	1.50	(6.41)	to	(7.51)
12/31/2021	9,826	28.58	to	31.17	287,919	0.28	0.30	to	1.50	10.87	to	9.56
38

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2025
5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

ProFund VP Precious Metals
12/31/2025	24,556	$12.17	to	$25.91	$ 299,961	1.59%	0.00%	to	1.50%	150.31%	to	146.63%
12/31/2024	21,176	4.86	to	10.51	108,180	3.57	0.00	to	1.50	6.26	to	4.99
12/31/2023	35,511	4.57	to	10.01	169,598	-	0.30	to	1.50	1.18	to	(0.02)
12/31/2022	34,958	4.52	to	10.01	165,804	-	0.30	to	1.50	(11.29)	to	(12.33)
12/31/2021	33,152	5.10	to	11.42	188,220	-	0.30	to	1.50	(9.21)	to	(10.28)
ProFund VP Short Emerging Markets
12/31/2025	279,862	1.41	to	0.71	391,814	1.16	0.00	to	1.50	(26.15)	to	(27.24)
12/31/2024	609	1.91	to	0.98	1,163	1.14	0.00	to	1.50	(4.93)	to	(6.06)
12/31/2023	1,449	2.01	to	1.04	2,901	0.32	0.30	to	1.50	(12.04)	to	(13.08)
12/31/2022	19,057	2.28	to	1.20	43,434	-	0.30	to	1.50	6.37	to	5.12
12/31/2021	30,179	2.15	to	1.14	64,682	-	0.30	to	1.50	9.63	to	8.33
ProFund VP Short International
12/31/2025	881	1.89	to	1.09	1,365	0.80	0.00	to	1.50	(20.81)	to	(21.98)
12/31/2024	1,660	2.39	to	1.39	2,779	3.75	0.00	to	1.50	3.19	to	1.96
12/31/2023	1,666	2.31	to	1.37	2,685	1.71	0.30	to	1.50	(10.56)	to	(11.62)
12/31/2022	1,300	2.58	to	1.55	2,462	-	0.30	to	1.50	12.12	to	10.80
12/31/2021	368	2.30	to	1.40	848	-	0.30	to	1.50	(13.66)	to	(14.68)
ProFund VP Short NASDAQ-100
12/31/2025	336,549	0.26	to	0.17	85,330	3.14	0.00	to	1.50	(15.80)	to	(17.05)
12/31/2024	25,274	0.30	to	0.21	7,250	6.47	0.00	to	1.50	(16.46)	to	(17.45)
12/31/2023	474,077	0.36	to	0.25	167,208	-	0.30	to	1.50	(32.60)	to	(33.40)
12/31/2022	291,721	0.54	to	0.38	156,478	-	0.30	to	1.50	34.66	to	33.08
12/31/2021	516,277	0.40	to	0.28	206,076	-	0.30	to	1.50	(25.35)	to	(26.24)
ProFund VP Short Small-Cap
12/31/2025	275	0.65	to	0.43	171	31.61	0.00	to	1.50	(10.08)	to	(11.41)
12/31/2024	275	0.72	to	0.49	192	6.30	0.00	to	1.50	(6.79)	to	(7.90)
12/31/2023	467,177	0.78	to	0.53	358,140	0.24	0.30	to	1.50	(11.14)	to	(12.19)
12/31/2022	52,302	0.87	to	0.60	45,628	-	0.30	to	1.50	17.46	to	16.07
12/31/2021	52,683	0.74	to	0.52	38,228	-	0.30	to	1.50	(19.29)	to	(20.25)
ProFund VP Small-Cap
12/31/2025	9,202	30.25	to	36.42	279,152	0.86	0.00	to	1.50	10.86	to	9.23
12/31/2024	6,536	27.29	to	33.34	182,092	1.20	0.00	to	1.50	9.13	to	7.83
12/31/2023	9,687	25.00	to	30.92	241,545	-	0.30	to	1.50	14.57	to	13.21
12/31/2022	5,850	21.82	to	27.31	127,640	-	0.30	to	1.50	(22.08)	to	(23.00)
12/31/2021	5,737	28.00	to	35.47	160,222	-	0.30	to	1.50	12.54	to	11.21
ProFund VP Small-Cap Value
12/31/2025	7,004	30.96	to	36.89	216,151	0.29	0.00	to	1.50	5.00	to	3.44
12/31/2024	4,897	29.48	to	35.66	145,150	0.27	0.00	to	1.50	5.56	to	4.30
12/31/2023	6,840	27.92	to	34.19	191,956	0.02	0.30	to	1.50	12.60	to	11.27
12/31/2022	4,421	24.80	to	30.73	113,324	-	0.30	to	1.50	(12.67)	to	(13.71)
12/31/2021	9,114	28.40	to	35.61	257,915	0.09	0.30	to	1.50	28.17	to	26.66
ProFund VP U.S. Government Plus
12/31/2025	4,056	10.91	to	8.52	43,608	2.94	0.00	to	1.50	1.17	to	(0.32)
12/31/2024	4,213	10.79	to	8.55	45,032	3.40	0.00	to	1.50	(13.09)	to	(14.12)
12/31/2023	9,847	12.41	to	9.95	120,876	4.26	0.30	to	1.50	(0.26)	to	(1.43)
12/31/2022	3,360	12.44	to	10.10	40,485	-	0.30	to	1.50	(41.87)	to	(42.56)
12/31/2021	3,498	21.40	to	17.58	72,262	-	0.30	to	1.50	(7.36)	to	(8.46)
ProFund VP UltraNASDAQ-100
12/31/2025	14,244	319.14	to	275.43	4,475,172	0.24	0.00	to	1.50	29.25	to	27.34
12/31/2024	12,016	246.92	to	216.29	2,916,493	0.34	0.00	to	1.50	40.99	to	39.31
12/31/2023	12,524	175.08	to	155.26	2,159,632	-	0.30	to	1.50	114.82	to	112.29
12/31/2022	15,443	81.50	to	73.13	1,235,118	-	0.30	to	1.50	(61.05)	to	(61.51)
12/31/2021	11,636	209.22	to	190.00	2,369,588	-	0.30	to	1.50	52.05	to	50.26

39

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2025

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

ProFund VP UltraSmall-Cap
12/31/2025	7,965	$32.29	to	$64.07	$ 255,217	0.79%	0.00%	to	1.50%	12.93%	to	11.26%
12/31/2024	15,775	28.59	to	57.58	452,148	0.46	0.00	to	1.50	10.36	to	9.05
12/31/2023	16,067	25.90	to	52.80	426,630	-	0.30	to	1.50	22.06	to	20.62
12/31/2022	16,142	21.22	to	43.77	354,639	-	0.30	to	1.50	(43.85)	to	(44.52)
12/31/2021	16,264	37.79	to	78.90	624,968	-	0.30	to	1.50	22.94	to	21.48
ProFund VP Utilities
12/31/2025	11,173	29.09	to	33.89	325,064	1.10	0.00	to	1.50	13.98	to	12.30
12/31/2024	9,122	25.52	to	30.18	234,494	1.60	0.00	to	1.50	20.91	to	19.47
12/31/2023	6,288	21.10	to	25.26	137,498	1.26	0.30	to	1.50	(8.86)	to	(9.94)
12/31/2022	10,138	23.16	to	28.05	240,238	0.92	0.30	to	1.50	(0.55)	to	(1.72)
12/31/2021	9,565	23.28	to	28.54	228,566	1.70	0.30	to	1.50	15.06	to	13.70
TA Aegon Bond Initial Class
12/31/2025	37,468	18.98	to	14.56	646,529	5.98	0.00	to	1.50	7.13	to	5.54
12/31/2024	32,787	17.72	to	13.79	521,407	5.11	0.00	to	1.50	2.14	to	0.62
12/31/2023	26,191	17.35	to	13.71	401,173	0.80	0.00	to	1.50	6.45	to	4.88
12/31/2022	36,227	16.30	to	13.07	527,216	2.72	0.00	to	1.50	(14.84)	to	(16.10)
12/31/2021	40,166	19.14	to	15.58	698,815	1.32	0.00	to	1.50	(0.87)	to	(2.34)
TA Aegon Core Bond Initial Class
12/31/2025	33,639	19.21	to	14.01	596,048	2.63	0.00	to	1.50	6.99	to	5.41
12/31/2024	36,306	17.96	to	13.29	587,188	5.54	0.00	to	1.50	1.38	to	(0.12)
12/31/2023	36,926	17.71	to	13.30	594,210	2.79	0.00	to	1.50	6.04	to	4.47
12/31/2022	38,993	16.71	to	12.73	596,967	2.82	0.00	to	1.50	(12.77)	to	(14.05)
12/31/2021	44,250	19.15	to	14.82	785,560	2.87	0.00	to	1.50	(1.03)	to	(2.49)
TA Aegon High Yield Bond Initial Class
12/31/2025	34,135	30.54	to	29.58	1,031,043	6.86	0.00	to	1.50	8.46	to	6.86
12/31/2024	34,704	28.16	to	27.68	972,574	5.01	0.00	to	1.50	7.11	to	5.84
12/31/2023	34,247	26.28	to	26.15	898,570	4.57	0.30	to	1.50	10.78	to	9.47
12/31/2022	35,191	23.72	to	23.89	836,863	5.82	0.30	to	1.50	(11.39)	to	(12.43)
12/31/2021	36,958	26.77	to	27.28	998,147	5.25	0.30	to	1.50	6.03	to	4.78
TA Aegon Sustainable Equity Income Initial Class
12/31/2025	47,142	40.71	to	32.90	1,746,856	1.67	0.00	to	1.50	11.26	to	9.61
12/31/2024	45,358	36.59	to	30.02	1,517,950	2.07	0.00	to	1.50	16.93	to	15.19
12/31/2023	43,952	31.29	to	26.06	1,266,615	2.40	0.00	to	1.50	6.28	to	4.71
12/31/2022	48,358	29.44	to	24.89	1,329,167	2.08	0.00	to	1.50	(11.63)	to	(12.93)
12/31/2021	49,161	33.32	to	28.58	1,547,393	2.05	0.00	to	1.50	22.42	to	20.61
TA Aegon U.S. Government Securities Initial Class
12/31/2025	7,422	15.33	to	11.63	111,082	3.94	0.00	to	1.50	5.85	to	4.29
12/31/2024	9,419	14.48	to	11.15	129,420	3.69	0.00	to	1.50	0.03	to	(1.16)
12/31/2023	9,245	14.47	to	11.28	127,543	1.16	0.30	to	1.50	3.69	to	2.47
12/31/2022	2,454	13.96	to	11.01	31,569	1.05	0.30	to	1.50	(13.29)	to	(14.31)
12/31/2021	2,728	16.10	to	12.85	40,090	1.94	0.30	to	1.50	(2.68)	to	(3.83)
TA BlackRock Government Money Market Initial Class
12/31/2025	117,180	13.12	to	9.41	1,421,989	3.99	0.00	to	1.50	4.07	to	2.53
12/31/2024	121,009	12.61	to	9.18	1,409,814	4.91	0.00	to	1.50	5.04	to	3.48
12/31/2023	97,908	12.01	to	8.87	1,084,863	4.77	0.00	to	1.50	4.86	to	3.31
12/31/2022	76,970	11.45	to	8.59	828,294	1.35	0.00	to	1.50	1.40	to	(0.09)
12/31/2021	84,534	11.29	to	8.59	901,588	-	0.00	to	1.50	0.00	to	(1.47)
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class
12/31/2025	2,497	17.49	to	14.37	40,749	2.91	0.00	to	1.50	9.02	to	7.41
12/31/2024	4,008	16.04	to	13.38	57,056	2.52	0.00	to	1.50	6.71	to	5.12
12/31/2023	4,032	15.03	to	12.73	54,225	1.76	0.00	to	1.50	10.21	to	8.58
12/31/2022	3,993	13.64	to	11.72	49,178	1.63	0.00	to	1.50	(15.06)	to	(16.32)
12/31/2021	3,737	16.06	to	14.01	54,649	1.43	0.00	to	1.50	5.98	to	4.41

40

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2025

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

TA BlackRock iShares Active Asset Allocation - Moderate Initial Class
12/31/2025	3,876	$18.50	to	$15.21	$ 68,139	2.64%	0.00%	to	1.50%	9.70%	to	8.08%
12/31/2024	5,976	16.87	to	14.07	91,908	2.13	0.00	to	1.50	9.44	to	7.82
12/31/2023	4,932	15.41	to	13.05	69,647	1.80	0.00	to	1.50	13.55	to	11.88
12/31/2022	5,824	13.57	to	11.67	73,539	1.63	0.00	to	1.50	(16.86)	to	(18.09)
12/31/2021	5,601	16.33	to	14.24	85,752	1.15	0.00	to	1.50	8.52	to	6.92
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class
12/31/2025	54,962	19.01	to	15.63	979,016	2.04	0.00	to	1.50	10.87	to	9.24
12/31/2024	67,388	17.15	to	14.31	1,069,554	1.82	0.00	to	1.50	12.79	to	11.11
12/31/2023	67,024	15.20	to	12.88	944,480	1.69	0.00	to	1.50	17.94	to	16.20
12/31/2022	73,417	12.89	to	11.08	876,584	1.44	0.00	to	1.50	(18.16)	to	(19.36)
12/31/2021	94,002	15.75	to	13.74	1,379,378	0.82	0.00	to	1.50	7.94	to	6.34
TA BlackRock iShares Edge 40 Initial Class
12/31/2025	2,661	24.19	to	22.29	63,711	3.15	0.00	to	1.50	11.64	to	9.99
12/31/2024	2,552	21.67	to	20.27	54,964	2.75	0.00	to	1.50	6.39	to	5.12
12/31/2023	2,316	20.36	to	19.28	47,043	2.35	0.30	to	1.50	9.12	to	7.84
12/31/2022	2,077	18.66	to	17.88	38,746	1.88	0.30	to	1.50	(14.50)	to	(15.51)
12/31/2021	2,146	21.82	to	21.16	46,724	1.81	0.30	to	1.50	5.77	to	4.52
TA BlackRock iShares Tactical - Balanced Initial Class
12/31/2025	13,210	21.03	to	17.03	261,608	3.44	0.00	to	1.50	13.23	to	11.56
12/31/2024	15,887	18.57	to	15.26	278,116	3.65	0.00	to	1.50	8.90	to	7.28
12/31/2023	15,248	17.05	to	14.23	244,499	1.34	0.00	to	1.50	10.99	to	9.35
12/31/2022	14,523	15.36	to	13.01	212,316	0.84	0.00	to	1.50	(19.42)	to	(20.61)
12/31/2021	16,228	19.07	to	16.39	295,139	-	0.00	to	1.50	6.62	to	5.04
TA BlackRock iShares Tactical - Conservative Initial Class
12/31/2025	10,289	18.74	to	15.18	174,760	3.68	0.00	to	1.50	11.03	to	9.39
12/31/2024	11,217	16.88	to	13.88	167,447	3.85	0.00	to	1.50	6.42	to	4.84
12/31/2023	11,874	15.86	to	13.24	168,509	1.48	0.00	to	1.50	7.57	to	5.98
12/31/2022	14,109	14.75	to	12.49	189,501	1.37	0.00	to	1.50	(17.12)	to	(18.34)
12/31/2021	14,090	17.79	to	15.29	230,688	1.23	0.00	to	1.50	4.43	to	2.89
TA BlackRock iShares Tactical - Growth Initial Class
12/31/2025	9,499	23.77	to	19.25	212,570	3.31	0.00	to	1.50	15.81	to	14.10
12/31/2024	12,745	20.53	to	16.87	240,067	3.60	0.00	to	1.50	11.95	to	10.29
12/31/2023	19,501	18.33	to	15.30	329,284	1.10	0.00	to	1.50	14.25	to	12.57
12/31/2022	23,585	16.05	to	13.59	352,188	-	0.00	to	1.50	(17.80)	to	(19.01)
12/31/2021	24,501	19.52	to	16.78	447,365	-	0.00	to	1.50	9.51	to	7.89
TA BlackRock Real Estate Securities Initial Class
12/31/2025	36,141	26.82	to	24.18	945,892	1.80	0.00	to	1.50	9.51	to	7.90
12/31/2024	37,475	24.49	to	22.41	898,982	2.14	0.00	to	1.50	0.95	to	(0.25)
12/31/2023	39,124	24.25	to	22.47	930,835	6.01	0.30	to	1.50	12.99	to	11.66
12/31/2022	38,085	21.46	to	20.12	804,850	3.44	0.30	to	1.50	(28.40)	to	(29.25)
12/31/2021	38,969	29.98	to	28.44	1,195,453	2.50	0.30	to	1.50	25.85	to	24.36
TA BlackRock Tactical Allocation Initial Class
12/31/2025	43,657	23.77	to	20.37	1,014,844	6.11	0.00	to	1.50	11.94	to	10.28
12/31/2024	46,978	21.24	to	18.47	972,084	4.68	0.00	to	1.50	12.42	to	11.08
12/31/2023	47,370	18.88	to	16.63	872,224	6.57	0.30	to	1.50	14.97	to	13.61
12/31/2022	46,742	16.43	to	14.64	746,363	7.94	0.30	to	1.50	(16.31)	to	(17.30)
12/31/2021	49,897	19.63	to	17.70	950,929	5.19	0.30	to	1.50	7.58	to	6.31
TA Goldman Sachs Managed Risk - Balanced ETF Initial Class
12/31/2025	282	23.25	to	23.95	6,258	2.63	0.00	to	1.50	11.17	to	9.52
12/31/2024	334	20.91	to	21.87	6,697	2.47	0.00	to	1.50	9.39	to	7.77
12/31/2023	340	19.12	to	20.29	6,259	1.74	0.00	to	1.50	13.41	to	11.74
12/31/2022	338	16.85	to	18.16	5,496	1.06	0.00	to	1.50	(14.07)	to	(15.34)
12/31/2021	1,391	19.62	to	21.45	26,141	1.22	0.00	to	1.50	9.65	to	8.03

41

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2025

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

TA Goldman Sachs Managed Risk - Conservative ETF Initial Class
12/31/2025	-	$16.26	to	$16.26	$ -	-%	0.00%	to	0.00%	10.27%	to	10.27%
12/31/2024	-	14.74	to	14.74	-	-	0.00	to	0.00	7.01	to	7.01
12/31/2023	-	13.78	to	13.78	-	-	0.00	to	0.00	10.91	to	10.91
12/31/2022	-	12.42	to	12.42	-	-	0.00	to	0.00	(11.66)	to	(11.66)
12/31/2021	-	14.06	to	14.06	-	-	0.00	to	0.00	3.00	to	3.00
TA Goldman Sachs Managed Risk - Growth ETF Initial Class
12/31/2025	12,951	27.90	to	31.96	344,774	2.26	0.00	to	1.50	12.49	to	10.83
12/31/2024	13,941	24.80	to	28.84	331,688	2.04	0.00	to	1.50	13.52	to	11.83
12/31/2023	13,800	21.85	to	25.78	291,330	1.70	0.00	to	1.50	18.08	to	16.34
12/31/2022	13,473	18.50	to	22.16	237,019	1.64	0.00	to	1.50	(14.32)	to	(15.58)
12/31/2021	14,995	21.59	to	26.25	309,758	1.17	0.00	to	1.50	14.25	to	12.56
TA International Focus Initial Class
12/31/2025	71,977	18.36	to	25.12	1,282,038	1.80	0.00	to	1.50	6.47	to	4.90
12/31/2024	85,621	17.24	to	23.94	1,446,605	2.31	0.00	to	1.50	(1.35)	to	(2.52)
12/31/2023	90,455	17.47	to	24.56	1,553,946	1.90	0.30	to	1.50	12.20	to	10.88
12/31/2022	105,653	15.57	to	22.15	1,631,107	3.03	0.30	to	1.50	(20.28)	to	(21.22)
12/31/2021	100,399	19.54	to	28.12	1,996,669	1.22	0.30	to	1.50	10.49	to	9.18
TA Janus Balanced Initial Class
12/31/2025	11,192	32.23	to	27.24	351,448	2.11	0.00	to	1.50	13.72	to	12.04
12/31/2024	11,313	28.35	to	24.31	311,424	2.00	0.00	to	1.50	14.81	to	13.44
12/31/2023	11,935	24.68	to	21.43	285,439	1.40	0.30	to	1.50	14.89	to	13.54
12/31/2022	11,312	21.48	to	18.88	235,075	0.99	0.30	to	1.50	(16.75)	to	(17.74)
12/31/2021	13,512	25.81	to	22.95	339,266	1.40	0.30	to	1.50	15.36	to	14.00
TA Janus Mid-Cap Growth Initial Class
12/31/2025	230,299	63.39	to	62.79	14,022,417	0.01	0.00	to	1.50	8.11	to	6.51
12/31/2024	256,206	58.64	to	58.95	14,558,054	0.13	0.00	to	1.50	14.04	to	12.69
12/31/2023	271,196	51.40	to	52.31	13,573,212	-	0.30	to	1.50	16.69	to	15.32
12/31/2022	272,396	44.05	to	45.36	11,704,693	-	0.30	to	1.50	(16.96)	to	(17.94)
12/31/2021	281,355	53.04	to	55.28	14,535,478	0.28	0.30	to	1.50	16.95	to	15.57
TA JPMorgan Asset Allocation - Conservative Initial Class
12/31/2025	31,688	24.36	to	21.31	754,766	4.04	0.00	to	1.50	10.63	to	8.99
12/31/2024	34,711	22.02	to	19.55	752,177	2.07	0.00	to	1.50	5.40	to	4.15
12/31/2023	34,759	20.89	to	18.78	716,542	2.24	0.30	to	1.50	6.73	to	5.47
12/31/2022	27,178	19.57	to	17.80	527,244	5.52	0.30	to	1.50	(15.61)	to	(16.60)
12/31/2021	30,496	23.19	to	21.35	703,712	2.40	0.30	to	1.50	5.58	to	4.34
TA JPMorgan Asset Allocation - Moderate Initial Class
12/31/2025	206,228	29.80	to	25.80	6,049,767	3.32	0.00	to	1.50	11.89	to	10.24
12/31/2024	209,821	26.63	to	23.40	5,514,820	1.59	0.00	to	1.50	7.70	to	6.42
12/31/2023	217,097	24.72	to	21.99	5,304,082	2.08	0.30	to	1.50	8.78	to	7.50
12/31/2022	228,324	22.73	to	20.46	5,139,141	5.37	0.30	to	1.50	(16.33)	to	(17.31)
12/31/2021	243,598	27.16	to	24.74	6,592,498	1.88	0.30	to	1.50	8.85	to	7.57
TA JPMorgan Asset Allocation - Moderate Growth Initial Class
12/31/2025	767,995	36.26	to	32.16	27,558,011	2.72	0.00	to	1.50	13.13	to	11.46
12/31/2024	814,413	32.05	to	28.85	25,884,624	1.22	0.00	to	1.50	10.71	to	9.40
12/31/2023	843,815	28.94	to	26.38	24,215,908	1.99	0.30	to	1.50	11.88	to	10.56
12/31/2022	869,308	25.86	to	23.86	22,363,306	5.33	0.30	to	1.50	(17.60)	to	(18.57)
12/31/2021	903,350	31.39	to	29.30	28,301,401	2.16	0.30	to	1.50	13.61	to	12.26
TA JPMorgan Diversified Equity Allocation Initial Class
12/31/2025	765,696	49.18	to	45.52	37,219,560	1.47	0.00	to	1.50	19.45	to	17.69
12/31/2024	792,632	41.17	to	38.68	32,356,816	1.34	0.00	to	1.50	16.02	to	14.64
12/31/2023	818,038	35.48	to	33.74	28,805,887	1.73	0.30	to	1.50	19.98	to	18.57
12/31/2022	848,386	29.57	to	28.46	24,957,722	6.05	0.30	to	1.50	(22.80)	to	(23.71)
12/31/2021	850,053	38.30	to	37.30	32,496,140	1.68	0.30	to	1.50	19.28	to	17.87

42

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2025

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

TA JPMorgan Enhanced Index Initial Class
12/31/2025	16,708	$78.77	to	$77.89	$ 1,306,324	0.74%	0.00%	to	1.50%	16.21%	to	14.50%
12/31/2024	14,085	67.78	to	68.02	953,697	0.69	0.00	to	1.50	23.86	to	22.39
12/31/2023	10,690	54.70	to	55.58	585,321	0.90	0.30	to	1.50	27.28	to	25.78
12/31/2022	10,213	42.98	to	44.19	439,771	0.63	0.30	to	1.50	(18.59)	to	(19.56)
12/31/2021	11,402	52.79	to	54.93	604,376	0.79	0.30	to	1.50	29.73	to	28.20
TA JPMorgan International Moderate Growth Initial Class
12/31/2025	70,457	18.95	to	23.54	1,337,113	3.41	0.00	to	1.50	18.02	to	16.27
12/31/2024	71,225	16.05	to	20.24	1,154,013	2.36	0.00	to	1.50	1.73	to	0.52
12/31/2023	77,348	15.78	to	20.14	1,231,103	1.58	0.30	to	1.50	8.84	to	7.56
12/31/2022	85,723	14.50	to	18.72	1,247,974	5.13	0.30	to	1.50	(17.53)	to	(18.50)
12/31/2021	88,259	17.58	to	22.97	1,536,111	1.53	0.30	to	1.50	8.92	to	7.64
TA JPMorgan Tactical Allocation Initial Class
12/31/2025	64,426	19.07	to	17.16	1,181,898	3.34	0.00	to	1.50	9.10	to	7.48
12/31/2024	61,917	17.48	to	15.96	1,047,027	2.79	0.00	to	1.50	3.95	to	2.72
12/31/2023	63,044	16.81	to	15.54	1,028,805	2.15	0.30	to	1.50	8.58	to	7.30
12/31/2022	73,899	15.49	to	14.49	1,118,059	1.85	0.30	to	1.50	(15.06)	to	(16.06)
12/31/2021	74,483	18.23	to	17.26	1,332,209	1.79	0.30	to	1.50	4.59	to	3.36
TA Morgan Stanley Capital Growth Initial Class
12/31/2025	73,373	99.57	to	97.66	7,081,638	-	0.00	to	1.50	20.20	to	18.43
12/31/2024	71,283	82.84	to	82.47	5,758,155	-	0.00	to	1.50	43.81	to	42.10
12/31/2023	80,039	57.58	to	58.03	4,517,371	-	0.30	to	1.50	46.27	to	44.54
12/31/2022	78,235	39.37	to	40.15	3,056,086	-	0.30	to	1.50	(59.96)	to	(60.44)
12/31/2021	81,701	98.33	to	101.48	8,051,745	-	0.30	to	1.50	(0.83)	to	(2.00)
TA Morgan Stanley Global Allocation Initial Class
12/31/2025	5,808	22.30	to	19.11	116,566	15.99	0.00	to	1.50	17.85	to	16.11
12/31/2024	10,111	18.92	to	16.45	180,415	11.39	0.00	to	1.50	6.94	to	5.67
12/31/2023	10,290	17.68	to	15.57	172,386	-	0.30	to	1.50	13.55	to	12.21
12/31/2022	10,733	15.57	to	13.88	156,733	0.77	0.30	to	1.50	(17.76)	to	(18.73)
12/31/2021	10,302	18.94	to	17.07	183,879	1.26	0.30	to	1.50	8.10	to	6.82
TA Multi-Managed Balanced Initial Class
12/31/2025	32,359	53.39	to	47.01	1,667,671	2.13	0.00	to	1.50	13.06	to	11.39
12/31/2024	34,218	47.22	to	42.21	1,566,218	1.94	0.00	to	1.50	14.59	to	13.23
12/31/2023	36,611	41.19	to	37.27	1,469,028	1.59	0.30	to	1.50	18.37	to	16.98
12/31/2022	37,458	34.80	to	31.86	1,273,909	1.19	0.30	to	1.50	(16.53)	to	(17.52)
12/31/2021	40,813	41.69	to	38.63	1,671,428	1.14	0.30	to	1.50	16.69	to	15.31
TA Small/Mid Cap Value Initial Class
12/31/2025	84,355	74.84	to	59.49	6,098,934	1.24	0.00	to	1.50	9.81	to	8.19
12/31/2024	89,618	68.15	to	54.99	5,925,709	0.93	0.00	to	1.50	8.53	to	7.24
12/31/2023	103,942	62.77	to	51.28	6,332,654	1.05	0.30	to	1.50	12.06	to	10.74
12/31/2022	107,516	56.01	to	46.30	5,841,002	0.60	0.30	to	1.50	(8.58)	to	(9.66)
12/31/2021	108,236	61.27	to	51.26	6,428,119	0.65	0.30	to	1.50	27.74	to	26.23
TA T. Rowe Price Small Cap Initial Class
12/31/2025	34,275	75.86	to	72.62	2,534,310	-	0.00	to	1.50	10.27	to	8.64
12/31/2024	37,308	68.80	to	66.85	2,516,575	-	0.00	to	1.50	12.44	to	11.10
12/31/2023	37,638	61.16	to	60.16	2,261,821	-	0.30	to	1.50	20.84	to	19.41
12/31/2022	36,976	50.62	to	50.38	1,840,918	-	0.30	to	1.50	(22.62)	to	(23.53)
12/31/2021	36,882	65.41	to	65.89	2,376,196	-	0.30	to	1.50	11.04	to	9.73
TA TSW Mid Cap Value Opportunities Initial Class
12/31/2025	7,298	56.33	to	67.56	392,931	1.27	0.00	to	0.90	9.56	to	8.58
12/31/2024	7,638	51.41	to	62.22	378,123	1.44	0.00	to	0.90	8.15	to	7.51
12/31/2023	8,053	47.52	to	57.87	370,264	1.51	0.30	to	0.90	10.48	to	9.82
12/31/2022	9,835	43.01	to	52.69	411,289	0.83	0.30	to	0.90	(8.51)	to	(9.05)
12/31/2021	10,083	47.01	to	57.94	462,848	0.77	0.30	to	0.90	28.80	to	28.04

43

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2025

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

TA WMC US Growth Initial Class
12/31/2025	480,657	$99.21	to	$88.95	$ 44,009,353	-%	0.00%	to	1.50%	17.76%	to	16.02%
12/31/2024	508,020	84.25	to	76.67	39,757,927	0.01	0.00	to	1.50	28.99	to	27.08
12/31/2023	518,442	65.32	to	60.33	31,663,072	0.04	0.00	to	1.50	42.08	to	39.99
12/31/2022	523,269	45.97	to	43.10	22,650,321	-	0.00	to	1.50	(31.35)	to	(32.36)
12/31/2021	535,814	66.96	to	63.72	34,026,763	0.08	0.00	to	1.50	20.67	to	18.88
(1) See Footnote 1

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

** These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

44

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2025

6. Administrative and Mortality and Expense Risk Charges

Under some forms of the policies, a sales charge and premium taxes are deducted by TFLIC prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply. Under all forms of the policy, monthly charges against policy cash values are made to compensate TFLIC for costs of insurance provided. A daily charge equal to an annual rate ranging from 0.00% to 1.50% of average daily net assets is assessed to compensate TFLIC for assumption of mortality and expense risks in connection with the issuance and administration of the policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year. Charges reflected above are those currently assessed and may be subject to change.  Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TFLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TFLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TFLIC, as long as earnings are credited under the variable life contracts.

45

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2025

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued.  During this period, there were no subsequent events requiring recognition in the financial statements.

9. Related Parties

Transamerica Capital, Inc. (TCI), a wholesaling broker-dealer, is an affiliated entity of TFLIC and an indirect wholly owned subsidiary of Aegon Ltd. TCI distributes TFLIC's products through broker-dealers and other financial intermediaries.

The subaccounts invest in the mutual funds listed in Footnote 1. These investments include funds managed by Transamerica Asset Management, Inc. (TAM). Transamerica Fund Services, Inc. (TFS) serves as a transfer agent to TAM, and Aegon USA Asset Management Holding, LLC (AAM) serves as a sub-advisor for certain funds managed by TAM. TAM, TFS and AAM are affiliated entities of TFLIC and indirect wholly owned subsidiaries of Aegon Ltd. Funds managed by TAM are identified by their fund name, which includes reference to Aegon, Transamerica or both. The Separate Account pays management fees to the related funds as detailed in the fund prospectus.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

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Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2025

10. Segment Reporting

Each fund of the Separate Account constitutes a single operating segment and therefore, a single reportable segment because the Chief Operating Decision Maker (CODM) manages the activities of the Separate Account using information of each fund. The Separate Account is engaged in a single line of business as a registered unit investment trust. The Separate Account is a funding vehicle for individual variable annuity contracts with the assets owned by TFLIC to support the liabilities of the applicable insurance contracts. The subaccounts have identified the President and Chief Operating Officer as the CODM as the Separate Account does not have employees and is not a separate legal entity.

The CODM uses increase (decrease) in net assets from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the funds within the Separate Account. The Accounting policies used to measure profit and loss of the segments are the same as those described in the Summary of Significant Accounting Policies (see note 2). The measure of segment assets is reported on the balance sheet as total consolidated assets. Refer to the Statements of Operations and Changes in Net Assets for each fund’s operating segment and related footnotes for significant expenses principle and the existing segment requirements as of December 31, 2025 and for the year ended December 31, 2025 and December 31, 2024.

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